UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2020

Item 1. Reports to Stockholders

Annual report

Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund

March 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 914-0278. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Optimum Funds or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2020, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Investment products and advisory services are distributed and offered by and referred through affiliates which include Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and Macquarie Investment Management Business Trust (MIMBT), a Securities and Exchange Commission (SEC)-registered investment advisor. Investment advisory services are provided by a series of MIMBT. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide. Delaware Funds by Macquarie refers to certain investment solutions that MIM distributes, offers, refers, or advises.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management reviews

Optimum Fixed Income Fund

April 7, 2020 (Unaudited)

Performance review (for the year ended March 31, 2020)
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+5.52%
Optimum Fixed Income Fund (Class A shares)	1-year return	+5.24%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+8.93%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 18.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks a high level of income and may also seek growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market review

Despite heightened global trade tensions during the first three months of the Fund’s fiscal year ended March 31, 2020, both safe-haven and risk assets broadly rallied as central bank rhetoric became more accommodative amid mounting economic uncertainties. Assets broadly rallied as financial conditions eased in anticipation of supportive global monetary policy. While risk sentiment varied along with trade tensions throughout the 12-month period, the market continued to set new highs, and credit spreads broadly tightened during the first six months of the fiscal year. Meanwhile, 10-year bond yields fell in the United States and Germany, and the US yield curve inverted again.

In the third calendar quarter of 2019, risk assets generally withstood bouts of market volatility, while sovereign yields declined. Geopolitical developments drove market volatility. In addition to rising US-China trade tensions, political instability rose around the world: protests escalated in Hong Kong, unexpected electoral outcomes occurred in Argentina, and a formal impeachment inquiry began against US President Donald Trump.

Financial markets moved in tandem with geopolitical uncertainty, particularly in August 2019 as escalating trade tensions precipitated a steep selloff in risk assets and a surge in demand for sovereign bonds. However, investor fears subsided toward the end of September, leading to some reprieve in markets. In the US, the Federal Reserve lowered its policy rate twice, ending a three-year hiking cycle. In Europe, the European Central Bank (ECB) delivered a modest rate cut and announced the resumption of a quantitative easing (QE) program. Global economic data were mixed, trending weaker overall.

In late 2019, favorable developments in the US-China trade discussions and a more favorable view of a Brexit deal following UK Prime Minister Boris Johnson’s party’s resounding election victory seemed to bolster investor sentiment, capping a year of strong asset returns. Recession fears subsided as equity indices reached fresh highs and sovereign yields broadly rose, although they ended the year lower. Central banks broadly remained accommodative. After lowering the target federal funds rate in October, the Fed held its policy rate steady for the remainder of 2019, while the ECB and the Bank of Japan remained firmly in easing mode. The US unemployment rate fell to its lowest rate in half a century.

During the first quarter of 2020, the coronavirus dominated headlines as the number of cases and their geographic dispersion increased rapidly in February and March. In China, authorities instituted quarantines across highly affected provinces, many of which contribute significantly to the country’s economy. The People’s Bank of China took measures to ease financial conditions in an attempt to buffer the economy from the shock.

Virus-related fears sparked a global selloff in risk assets. Uncertainty over the effects on an already fragile growth backdrop – including disruptions in demand as well as supply chains – pressured most risk markets lower and led investors to seek safety in sovereign bonds. Equities retraced their recent gains, and US Treasury yields plummeted. Meanwhile, global credit spreads widened broadly, though investment grade credit generated positive total returns given the sharp decline in US rates. As market volatility increased, the Fed took swift action, cutting the federal funds rate by 1.50 percentage points and initiating a number of QE programs. Other developed-market central banks generally held policy rates steady as they sought more clarity on the virus’s global effects. Still, most signaled

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Portfolio management reviews

Optimum Fixed Income Fund

easing stances even as questions arose about the effectiveness of monetary policy for supply-side shocks.

Source: Bloomberg.

Fund performance

For the fiscal year, Optimum Fixed Income Fund underperformed its benchmark index, the Bloomberg Barclays US Aggregate Index, with mixed results from different component parts of the Fund, managed by DMC and PIMCO. The following remarks describe factors that affected relative performance within the Fund’s respective portions.

DMC

For the fiscal year ended March 31, 2020, DMC’s portion of Optimum Fixed Income Fund underperformed the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index.

As risk premiums compressed across most fixed income classes during 2019, the DMC portfolio management team reduced risks across plus-sector components, including high yield, emerging markets debt, bank loans, and convertibles, within its portion of the Fund, with the expectation that it might have a more attractive entry point in 2020 to redeploy these assets.

As concerns around COVID-19 gained traction and drove credit spreads materially higher over a short period of time, DMC worked to identify relative value opportunities to redeploy some of that capital. However, as spreads peaked and began their rapid descent, DMC again pulled back on additional purchases with the expectation that volatility may create additional entry points.

Exposure to emerging markets was a significant detractor from performance for DMC’s portion of the Fund. For most of the fiscal year, the portfolio benefited from exposure to the asset class. However, with the onset of COVID-19 and a precipitous collapse in energy prices, emerging markets dramatically underperformed. A tactical plus-sector allocation to bank loans also detracted from performance partly because of the asset class’s lack of interest rate sensitivity.

During the Fund’s fiscal year, DMC’s sector underweight to mortgage-backed securities (MBS) detracted from performance from its portion of the Fund, along with subsector allocation and security selection within MBS. An allocation to nonagency residential MBS contributed to returns. DMC’s portion of the Fund benefited from strong subsector and security selection within A-rated investment grade corporate bonds. Within this quality bucket, consumer cyclicals, capital goods, and consumer noncyclicals outperformed.

Oasis Petroleum Inc. was an opportunistic position within DMC’s high yield allocation that was ultimately a detractor from Fund performance. High yield energy companies faced some challenges entering 2020, which led DMC to reduce its overall exposure to the sector within its portion of the Fund. DMC held on to Oasis

Petroleum based on what DMC viewed as the company’s competitive cost structure, solid hedge position, reasonable leverage profile, and what DMC viewed as more-than-adequate liquidity. However, as oil industry conditions deteriorated, DMC decided to exit the position during the 12-month period.

DMC held a small position in Ecuadoran bonds that detracted from performance. The country faces a difficult situation, involving political risk, liquidity, and potentially solvency. Ecuador’s government is currently in a 30-day grace period for coupon payments and is preparing a debt restructuring offer to private bondholders. At the same time, the country is renegotiating its current program with the International Monetary Fund (IMF), so disbursements are suspended until new targets are placed. In addition, DMC believes there is the political risk if a Correista candidate (that is, a supporter of politician and economist Rafael Correa) should win the presidential election in February 2021, potentially increasing the odds of a default. However, DMC believes that current prices reflect these risks and intends to hold the position within DMC’s portion of the Fund’s portfolio.

Telefonica Emisiones S.A.U. was among the contributors to performance within the DMC portion of the Fund. Telefonica provides telecommunications services to countries primarily in Europe and Latin America. In the most recent quarter, the company reported financial results generally in line with expectations, without providing an update on potential disposals of its Latin American operations, not including Brazil, which would be a credit positive by reducing leverage and eliminating a highly volatile region from its financials. Due to strong relative and absolute performance, DMC decided to sell the position from its portion of the Fund during the fiscal year.

Verizon Communications Inc., with a large, liquid capital structure that DMC believes has the potential to provide significant opportunities, is a core holding in DMC’s portion of the Fund. Verizon reported mixed results in the first quarter of 2020, with strong revenue and subscriber additions, while profit margins declined on promotional spending. Its guidance for 2020 was in line with expectations at that time. However, with the onset of COVID-19, the company has agreed not to cut off small business and individual consumers for 60 days if they are unable to pay bills. While DMC believes the credit is trending toward an A rating, it will likely take a few more quarters to see how spectrum spending plays out. Verizon remains a core holding in DMC’s portion of the Fund.

During the fiscal year, DMC used a variety of derivatives, including Treasury futures used primarily as a tool to manage yield curve risk. It also used a commercial mortgage-backed securities (CMBS) index, fixed income put and call options, and currency hedges. The use of derivatives added slightly more than 0.50 percentage points to performance for DMC’s portion of the Fund for the fiscal year.

PIMCO

During the fiscal year, PIMCO’s portion of the Fund underperformed its benchmark.

Interest rate strategies detracted from performance overall for PIMCO’s portion of the Fund during the fiscal year. An overall overweight to US duration and yield curve positioning, including an overweight to intermediate rates, added to performance as US Treasury yields fell during the 12-month period. Non-US interest rate strategies detracted from performance overall, including an overweight to Italian yields and short exposure to UK interest rates.

Spread sector strategies were negative for returns in PIMCO’s portion of the Fund overall during the fiscal year. An underweight to investment grade corporate spread duration added to performance as credit spreads widened. Relative value positioning within agency MBS was positive for performance, including a focus on 3.0%-4.5% coupons as these mortgages outperformed the broader mortgage market. Holdings of select nonagency mortgages detracted from performance as risk asset spreads generally widened and the sector underperformed. An allocation to US Treasury inflation-protected securities (TIPS) detracted from performance in PIMCO’s portion of the Fund as inflation expectations declined during the fiscal year. Lastly, a modest allocation to high yield corporate credit detracted from performance as spreads widened.

Currency strategies detracted from performance for PIMCO’s portion of the Fund, including a long-dollar bias relative to a basket of Latin American emerging market currencies.

An overweight to Deutsche Bank senior bonds detracted from performance for PIMCO’s portion of the Fund. Deutsche extended its AT1 bonds in March and this negatively affected Deutsche’s debt more broadly. Holdings of Credit Suisse subordinated debt detracted from performance as subordinated debt underperformed more senior debt during the Fund’s fiscal year.

An underweight to Occidental Petroleum, especially toward the end of the fiscal period, contributed to performance for PIMCO’s portion of the Fund. Commodity prices broadly fell during the 12-month period amid expectations for a rise in global oil inventories driven by unprecedented demand losses. An underweight to Boeing also contributed to performance for PIMCO’s portion of the Fund. The company suffered from idiosyncratic concerns related to its 737 MAX program, coupled with the broader shock to the airline industry as a result of COVID-19 concerns.

At fiscal year end, PIMCO continued to favor US interest rate exposure relative to other developed markets, including the United Kingdom. It maintained TIPS exposure in PIMCO’s portion of the Fund given low valuations affected somewhat by stressed market conditions. PIMCO maintained a broad underweight in the Fund to corporate credit and a bias toward liquid, high-quality corporate credit with an overall underweight relative to the benchmark. It continued to favor senior positions in mortgage credit given the asset’s inherent fundamental strength and deleveraging nature. PIMCO is focused on maintaining a high level of liquidity in its portion of the Fund.

PIMCO used several types of derivatives to seek to manage risks associated with market volatility and interest rate risk. However, the use of credit default swaps, forwards, futures, interest rate swaps, options, and swaptions did not have a material impact on performance during the fiscal year within PIMCO’s portion of the Fund.

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Portfolio management reviews

Optimum International Fund

April 7, 2020 (Unaudited)

Performance review (for the year ended March 31, 2020)
Optimum International Fund (Institutional Class shares)*	1-year return	– 19.36%
Optimum International Fund (Class A shares)*	1-year return	– 19.54%
MSCI ACWI ex USA Index (net)	1-year return	– 15.57%
MSCI ACWI ex USA Index (gross)	1-year return	– 15.14%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 21.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)

EARNEST Partners LLC (EARNEST)

Market review

The Fund’s fiscal year ended March 31, 2020 began amid concern that a looming global slowdown in economic growth could lead to a recession. The frustrating pace of negotiation to end the US-China trade war also weighed on investors. After broadly hinting in early 2019 that it would begin reducing interest rates, the US Federal Reserve cut rates at the end of July 2019 and again in September and October. Combined with the European Central Bank’s easing signals and dovish language, global stocks soared amid renewed confidence that central banks were prepared to act aggressively to avert a global recession. Trade tensions also abated somewhat with the Trump administration’s decision to table plans to impose tariffs on imports of cars and auto parts, giving the administration room to negotiate with the European Union and Japan. Then, in the third quarter of 2019, when the United States and China reached an agreement on a Phase 1 trade deal, equity markets began a rally that persisted into mid-January 2020.

From that point on, equity markets swiftly unraveled as investors struggled to understand the effects of the coronavirus outbreak that surfaced first in China and then began to spread to the rest of the world. A lack of information left investors with little guidance. Compounding the problem, Saudi Arabia and Russia responded to a worldwide reduction in demand for oil with a price war and production increases that sent oil prices sharply downward. Crude prices in the US plunged from $60 a barrel to just under $20 in merely a few weeks.

As COVID-19 spread throughout Asia, Europe, and the US, government-imposed lockdowns to prevent the spread of the disease also caused severe economic slowdowns. With businesses shutting down and unemployment increasing dramatically, governments took dramatic steps to provide economic assistance and stimulus measures. In the US, the Fed reduced rates to zero while Congress enacted three stimulus packages, the last of which provided $2 trillion in aid to be used for direct payments to individuals, enhanced unemployment benefits, aid to small business, and relief for certain large industries.

Source: Bloomberg.

Fund performance

For the fiscal year, Optimum International Fund underperformed its benchmark, the MSCI ACWI ex USA Index. Acadian’s portion of the Fund outperformed the benchmark (net of fees), as it benefited from stock selection and an underweight position in the United Kingdom along with stock selection in Australia and Brazil. Adverse stock selection in France, Germany, and Japan detracted from Acadian’s portion of the Fund. EARNEST’s portion of the Fund underperformed the MSCI ACWI ex USA Index. A relative overweight allocation to the financials sector and a relative underweight allocation to utilities detracted from performance for EARNEST’s portion of the Fund, while strong stock selection in the industrials and materials sectors contributed to performance.

Acadian

Acadian focuses on its disciplined, value-focused, multi-factor approach and manages its portion of the Fund with what it views as consistency, objectivity, and appropriate risk controls. Acadian believes that the coronavirus pandemic has created a new set of challenges for global equities and that the current situation is fluid and evolving. In these circumstances, Acadian’s approach is to maintain a calm and measured perspective, removing human emotion, as Acadian believes it would be counterproductive to overreact to exceptional conditions by making wholesale changes to its portion of the Fund.

Stock selection and an underweight position to the consumer discretionary sector, along with stock selection in healthcare, detracted from Acadian’s portion of the Fund. Positions in Japanese healthcare and Canadian financials also detracted.

French healthcare company Ipsen S.A. and British materials company Ferrexpo PLC detracted from performance in Acadian’s portion of the Fund. Ipsen’s stock price slumped in response to a setback in development of palovarotene, a treatment for rare bone diseases, and a related loss of €669 million before taxes. Ferrexpo’s share price declined following the alleged misappropriation of funds between its chief executive officer and the Blooming Land charity. The company’s auditor, Deloitte, resigned after learning that Ferrexpo had delayed its investigations into the matter. Acadian still held Ipsen in its portion of the Fund at the end of the 12-month period to seek potential contributions based on its view of the company’s value and quality metrics. Acadian also held Ferrexpo in its portion of the Fund at the end of the fiscal period, owing primarily to what it viewed as strong value signals.

A combination of stock selection and an overweight position in information technology contributed to Acadian’s portion of the Fund during the fiscal year, as did a combination of stock selection and an underweight position in industrials. Acadian’s portion of the Fund benefited most from positions in Chinese industrials and Swiss healthcare stocks.

Fujitsu Ltd. and Fortescue Metals Group Ltd. were significant contributors to Acadian’s portion of the Fund. Shares of Fujitsu, a major Japanese information and communication technology company, advanced during the fiscal year as demand grew from organizations and quarantined employees for its range of technology products, solutions, and services. Shares of Australian mining company Fortescue gained on news that it would partner with Canadian utilities company ATCO Ltd., to build and operate hydrogen refueling facilities for vehicles in Western Australia. This project is aligned with Fortescue Metals’ initiative to remain in the forefront of Australia’s renewable hydrogen industry.

At the end of the 12-month period, Acadian’s largest overweight positions at the country level were Israel, China, Canada, South Korea, and the Netherlands. France, the UK, Japan, Germany, and Switzerland were the largest underweight positions. At the sector level, Acadian’s portion of the Fund was overweight healthcare and financials, while industrials and consumer staples were considerably underweighted.

EARNEST

As a bottom-up (stock-by-stock), fundamental manager, EARNEST looks beyond the quarter-over-quarter noise of the market and strives to position its portion of the Fund for growth over a full market cycle.

A relative overweight allocation to the financials sector and a relative underweight allocation to the utilities sector detracted from performance in EARNEST’s portion of the Fund during the fiscal year. Strong stock selection in the industrials and materials sectors contributed to performance in EARNEST’s portion of the Fund.

Amadeus IT Group S.A., a leading transaction processor for the global travel and tourism industry, detracted from performance in EARNEST’s portion of the Fund. Most of Amadeus’ revenue is tied to airline and hotel bookings, which have slowed due to the pandemic. Current valuation levels suggest air bookings will remain significantly depressed over the next 24 to 36 months. In EARNEST’s view, however, both history and current observations suggest the opposite.

Prysmian SpA, an Italian multinational corporation that manufactures electric power transmission and telecommunication cables and systems, also detracted from performance in EARNEST’s portion of the Fund. Italian stocks fell sharply as the coronavirus devastated the country.

At the end of the Fund’s fiscal year, EARNEST continued to hold Amadeus and Prysmian Group in its portion of the Fund. EARNEST believes Amadeus now trades at a level that is a significant discount to EARNEST’s estimate of its future earnings potential, which is based on its view that air travel will stabilize and begin to grow over the medium term. EARNEST believes Prysmian’s current valuation gap and its order backlog may prove to be a compelling risk-reward tradeoff over the long term as the fundamentals of the business remain largely intact.

Based in Switzerland, Roche Holding AG contributed significantly to EARNEST’s portion of the Fund. Roche is a leading global healthcare company engaged in the development, manufacturing, and marketing of drugs, advanced biologics, and medical devices. Roche generates most of its revenue from the sale of pharmaceuticals. Its diagnostics division is smaller, but has been faster growing. While often overlooked by market participants, Roche’s diagnostics business is a leader in infectious-disease testing. This has enabled the company to play a vital role during past viral outbreaks, including Ebola and Zika. With the COVID-19 pandemic,

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Portfolio management reviews

Optimum International Fund

Roche was early in distributing commercial tests and the first to pursue pre-Emergency Use Authorization (EUA) with the US Food and Drug Administration (FDA). Investors rewarded the company for its rapid response and aid to China.

Taiwan Semiconductor Manufacturing Co. Ltd., the world’s largest dedicated semiconductor foundry, also contributed to performance in EARNEST’s portion of the Fund. Taiwan Semiconductor uses its advanced production processes to manufacture semiconductor chips based on its customers’ proprietary designs and specifications. The company reported sales growth resulting from strong demand for its more advanced chips.

At the end of the fiscal year, EARNEST’s portion of the Fund held overweight positions in the financials, healthcare, information technology, and materials sectors and was underweight the communication services, consumer staples, consumer discretionary, energy, industrials, real estate, and utilities sectors. These relative overweight and underweight positions compared to the benchmark are a result of EARNEST’s perception of individual opportunities.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Large Cap Growth Fund

April 7, 2020 (Unaudited)

Performance review (for the year ended March 31, 2020)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	– 3.77%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	– 4.03%
Russell 1000® Growth Index (benchmark)	1-year return	+0.91%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 24.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

ClearBridge Investments, LLC (ClearBridge)

T. Rowe Price Associates, Inc. (T. Rowe Price)

Market review

For the first 10 months of the fiscal year ended March 31, 2020, both the economy and the equity markets continued the slow, steady growth that had characterized much of the past 11 years. When the fiscal period began, investors were nervous that interest rates were too high and that the ongoing US-China trade war would hinder economic growth. The US Federal Reserve soon hinted that a decrease in rates was forthcoming and, at the end of July 2019, the Federal Open Market Committee (FOMC) cut rates by 0.25 percentage points. Two similar cuts followed in October and December, bringing the target range down to 1.50%-1.75%. In December 2019, the United States and China agreed to a Phase 1 trade deal, which they signed in January 2020. Equities reached record highs that same month.

In February, however, markets turned sharply negative on fear that the coronavirus was spreading much more rapidly than anticipated. The market selloff intensified in March as the virus spread to the US, prompting state and local governments to close schools, nonessential businesses, and public facilities. Within a few short weeks the US economy went from near full employment to unemployment levels that economists are likening to those of the Great Depression. Equity markets transitioned from a bull market to a bear market in just 22 days, the fastest decline on record as global economic activity ground to a halt in an effort to contain the outbreak.

Compounding the market turmoil, Saudi Arabia and Russia waged an oil price war over the size of production cuts amid a burgeoning supply glut. That action undercut oil exporters, many emerging markets, and a large segment of the high yield credit market.

Stocks did pare some losses in the final days of the Fund’s fiscal year as governments around the world responded with a variety of measures intended to assist individuals and businesses. In the US, the FOMC reduced interest rates twice in March, taking the target range down to 0.0%-0.25%. Additionally, the Fed renewed its asset-purchasing program, this time including commercial paper, to shore up distressed credit markets. On the fiscal side, Congress enacted three relief bills in March, the last of which provides $2 trillion to be used for direct payments to individuals, enhanced unemployment benefits, aid to small businesses, and relief for certain large industries.

Large-cap stocks outperformed their mid- and small-cap peers during the fiscal year. In addition, growth stocks continued to outperform value stocks across all market capitalizations. The benchmark Russell 1000 Growth Index gained 0.91%, while the Russell 1000 Value Index declined 17.17%.

Source: Bloomberg.

Fund performance

Optimum Large Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year. ClearBridge’s portion of the Fund underperformed the benchmark due to negative stock selection and sector allocation decisions – in particular, stock selection in the financials, consumer staples, communication services, and information technology sectors. Additionally, an underweight to information technology and an overweight to the energy sector detracted from relative performance for ClearBridge’s portion of the Fund. T. Rowe Price’s portion of the Fund underperformed the benchmark as well, driven by stock selection and sector allocation. The information technology,

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Portfolio management reviews

Optimum Large Cap Growth Fund

industrials and business services, and healthcare sectors detracted the most from T. Rowe Price’s portion of the Fund, while utilities was the only sector that contributed to performance.

ClearBridge

ClearBridge normally invests its portion of the Fund’s assets in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. The Fund’s core holdings for ClearBridge’s portion are large capitalization companies that ClearBridge believes are dominant in their industries due to product, distribution, or service strength. ClearBridge believes recent market volatility gave it several opportunities to seek to improve the portfolio’s growth profile and have found names that ClearBridge thinks have a better chance to accelerate revenue growth when the economy rebounds and appear less dependent on pricing to drive potential revenue and earnings growth from here.

Financials detracted from performance as declining interest rates weighed on the margins of discount brokerage firm The Charles Schwab Corp. while the complete shutdown of economic activity and most consumer spending late in the fiscal year hurt credit card and travel services provider American Express Co. Consumer staples holdings also disappointed, as they failed to exhibit defensive characteristics in the market drawdown. Most of the damage was done by Anheuser-Busch InBev S.A./NV, which reported weak results in key Asian and other foreign markets and was hurt by currency headwinds. Spice and seasonings company McCormick & Co. Inc./MD also detracted from performance in ClearBridge’s portion of the Fund. Among sectors, real estate and industrials contributed the most to performance in ClearBridge’s portion of the Fund during the fiscal year. The exposure to industrials benefited from solid execution from business-information provider IHS Markit Ltd.

NVIDIA Corp., a developer of graphics processing units (GPUs) for use in gaming, visual design, and artificial intelligence (AI), was an important contributor to performance in ClearBridge’s portion of the Fund. ClearBridge believes gaming continues to have a long growth runway as more activity appears likely to continue to move to the cloud and new technologies drive product upgrades. Most recently, gaming benefited from the stay-at-home orders. The company has also gained ground in the data-center industry with its AI chips. Overall, NVIDIA’s graphics chips support what ClearBridge views as a relatively more defensive end market given the countercyclical nature of the industry in past downturns.

Also in the information technology sector, Adobe Inc., a leading provider of software for publishing and digital content, added to relative performance in ClearBridge’s portion of the Fund. Adobe has emerged as a leader in the delivery of software-as-a-service (SaaS) with its Marketing Cloud product line and its transition to a pure, subscription-based SaaS company, has driven higher recurring revenues as it helps companies large and small transform into digital enterprises.

In the consumer discretionary sector, Advance Auto Parts Inc., a specialty retailer of automotive aftermarket parts, accessories, batteries, and maintenance items that operates primarily in the US, detracted from performance for ClearBridge’s portion of the Fund. The stock has faced a series of short-term headwinds that have slowed its margin-expansion story, which drives ClearBridge’s thesis for owning the company. Higher loyalty-program costs and a warmer winter that reduced repair spending weighed on shares. The COVID-19 outbreak and shelter-in-place policies further pressured same-store sales. ClearBridge believes Advance Auto Parts is on the right track in its cost-cutting and margin-expansion efforts, and ClearBridge continues to own the stock in its portion of the Fund.

Pioneer Natural Resources Co., a shale producer of oil and gas in the Permian Basin of Texas, also detracted from performance in ClearBridge’s portion of the Fund. The company has benefited from its vertical integration, which enables it to provide much of its own raw materials for fracking. The stock was punished by sluggish oil prices that saw a sharp decline in the last six weeks of the fiscal year due to a global oil-price war. The COVID-19 outbreak further sapped already-weak global demand. While the current environment may cause many exploration and production (E&P) companies to go bankrupt, ClearBridge maintains the position in the belief that Pioneer has the potential to come out of the downturn in a stronger position.

T. Rowe Price

T. Rowe Price normally invests in stocks of large-capitalization companies with what it views as having one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and ability to expand even during times of slow economic growth.

In T. Rowe Price’s portion of the Fund, the information technology sector detracted the most from performance, due to weak stock selection and an underweight allocation compared to the benchmark. An underweight position in Apple Inc. reduced relative performance as the shares outperformed for the Fund’s fiscal year, driven by accelerating growth of services and wearables, and improving conditions for iPhone sales in China prior to the coronavirus disruption. T. Rowe Price has long held an underweight position in Apple, reflecting its lack of conviction in Apple’s long-term growth prospects. T. Rowe Price increased the position’s weight, however, ahead of the 5G iPhone product cycle to help mitigate the risk that the shares respond favorably to the launch.

Another detractor from performance in T. Rowe Price’s portion of the Fund was VMware Inc. The company underperformed during the 12-month period primarily due to an increasingly uncertain spending environment for information technology, exacerbated by the coronavirus pandemic. While information-technology spending is expected to slow broadly in the near term, T. Rowe Price thinks VMware may prove well positioned relative to its peers thanks to its extensive remote-working capabilities. T. Rowe Price also feels that the coronavirus outbreak may ultimately accelerate the need for digital transformation, and that VMware could gain market share as its new products appear likely to become more widely adopted within its installed base, in part due to the company’s hybrid cloud initiative and partnership with Amazon Web Services.

T. Rowe Price’s portion of the Fund underperformed in the industrials and business services sector due to stock choices. Shares of The Boeing Co. sold off following the tragic events that were linked to a design flaw in the 737 MAX. Shares were dragged lower by a series of negative news events during the investigation, ongoing delays in the 737 MAX recertification, and the pandemic-induced decline in air travel. T. Rowe Price trimmed its Boeing position throughout the fiscal year in order to mitigate the negative effects on the portfolio. Despite the near-term challenges and the timing of the investment thesis pushed out further into the future, T. Rowe Price maintained a position in the company in the belief that Boeing remains well positioned over the long term due to its current backlog of orders and potential tailwinds from secular growth in global air traffic as the middle class in emerging markets expands.

Within the healthcare sector, adverse stock selection detracted from relative results for T. Rowe Price’s portion of the Fund, driven by

HCA Healthcare Inc., an operator of hospitals and other healthcare facilities. Shares of HCA Healthcare came under significant pressure as the US surgeon general urged the deferment of elective procedures in order to free up hospital capacity for admissions related to COVID-19. These elective procedures account for roughly one-third of HCA Healthcare’s revenue and typically offer higher margins, which would be difficult to replace, even with a surge in COVID-19 admissions. T. Rowe Price still owns shares in the belief that HCA Healthcare’s strong execution, investment in its facilities, and attractive geographic mix have the potential to drive earnings growth over the long term.

In contrast, the utilities sector was the sole contributor to relative performance for the T. Rowe Price portion of the Fund due to an out-of-benchmark exposure to Sempra Energy and NextEra Energy Inc., which were the only relative contributors to the T. Rowe Price portion of the Fund over the fiscal year. Sempra Energy, which T. Rowe Price believes to have an attractive growth story and adds some ballast to its portfolio, is a play on the potential for rising demand for liquefied natural gas exports. Shortly before the end of the fiscal year, T. Rowe Price sold the position in NextEra Energy as the shares had generated relatively strong returns throughout the year, largely due to synergies resulting from its acquisition of Gulf Power in 2019. After the run up in share price, T. Rowe Price sold the shares to pursue what it viewed as more attractive investment opportunities.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Large Cap Value Fund

April 7, 2020 (Unaudited)

Performance review (for the year ended March 31, 2020)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	–14.19%
Optimum Large Cap Value Fund (Class A shares)	1-year return	–14.37%
Russell 1000® Value Index (benchmark)	1-year return	–17.17%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 27.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital and may also seek income.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS) Rothschild & Co (Rothschild)

Market review

Through the first 10 months of the Fund’s fiscal year ended March 31, 2020, both the economy and equity markets continued the sustained growth that had characterized the previous 11 years. Although the 12-month period began with investors concerned that interest rates were too high and that the ongoing US-China trade war would hinder economic growth, both issues were resolved as the fiscal year progressed. Beginning in July 2019, the US Federal Reserve cut rates by a quarter percentage point three times in 2019. And in December, the United States and China agreed to a Phase 1 trade deal that was signed in January 2020. Equity markets achieved an all-time high in January.

In February, however, it became apparent that the novel coronavirus that started in Wuhan’s province of China had spread throughout Asia and Europe and was present in the US. The ensuing market selloff was sudden and severe. In an effort to curb the spread of the virus, state and local governments reacted with social-distancing restrictions that effectively shut down much of their local economies. Within a few short weeks, the US economy went from near full employment to unemployment levels that economists are likening to that of the Great Depression.

Compounding the market turmoil was an oil price war between Saudi Arabia and Russia over the size of production cuts amid a burgeoning supply glut. That action undercut oil exporters, many emerging markets, and a large segment of the high yield credit market.

Governments around the world responded with a variety of measures intended to assist individuals and businesses. In the US, the Fed reduced interest rates twice in March, taking the target range down to 0%-0.25%. Additionally, the Fed renewed its asset-purchasing program, this time including commercial paper, to shore up distressed credit markets. On the fiscal side, the US Congress enacted three relief bills in March, the last of which provides $2 trillion to be used for direct payments to individuals, enhanced unemployment benefits, aid to small business, and relief for certain large industries.

Equity markets, as measured by the Russell 1000 Value Index, declined 17.2% for the fiscal year ended March 31, 2020. The index lost 26.7% in the final quarter of the fiscal year; obliterating gains that had been achieved in the first nine months of the period.

Source: Bloomberg.

Fund performance

Optimum Large Cap Value Fund outperformed its benchmark, the Russell 1000 Value Index, for the Fund’s fiscal year ended March 31, 2020. Both the MFS and Rothschild portions of the Fund reported performance that outperformed the benchmark return. MFS’s portion of the Fund benefited from an underweight allocation to the energy sector. An overweight allocation and, to a lesser extent, stock selection in the healthcare sector also supported relative returns. Stock selection and an underweight position in consumer staples detracted from relative performance. An underweight position in communication services also held back relative returns. Rothschild’s portion of the Fund benefited from underweight positions in consumer staples and utilities and an overweight in healthcare. An underweight in consumer discretionary, an overweight in communications services, and its cash position detracted from relative performance.

MFS

MFS has maintained a consistent investment approach since the inception of the strategy that it uses for management of its portion of the Fund. For its portion of the Fund, MFS uses a long-term time horizon in making investment decisions. MFS maintains a disciplined investment philosophy and process that is always focused on investing in what it views as high-quality companies trading at what it views as inexpensive valuations.

In light of the economic and market disruptions that took place in the final two months of the Fund’s fiscal year, MFS assessed the risks in this rapidly changing environment. MFS took advantage of perceived opportunities to add to, in its opinion, high-quality companies whose valuations had compressed, made trades to seek to mitigate risks in the portfolio based on its assessment of balance-sheet strength and long-term business durability or liquidity, and trimmed back or eliminated positions that had outperformed and whose valuations had expanded on a relative basis.

MFS’s portion of the Fund benefited from stock selection in both the industrials and financials sectors. Within industrials, defense contractor Northrop Grumman Corp. contributed to performance. The company is engaged in the provision of security services including cyber security for computers and communications. It is also involved in aerospace systems, designing and producing manned aircraft and spacecraft and high-energy laser systems. In the financials sector, Aon PLC, a provider of risk-management and human-capital consulting services, contributed to performance in MFS’s portion of the Fund.

In the healthcare sector, an overweight position in global health services provider Cigna Corp. and medical device maker Medtronic PLC bolstered relative results in MFS’s portion of the Fund. In the wake of the pandemic, Cigna has launched several initiatives in virtual health or telemedicine, including dentistry. Medtronic has received an emergency-use authorization from the US Food and Drug Administration (FDA) to make its Puritan Bennett™ 560 ventilators available in the US.

MFS’s portion of the Fund also benefited from food company Nestle S.A., financial service technology provider Fiserv Inc.,and management consulting, technology, and outsourcing services provider Accenture PLC. An overweight position in electricity provider The Southern Co. further aided relative returns.

MFS’s cash and cash-equivalents position also contributed to relative performance for the fiscal year. Under normal market conditions, MFS strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the Fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.

A position in Canadian energy company Suncor Energy Inc. in MFS’s portion of the Fund detracted from performance as the energy sector suffered from both a severe, coronavirus-induced drop in demand and a price war that erupted between Saudi Arabia and Russia. Overweight positions in industrial conglomerate 3M Co. and diversified financial-services firm Citigroup Inc. also weighed on relative returns during the 12-month period.

Within consumer staples, the absence of positions in consumer packaged-goods provider Procter & Gamble Co. and wholesale retailer Walmart Inc. detracted from relative results in MFS’s portion of the Fund. In the communication services sector, the lack of a position in telecommunication services provider AT&T Inc. detracted from relative performance. The absence of positions in semiconductor company Intel Corp., electric power and infrastructure company NextEra Enterprises Inc., investment conglomerate Berkshire Hathaway Inc., and biotechnology company Gilead Sciences Inc. also detracted from relative returns for MFS’s portion of the Fund.

Rothschild

Rothschild employs an integrated approach that balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks of companies it believes possess attractive relative valuation and the potential to exceed market expectations. Rothschild’s investment process has been stable through many market cycles, maintaining a consistent approach even as economic and market environments have fluctuated. That said, volatile market environments such as the one experienced during the Fund’s fiscal year may create opportunities for Rothschild’s bottom-up (stock-by-stock) approach to stock selection, as extreme shifts in near-term market sentiment can result in greater price inefficiencies at the individual stock level.

Rothschild’s portion of the Fund benefited from several of its real estate investment trust (REIT) holdings. Both Prologis Inc. and Equity LifeStyle Properties Inc., with exposure to warehouses and manufactured housing, respectively, outperformed due to strong underlying operating fundamentals. Rothschild’s decision to avoid exposure to retail REITs, given the growth of ecommerce and the consequent pressure on brick-and-mortar stores, was also beneficial.

Stock selection in the healthcare sector also added value to Rothschild’s portion of the Fund, led by exposure to biotechnology firms Biogen Inc. and Gilead Sciences Inc. Gilead was particularly strong late in the fiscal year, propelled by its work on a potential treatment for COVID-19. Cigna Corp. was another company that outperformed in the sector.

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Portfolio management reviews

Optimum Large Cap Value Fund

Microsoft Corp. was another leading contributor for Rothschild’s portion of the Fund, benefiting from its growing presence in the cloud with Azure and Office 365. Defense contractor Northrop Grumman Corp. also contributed to relative performance.

The strength of Microsoft notwithstanding, the information technology sector detracted from performance in Rothschild’s portion of the Fund. Communications-service supplier Cisco Systems Inc. suffered with its broad exposure to weak enterprise spending. Rothschild continues to hold the stock in the Fund’s portfolio due to what it views as its attractive relative valuation, healthy financial position, and leverage to an eventual recovery in enterprise spending. Semiconductor stocks, namely Broadcom Inc. and ON Semiconductor Corp., also came under pressure due to cyclical concerns following the sharp deterioration in the economic outlook. Rothschild trimmed both positions during the Fund’s fiscal year.

The consumer discretionary sector also detracted from relative performance in Rothschild’s portion of the Fund. With the onset of COVID-19, the sudden shock to the US economy and rise in unemployment caused significant disruption to several holdings in

Rothschild’s portion of the Fund’s portfolio, including consumer-electronics retailer Best Buy Co. Inc., global apparel firm PVH Corp., and cruise-operator Royal Caribbean Cruises Ltd. PVH, which owns key brands including Calvin Klein and Tommy Hilfiger, was hit particularly hard by the coronavirus, forcing it to shut down all its stores. Rothschild has since sold PVH and Royal Caribbean from its portion of the Fund, over concerns that they will lag the broader economy in the near to intermediate term.

Diamondback Energy Inc. was another significant detractor from performance for Rothschild’s portion of the Fund during the 12-month period. The Permian-basin oil and gas exploration company faced tough headwinds from the collapse in oil prices in the wake of unprecedented demand destruction, combined with supply concerns. Rothschild sold its position in Diamondback during the fiscal year.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Small-Mid Cap Growth Fund

April 7, 2020 (Unaudited)

Performance review (for the year ended March 31, 2020)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	–16.14%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	–16.32%
Russell 2500™ Growth Index (benchmark)	1-year return	–14.40%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 30.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbus Circle Investors (CCI)

Peregrine Capital Management, LLC (PCM)

Market review

Heightened volatility and macroeconomic uncertainty dominated the market environment throughout the Fund’s fiscal year ended March 31, 2020. Through the first nine months of the Fund’s fiscal period, markets remained resilient, generating solid returns as multiple interest rate cuts by the Federal Reserve and improving trade-war headlines caused investor fears of a pending recession to fade. However, the narrative changed abruptly in the final quarter of the fiscal year as the coronavirus pandemic caused unprecedented spikes in market volatility, ultimately driving equity markets negative for the 12-month period.

As the virus spread from China to Europe and began to take hold in the United States, markets reflected, in real time, what seemed to be an ever-worsening situation. Worldwide efforts to contain the spread of infection and “flatten the curve” of diagnosed cases and deaths caused significant damage to the global economy as many businesses were forced to close indefinitely, resulting in a significant elevation in near-term unemployment rates.

Both the Fed and US federal government were quick to act with broad-based stimulus programs aimed at softening the economic effects on both businesses and individuals. The extent to which these and likely additional responses from governments worldwide will prove successful in staving off a near-term recession is unclear. However, it seems likely that market volatility will remain elevated until there’s more clarity in relation to potential further effects on the economy and daily life.

Source: Bloomberg.

Fund performance

Optimum Small-Mid Cap Growth Fund underperformed its benchmark, the Russell 2500 Growth Index, for the fiscal year ended March 31, 2020. CCI’s portion of the Fund managed to outperform the benchmark primarily as a result of an overweight position and strong stock selection in healthcare and information technology (IT). PCM’s portion of the Fund trailed the benchmark due to stock selection in the IT and consumer discretionary sectors.

CCI

As noted previously, the healthcare and IT sectors drove outperformance for CCI’s portion of the Fund. Favorable stock selection contributed to performance for both sectors. The consumer discretionary and financials sectors were the main detractors.

While the absolute performance of CCI’s portion of the Fund suffered during the fiscal year, driven primarily by the COVID-19 crisis and the ensuing selloff in March, it outperformed the benchmark in the extremely volatile last fiscal quarter, as investors rotated toward company-specific and secular growth stories that benefited CCI’s portion of the Fund overall.

CCI uses a growth-oriented investment philosophy of “positive momentum and positive surprise” in which it strives to invest in what it views as good companies getting stronger and in companies whose fundamentals exceed investor expectations.

DexCom Inc., a medical device manufacturer focused on diabetes management, was the strongest contributor to CCI’s portion of the Fund for the fiscal year. Sales growth of DexCom’s market-leading continuous glucose-monitoring systems accelerated due to strong patient additions, driving better-than-expected financial results, and a

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

more favorable outlook. CCI believes that greater patient accessibility via the pharmacy channel, new partner launches, international expansion, and what it views as a best-in-class product pipeline appears poised to enable DexCom to gain share in a likely expanding market.

RingCentral Inc., a leading provider of cloud-based business communications software to small businesses and enterprises, also contributed to performance for CCI’s portion of the Fund after it announced a significant strategic partnership with Avaya. Under the agreement, RingCentral will become the exclusive supplier of cloud-based communication solutions to Avaya’s industry-largest base of more than 100 million legacy users, accelerating the adoption of RingCentral’s solutions in the enterprise market. CCI thinks the pact is likely to add to earnings growth and improve the company’s profit margin potential in both the near and longer term.

Crocs Inc., a successful designer and manufacturer of casual footwear, detracted the most from performance for CCI’s portion of the Fund due to disruptions to its Chinese supply chain and closure of many of its own and customer-operated retail outlets. While the company’s suppliers have reopened their factories, sales will only be online until retail locations reopen. In the meantime, efforts have been made to ensure financial flexibility by amending the revolving credit facility and suspending share repurchases. CCI added to its position in Crocs prematurely during the stock price decline and continues to hold the shares.

Floor & Decor Holdings Inc., a specialty retailer of flooring and accessory categories, detracted from performance for CCI’s portion of the Fund due to the pandemic’s effects on store operations. CCI believes that strong positioning within low-priced flooring and low mortgage rates should support the business once stores reopen. Launch of a private-label credit card, in-home design consulting, and enhanced customer relationship management and data analytics are potential key drivers for growth going forward. CCI added to Floor & Decor during the pullback.

CCI’s portion of the Fund remains most overweight IT companies tied to a variety of secular trends, including cloud computing and software, unified communication as a service (UCaaS), cyber-security, semiconductors, and wireless 5G. Additionally, CCI’s portion of the Fund is overweight consumer discretionary, including holdings in online models that are insulated from the COVID-19 pandemic, as well as housing-related names levered to lower interest rates. Conversely, CCI’s portion of the Fund remains most underweight the real estate sector, where it has no exposure due to the general lack of dynamism there, and financials because of the negative effects of low interest rates on bank profitability.

PCM

The IT and consumer discretionary sectors were the largest detractors from performance for PCM’s portion of the Fund during the fiscal year. Weakness in IT was driven by PCM’s software holdings, which trailed the more richly valued benchmark names, as software was an area of particularly strong valuation excesses. In the consumer discretionary sector, a deteriorating macroeconomic environment weighed on many of the specialty retail and hotel & leisure holdings in PCM’s portion of the Fund. Real estate and communication services were the largest contributors to performance for PCM’s portion of the Fund. Data center holdings that benefited from increased demand for cloud-based software drove strength in real estate, while communication services benefited from strength in mobile gaming.

PCM’s process focuses on the acquisition of rapidly growing small-cap companies trading at what it views as reasonable valuations. However, valuation mattered little to PCM’s portion of the Fund during the 12-month period, as a significant increase in recessionary fears caused investors to crowd into potentially low volatility and high-momentum stocks regardless of valuation excesses. These stocks were afforded significant valuation premiums as they were seen as defensive, with potentially secular growth opportunities more than offsetting macro-level concerns. This persistent lack of valuation sensitivity in the market, in addition to strength in larger-capitalization stocks, created a significant headwind to PCM’s valuation-sensitive and small-cap style.

A leading detractor from performance in PCM’s portion of the Fund for the fiscal year was Eldorado Resorts Inc., which owns and operates regional casinos across the US. Known for its strong management team and as a consolidator of properties, the company had executed notably well and was in the process of acquiring Caesars Entertainment, a potentially transformative deal with significant free cash flow opportunities. However, as measures to curb the spread of the coronavirus were implemented, Eldorado had to temporarily shutter all of its properties. Questions also surfaced surrounding the company’s liquidity as it worked to secure financing for the Caesars deal. As the impact of these headwinds materialized, PCM liquidated the position in its portion of the Fund.

Another detractor from performance in PCM’s portion of the Fund was G-III Apparel Group Ltd., which owns various apparel brands, such as DKNY, Donna Karan, and Bass, and licenses other recognizable clothing brands, including Calvin Klein and Tommy Hilfiger. The Fund’s fiscal period was a notably difficult time for apparel-based retailers given the supply-chain issues the lingering US-China trade war caused and the devastating effects that the coronavirus had on foot traffic and store closures. With more than 50% of G-III Apparel’s product manufactured in China and its largest customer Macy’s hit particularly hard by mall closures nationwide, visibility into future earnings growth was significantly affected. As a result, PCM eliminated the position from its portion of the Fund during the fiscal year.

Teladoc Health Inc. was the strongest contributor to PCM’s portion of the Fund for the fiscal year. Telemedicine has seen significant adoption in recent years as ease of use has improved, providing a more convenient and cost-effective way for people to access healthcare. Teladoc is the largest provider of telemedicine in the world, with more than 50,000 clinicians across 450 medical specialties. Members covered have grown more than 40% annually since 2014 and the company now serves 56 million people in the US. This positioning was significantly beneficial to the company during the onset of the coronavirus pandemic as customer usage skyrocketed. This near-term boost appears to have increased the already rapid long-term adoption of telemedicine as the demands of patients has evolved.

Medical device company DexCom Inc. was also a significant contributor to performance for PCM’s portion of the Fund during the 12-month period. Diabetics need to monitor their blood sugar to properly manage the disease. This has historically been dominated by intermittent monitoring using finger sticks. Increasingly, patients have adopted new continuous glucose monitoring (CGM) systems, an area in which DexCom is the technology leader. For more than a decade, DexCom has excelled in developing and selling its leading CGM solutions, even in the face of strong competition from larger medical device manufacturers. PCM liquidated the stock, however, from its portion of the Fund as the strong stock price performance caused the company to exceed PCM’s limit on market capitalization.

Markets generally tend to overly discount the fundamental prospects for companies in a crisis, in the view of PCM. Then, as clarity emerges and the economy moves toward recovery, this overcorrection may become increasingly apparent to investors and markets have the potential to snap back and begin to recover. With a 40-plus-year track record of investing in small-cap growth stocks, PCM has endured similar periods of extreme market volatility and remains committed to its long-standing investment philosophy focused on rapidly growing small-cap companies trading at valuation levels that, in its view, do not reflect that strong growth.

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Portfolio management reviews

Optimum Small-Mid Cap Value Fund

April 7, 2020 (Unaudited)

Performance review (for the year ended March 31, 2020)
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	– 28.92%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	– 29.10%
Russell 2500™ Value Index (benchmark)	1-year return	– 28.60%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 33.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks long-term growth of capital.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)

Westwood Management Corp. (Westwood)

Market review

The fiscal year ended March 31, 2020 saw markets move higher for most of the period, with a sharp, steep decline in February and March 2020 on growing fears over the spread of the coronavirus.

During the five weeks from Feb. 19 through March 23, the S&P 500® Index fell nearly 34% before it rebounded, ending the quarter down 20%. The selloff was particularly painful for value and smaller-cap stocks. The Fund’s benchmark, the Russell 2500 Value Index, lagged the Russell 2500™ Growth Index by more than 11 percentage points during the first quarter and the S&P 500 Index by more than 15 percentage points.

Prior to the selloff, the market had been volatile but lifted higher when enthusiasm for potential agreement upon a trade deal with China helped offset concerns over slipping macroeconomic data. That volatility had driven a shift toward more stable businesses during the spring and summer of 2019 as optimism surged and waned week to week.

After an unscheduled Feb. 28 statement from Federal Reserve Chair Jerome Powell pledging that the Fed would “act as appropriate” to support the economy, the Federal Open Market Committee (FOMC) held three emergency meetings in March, shifting its stance from potentially raising the federal funds rate to slashing it to zero and reinstituting quantitative easing (QE) measures from the 2007-2008 global financial crisis.

The fiscal response was equally large, with the US Congress passing a fiscal stimulus bill – the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which provided $2.2 trillion for small business and individuals to help bridge the economic effects from the near complete US shutdown. The effects remained hard to quantify, as companies adjusted to a new normal where employees largely worked from home and some companies went without sales as their operations remain shuttered as of the end of the fiscal year.

Source: Bloomberg.

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year ended March 31, 2020. LSV’s portion of the Fund lagged the benchmark for the fiscal year as a result of its deeper value and smaller-size biases. Poor stock and sector allocation also hurt performance for LSV’s portion of the Fund. Westwood’s portion of the Fund outperformed the benchmark as a result of strong stock selection in nearly every sector, with the strongest contributions from financials and consumer discretionary, and additional tailwinds from sector allocation.

LSV

Given LSV’s deeper value and smaller size biases, its portion of the Fund struggled to keep up with the benchmark. Almost all the underperformance from LSV’s portion of the Fund for the fiscal year can be attributed to the first quarter of 2020.

Over the 12-month period, both stock and sector selection detracted from relative performance for LSV’s portion of the Fund. Trade tensions and fears of an economic slowdown throughout 2019 hurt several holdings in more cyclical areas of the market in LSV’s portion of the Fund, while stock selection losses were concentrated in the industrials, financials, real estate, and materials sectors. From a sector perspective, relative losses came from an underweight to the utilities sector in LSV’s portion of the Fund, which benefited from the flight to safety, along with its overweight allocation to the consumer discretionary sector.

Because LSV’s portion of the Fund is broadly diversified with approximately 190 stocks, individual names did not have a large impact on returns for the fiscal year. The leading detractors from performance for LSV’s portion of the Fund included its overweight positions in Spirit AeroSystems Holdings Inc. and Service Properties Trust. Spirit AeroSystems, which makes fuselages and other parts for Boeing’s 737 Max, was hit hard after the 737 Max had two deadly crashes, one in 2018 and one in 2019. Service Properties Trust, a real estate investment trust (REIT) focused on hospitality and travel services, declined significantly during the fiscal year as the coronavirus crisis unfolded. LSV continued to hold these positions in its portion of the Fund’s portfolio as LSV’s model suggests that the market has overreacted to poor sentiment in both cases and that the long-term prospects for each company based on current valuations remain compelling, in LSV’s view.

Leading contributors to performance for LSV’s portion of the Fund over the 12-month period included overweights to Legg Mason Inc., which rebounded after Franklin Resources, Inc. acquired the company, and Diodes Inc., which delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrials, and automotive markets.

Both in normal market periods and during large stock market downturns, LSV has followed its disciplined, diversified, value-oriented approach that patiently seeks to take advantage of what it views as investors’ tendency to overreact to information about the prospects of each company’s long-term earnings and cash flows. During significant economic downturns, while keeping an eye on firm solvency, the key focus at LSV is on each company’s long-term normalized earnings and cash flows and the price paid for those fundamentals. LSV’s investment approach in this challenging market environment is the same as it was in the other market downturns –disciplined by its model, but with the wisdom of understanding the need to monitor new developments from a fundamental point of view if required. If there are any systematic consequences of the pandemic for certain companies, industries, or sectors, LSV will not hesitate to incorporate these insights in its decision-making process for its portion of the Fund.

Westwood

For the Fund’s fiscal year, security selection was a strong positive in nearly every sector for Westwood’s portion of the Fund, led by financials, consumer discretionary, real estate, and communication services. Only energy was a notable detractor over the 12-month period, as the global pandemic further pressured crude oil demand at the same time as the Organization of the Petroleum Exporting Countries plus (OPEC+) and other global producers increased oil supply to compete with US shale producers. The healthcare sector had a modest drag on relative performance for Westwood’s portion of the Fund. The postponement of elective procedures weighed on medical device companies in the near term as investors looked for clarity regarding when those types of surgeries might resume.

Westwood employs a consistent and disciplined approach that seeks to provide attractive long-term risk-adjusted returns while protecting capital during unfavorable market periods. Extensive research to identify companies that Westwood believes lie at the intersection of quality and value and possess both attractive valuations and strong prospects for potential future cash generation and earnings while maintaining strong balance sheets drives its stock selection. The focus on downside risk and an emphasis on high-quality companies with conservative balance sheets was advantageous for Westwood’s portion of the Fund during the fiscal year, as market returns turned sharply negative early in 2020 when the coronavirus started to spread globally. Investors shifted quickly into lower risk, higher-quality stocks and other asset classes.

Standout contributors to the performance of Westwood’s portion of the Fund for the fiscal year were Cable One Inc. and Americold Realty Trust. Cable One continued to see a higher mix of high-speed data customers relative to video subscribers, boosting the company’s margins and cash flows. Americold Realty’s distinctive model of offering cold warehouse storage and value-add services remained in strong demand with growing food purchases amid the coronavirus pandemic.

WPX Energy Inc. and Penn Virginia Corp. detracted from relative performance over the 12-month period, both declining in sympathy with lower crude oil prices and broad concerns of oversupply in the market. Westwood sold its position in Penn Virginia to fund what it viewed as more attractive prospects, while it maintained a position in WPX Energy given what Westwood views as its strong acreage position and balance sheet.

Westwood relies on its well-tested process of fundamental stock picking with a long-term view. It remains attracted to what it considers to be fundamentally driven, high-conviction opportunities given the uncertainty in the markets and believes the current environment offers its fundamental analysts the opportunity to identify attractive companies at the intersection of quality and value.

(continues	)	17

Performance summaries

Optimum Fixed Income Fund	March 31, 2020

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2020	1 year	5 year	10 year

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+5.24%	+2.34%	+3.34%
Including sales charge	+0.46%	+1.40%	+2.87%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+4.55%	+1.58%	+2.62%
Including sales charge	+3.55%	+1.58%	+2.62%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+5.52%	+2.59%	+3.64%
Including sales charge	+5.52%	+2.59%	+3.64%

Bloomberg Barclays US Aggregate Index	+8.93%	+3.36%	+3.88%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.85% of the Fund’s average daily net assets from July 29, 2019 through March 31, 2020. From April 1, 2019 through July 28, 2019, the expense waiver was 0.85% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.08%	1.83%	0.83%
Net expenses (including fee waivers, if any)	1.08%	1.83%	0.83%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 to July 29, 2020.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

LIBOR risk is the risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

(continues	)	19

Performance summaries

Optimum Fixed Income Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2010 through March 31, 2020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of March 31, 2010. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Optimum International Fund	March 31, 2020

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2020	1 year	5 year	10 year

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–19.54%*	–0.53%	+1.73%
Including sales charge	–24.18%*	–1.70%	+1.13%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–20.16%	–1.28%	+1.01%
Including sales charge	–20.95%	–1.28%	+1.01%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–19.36%*	–0.29%	+2.02%
Including sales charge	–19.36%*	–0.29%	+2.02%

MSCI ACWI (All Country World Index) ex USA Index (net)	–15.57%	–0.64%	+2.05%

MSCI ACWI (All Country World Index) ex USA Index (gross)	–15.14%	–0.17%	+2.52%

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.12% of the Fund’s average daily net assets from

(continues	)	21

Performance summaries

Optimum International Fund

July 29, 2019 through March 31, 2020. From April 1, 2019 through July 28, 2019, the expense waiver was 1.12% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.37%	2.12%	1.12%
Net expenses (including fee waivers, if any)	1.37%	2.12%	1.12%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 to July 29, 2020.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2010 through March 31, 2020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2010. The MSCI ACWI ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues	)	23

Performance summaries

Optimum Large Cap Growth Fund	March 31, 2020

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2020	1 year	5 year	10 year

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–4.03%	+8.36%	+11.59%
Including sales charge	–9.56%	+7.08%	+10.93%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–4.71%	+7.55%	+10.80%
Including sales charge	–5.63%	+7.55%	+10.80%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–3.77%	+8.64%	+11.91%
Including sales charge	–3.77%	+8.64%	+11.91%

Russell 1000 Growth Index	+0.91%	+10.36%	+12.97%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.02% of the Fund’s average daily net assets from July 29, 2019 through March 31, 2020. From April 1, 2019 through July 28, 2019, the expense waiver was 1.02% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.25%	2.00%	1.00%
Net expenses (including fee waivers, if any)	1.25%	2.00%	1.00%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 to July 29, 2020.

REIT investments are subject to many of the risks associated with direct real estate ownership, including change in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults or receive rental income from real estate holdings.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2010 through March 31, 2020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2010. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index, mentioned on page 7, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

(continues	)	25

Performance summaries

Optimum Large Cap Growth Fund

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers

	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Optimum Large Cap Value Fund	March 31, 2020

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2020	1 year	5 year	10 year

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–14.37%	+1.18%	+6.28%
Including sales charge	–19.32%	–0.02%	+5.65%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–15.04%	+0.42%	+5.53%
Including sales charge	–15.88%	+0.42%	+5.53%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–14.19%	+1.43%	+6.58%
Including sales charge	–14.19%	+1.43%	+6.58%

Russell 1000 Value Index	–17.17%	+1.90%	+7.67%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.97% of the Fund’s average daily net assets from July 29, 2019 through March 31, 2020. From April 1, 2019 through July 29, 2019, the expense waiver was 0.97% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	27

Performance summaries

Optimum Large Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.20%	1.95%	0.95%
Net expenses (including fee waivers, if any)	1.20%	1.95%	0.95%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 to July 29, 2020.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2010 through March 31, 2020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 27 through 29.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2010. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues	)	29

Performance summaries

Optimum Small-Mid Cap Growth Fund	March 31, 2020

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2020	1 year	5 year	10 year

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–16.32%	+2.32%	+7.65%
Including sales charge	–21.14%	+1.11%	+7.02%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–16.95%	+1.55%	+6.88%
Including sales charge	–17.68%	+1.55%	+6.88%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–16.14%	+2.57%	+7.96%
Including sales charge	–16.14%	+2.57%	+7.96%

Russell 2500 Growth Index	–14.40%	+3.64%	+10.10%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.29% of the Fund’s average daily net assets from July 29, 2019 through March 31, 2020. From April 1, 2019 through July 29, 2019, the expense waiver was 1.29% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.65%	2.40%	1.40%
Net expenses (including fee waivers, if any)	1.54%	2.29%	1.29%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 to July 29, 2020.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2010 through March 31, 2020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 30 through 32.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2010. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues	)	31

Performance summaries

Optimum Small-Mid Cap Growth Fund

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Optimum Small-Mid Cap Value Fund	March 31, 2020

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2020	1 year	5 year	10 year

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–29.10%	–5.53%	+2.69%
Including sales charge	–33.18%	–6.64%	+2.09%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–29.65%	–6.23%	+1.96%
Including sales charge	–30.33%	–6.23%	+1.96%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–28.92%	–5.28%	+2.98%
Including sales charge	–28.92%	–5.28%	+2.98%

Russell 2500 Value Index	–28.60%	–2.14%	+5.65%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.22% of the Fund’s average daily net assets from July 29, 2019 through March 31, 2020. From April 1, 2019 through July 28, 2019, the expense waiver was 1.21% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	33

Performance summaries

Optimum Small-Mid Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.54%	2.29%	1.29%
Net expenses (including fee waivers, if any)	1.47%	2.22%	1.22%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 27, 2018 to July 29, 2020.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2010 through March 31, 2020

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 33 through 35.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2010. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 16, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Russell 2500 Growth Index, mentioned on page 16, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

(continues	)	35

Disclosure of Fund expenses

For the six-month period from October 1, 2019 to March 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2019 to March 31, 2020.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/19 to
	10/1/19	3/31/20	Ratio	3/31/20*
Actual Fund return†
Class A	$1,000.00	$1,004.60	1.06%	$5.31
Class C	1,000.00	1,001.00	1.81%	9.05
Institutional Class	1,000.00	1,005.20	0.81%	4.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.06%	$5.35
Class C	1,000.00	1,015.95	1.81%	9.12
Institutional Class	1,000.00	1,020.95	0.81%	4.09

Optimum International Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/19 to
	10/1/19	3/31/20	Ratio	3/31/20*
Actual Fund return†
Class A	$1,000.00	$808.20	1.37%	$6.19
Class C	1,000.00	805.60	2.12%	9.57
Institutional Class	1,000.00	809.50	1.12%	5.07
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.37%	$6.91
Class C	1,000.00	1,014.40	2.12%	10.68
Institutional Class	1,000.00	1,019.40	1.12%	5.65

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/19 to
	10/1/19	3/31/20	Ratio	3/31/20*
Actual Fund return†
Class A	$1,000.00	$929.10	1.24%	$5.98
Class C	1,000.00	925.80	1.99%	9.58
Institutional Class	1,000.00	930.50	0.99%	4.78
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.24%	$6.26
Class C	1,000.00	1,015.05	1.99%	10.02
Institutional Class	1,000.00	1,020.05	0.99%	5.00

Optimum Large Cap Value Fund Expense analysis of an investment of $1,000
				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/19 to
	10/1/19	3/31/20	Ratio	3/31/20*
Actual Fund return†
Class A	$1,000.00	$804.00	1.20%	$5.41
Class C	1,000.00	801.00	1.95%	8.78
Institutional Class	1,000.00	804.90	0.95%	4.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.20%	$6.06
Class C	1,000.00	1,015.25	1.95%	9.82
Institutional Class	1,000.00	1,020.25	0.95%	4.80

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/19 to
	10/1/19	3/31/20	Ratio	3/31/20*
Actual Fund return†
Class A	$1,000.00	$863.80	1.54%	$7.18
Class C	1,000.00	860.40	2.29%	10.65
Institutional Class	1,000.00	865.10	1.29%	6.01
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.30	1.54%	$7.77
Class C	1,000.00	1,013.55	2.29%	11.53
Institutional Class	1,000.00	1,018.55	1.29%	6.51

Optimum Small-Mid Cap Value Fund Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/19 to
	10/1/19	3/31/20	Ratio	3/31/20*
Actual Fund return†
Class A	$1,000.00	$688.50	1.48%	$6.25
Class C	1,000.00	685.90	2.23%	9.40
Institutional Class	1,000.00	689.40	1.23%	5.19
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.48%	$7.47
Class C	1,000.00	1,013.85	2.23%	11.23
Institutional Class	1,000.00	1,018.85	1.23%	6.21

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

(continues	)	37

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment managers or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Asset-Backed Securities	0.04%
Agency Collateralized Mortgage Obligations	2.92%
Agency Commercial Mortgage-Backed Securities	0.56%
Agency Mortgage-Backed Securities	41.32%
Agency Obligation	0.09%
Collateralized Debt Obligations	2.15%
Corporate Bonds	36.29%
Banking	11.76%
Basic Industry	1.36%
Brokerage	0.07%
Capital Goods	1.45%
Communications	4.21%
Consumer Cyclical	2.02%
Consumer Non-Cyclical	3.95%
Energy	2.90%
Finance Companies	1.40%
Insurance	0.41%
Natural Gas	0.21%
Real Estate Investment Trusts	0.91%
Technology	1.76%
Transportation	0.68%
Utilities	3.20%
Municipal Bonds	0.64%

Percentage
Security type / sector	of net assets
Non-Agency Asset-Backed Securities	3.02%
Non-Agency Collateralized Mortgage Obligations	1.84%
Non-Agency Commercial Mortgage-Backed Obligations	4.54%
Regional Bond	0.09%
Loan Agreements	1.75%
Sovereign Bonds	1.50%
Supranational Banks	0.04%
US Treasury Obligations	30.94%
Common Stock	0.00%
Preferred Stock	0.03%
Options Purchased	0.00%
Short-Term Investments	4.53%
Total Value of Securities Before Options Written	132.29%
Options Written	0.00%
Liabilities Net of Receivables and Other Assets	(32.29)%
Total Net Assets	100.00%

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment managers or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stock by Country	97.96%
Australia	2.84%
Austria	1.54%
Belgium	0.78%
Brazil	1.30%
Cambodia	0.00%
Canada	4.45%
Chile	0.69%
China/Hong Kong	13.62%
Colombia	0.50%
Czech Republic	0.25%
Denmark	0.85%
Finland	0.03%
France	3.64%
Germany	4.38%
Greece	0.01%
Hungary	0.35%
India	1.61%
Ireland	2.16%
Israel	3.94%
Italy	1.44%
Japan	12.58%
Luxembourg	0.97%
Malaysia	0.04%
Mexico	0.56%
Netherlands	5.70%
New Zealand	0.28%
Norway	2.12%
Philippines	0.01%
Poland	0.10%
Portugal	0.01%
Republic of Korea	5.02%
Russia	0.02%
Singapore	1.22%
South Africa	0.07%
Spain	1.92%

Percentage
Security type / country	of net assets
Sweden	0.52%
Switzerland	6.72%
Taiwan	5.15%
Thailand	0.52%
Turkey	0.50%
Ukraine	0.26%
United Arab Emirates	0.07%
United Kingdom	6.77%
United States	2.45%
Short-Term Investments	1.39%
Securities Lending Collateral	3.88%
Total Value of Securities	103.23%
Obligation to Return Securities Lending Collateral	(3.88%)
Receivables and Other Assets Net of Liabilities	0.65%
Total Net Assets	100.00%

Percentage
Common stock by sector	of net assets
Communication Services	5.72%
Consumer Discretionary	9.39%
Consumer Staples	4.28%
Energy	2.51%
Financials	23.56%
Healthcare	16.90%
Industrials	7.33%
Information Technology	17.61%
Materials	7.06%
Real Estate	2.10%
Utilities	1.49%
Total	97.95%

(continues	)	39

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment managers or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund

As of March 31, 2020 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock²	97.39%
Communication Services	15.09%
Consumer Discretionary	17.07%
Consumer Staples	1.89%
Energy	0.51%
Financials	2.49%
Healthcare	13.45%
Industrials	9.04%
Information Technology[1]	35.43%
Materials	1.05%
Real Estate	1.07%
Utilities	0.30%
Convertible Preferred Stock	0.32%
Short-Term Investments	2.48%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Amazon.com	8.61%
Microsoft	6.58%
Facebook Class A	4.96%
Apple	4.48%
Visa Class A	4.04%
Alphabet Class C	2.98%
UnitedHealth Group	2.63%
Alibaba Group Holding ADR	2.45%
Alphabet Class A	2.28%
Fidelity National Information Services	1.91%

Optimum Large Cap Value Fund

As of March 31, 2020 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	98.51%
Communication Services	7.56%
Consumer Discretionary	1.54%
Consumer Staples	8.72%
Energy	3.53%
Financials	23.40%
Healthcare	17.77%
Industrials	13.60%
Information Technology	8.60%
Materials	4.10%
Real Estate	2.50%
Utilities	7.19%
Short-Term Investments	1.32%
Total Value of Securities	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
JPMorgan Chase & Co.	4.05%
Johnson & Johnson	3.35%
Medtronic (Ireland)	2.84%
Comcast Class A	2.55%
Duke Energy	2.14%
Northrop Grumman	2.10%
Honeywell International	1.97%
Verizon Communications	1.94%
Cigna	1.87%
Procter & Gamble	1.72%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment managers or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund

As of March 31, 2020 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock²	97.37%
Communication Services	1.33%
Consumer Cyclical	0.61%
Consumer Discretionary	10.43%
Consumer Staples	1.46%
Energy	0.24%
Financials	7.20%
Healthcare[2]	27.77%
Industrials	15.07%
Information Technology[2]	31.33%
Materials	1.51%
Real Estate	0.42%
Convertible Preferred Stock	0.27%
Short-Term Investments	2.04%
Total Value of Securities	99.68%
Receivables and Other Assets Net of Liabilities	0.32%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
DexCom	2.77%
RingCentral Class A	2.47%
Nuance Communications	1.87%
Burlington Stores	1.79%
Tandem Diabetes Care	1.57%
Kansas City Southern	1.55%
Inspire Medical Systems	1.50%
SVB Financial Group	1.46%
Five9	1.43%
Everbridge	1.35%

Optimum Small-Mid Cap Value Fund

As of March 31, 2020 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	97.34%
Communication Services	1.57%
Consumer Discretionary	9.51%
Consumer Staples	5.55%
Energy	2.22%
Financials	23.35%
Healthcare	6.89%
Industrials	12.47%
Information Technology	11.58%
Materials	7.60%
Real Estate	11.74%
Utilities	4.86%
Short-Term Investments	2.71%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
IDACORP	1.59%
Alliant Energy	1.49%
Huntington Ingalls Industries	1.36%
TCF Financial	1.33%
First Hawaiian	1.29%
STAG Industrial	1.27%
Physicians Realty Trust	1.27%
Amdocs	1.24%
Everest Re Group (Bermuda)	1.24%
White Mountains Insurance Group	1.23%

(continues	)	41

Security type / sector allocations and top 10 equity holdings

1To monitor compliance with Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended (1940 Act)). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Internet, Machinery-Diversified, Semiconductors, and Software. As of March 31, 2020, such amounts, as percentage of total net assets, were 1.24%, 4.48%, 5.74%, 0.57%, 0.08%, 4.31%, and 19.01%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

2To monitor compliance with Optimum Small-Mid Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Healthcare and Information Technology (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Healthcare sector consisted of Biotechnology, Commercial Services, Healthcare Products, Healthcare Services, Pharmaceuticals, Retail, Software, and Transportation. As of March 31, 2020, such amounts, as percentage of total net assets, were 4.84%, 0.75%, 10.86%, 3.20%, 5.82%, 0.41%, 1.57%, and 0.32%, respectively. The Information Technology sector consisted of Advertising, Commercial Services, Computers, Electronics, Energy-Alternate Sources, Engineering & Construction, Internet, Office/Business Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2020, such amounts, as percentage of total net assets, were 0.19%, 1.25%, 2.61%, 0.37%, 0.60%, 0.41%, 3.62%, 0.47%, 5.78%, 14.10% and 1.94%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Healthcare and Information Technology sectors for financial reporting purposes may exceed 25%.

Schedules of investments

Optimum Fixed Income Fund

March 31, 2020

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.04%

SLM Student Loan Trust
Series 2003-11 A6 144A 1.291% (LIBOR03M + 0.55%, Floor 0.29%) 12/15/25 #●	202,224	$199,372
Series 2008-9 A 3.294% (LIBOR03M + 1.50%) 4/25/23 ●	780,347	770,396

Total Agency Asset-Backed Securities (cost $985,108)		969,768

Agency Collateralized Mortgage Obligations – 2.92%

Fannie Mae Connecticut Avenue Securities
Series 2016-C06 1M1 2.247% (LIBOR01M + 1.30%) 4/25/29 ●	1,088,938	1,078,617
Series 2017-C04 2M2 3.797% (LIBOR01M + 2.85%) 11/25/29 ●	420,000	366,524
Series 2018-C01 1M2 3.197% (LIBOR01M + 2.25%, Floor 2.25%) 7/25/30 ●	1,500,000	1,295,272
Series 2018-C02 2M2 3.147% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	567,827	469,120
Series 2018-C03 1M2 3.097% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	740,000	615,018
Series 2018-C05 1M2 3.297% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	545,000	457,693
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	5,578	6,137
Series 2004-T1 1A2 6.50% 1/25/44	5,152	6,065
Fannie Mae REMIC Trust
Series 2004-W4 A5 5.50% 6/25/34	32,793	32,903
Series 2004-W11 1A2 6.50% 5/25/44	34,469	40,750
Series 2004-W15 1A1 6.00% 8/25/44	29,650	34,329
Fannie Mae REMICs
Series 1999-19 PH 6.00% 5/25/29	55,671	62,990

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2001-14 Z 6.00% 5/25/31	3,262	$3,648
Series 2007-30 OE 1.784% 4/25/37 Ω	1,998,367	1,735,113
Series 2008-24 ZA 5.00% 4/25/38	8,196,482	9,325,277
Series 2009-2 AS 4.753% (5.70% minus
LIBOR01M, Cap 5.70%) 2/25/39 S●	417,450	68,477
Series 2009-68 SA 5.803% (6.75% minus
LIBOR01M, Cap 6.75%) 9/25/39 S●	172,878	30,003
Series 2011-118 DC 4.00% 11/25/41	785,234	866,331
Series 2017-40 GZ 3.50% 5/25/47	366,520	411,676
Series 2017-77 HZ 3.50% 10/25/47	520,552	580,636
Series 2017-94 CZ 3.50% 11/25/47	326,439	365,886
Series 2017-95 FA 2.005% (LIBOR01M + 0.35%, Floor 0.35%) 11/25/47 ●	452,750	451,373
Freddie Mac REMICs
Series 2165 PE 6.00% 6/15/29	48,377	55,012
Series 3143 BC 5.50% 2/15/36	1,259,576	1,467,767
Series 3289 SA 6.045% (6.75% minus LIBOR01M, Cap 6.75%) 3/15/37 S●	552,807	116,081
Series 4676 KZ 2.50% 7/15/45	360,312	375,546
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 4.197% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	750,000	659,999
Series 2017-DNA3 M2 3.447% (LIBOR01M + 2.50%) 3/25/30 ●	315,000	271,165
Series 2018-HQA1 M2 3.247% (LIBOR01M + 2.30%) 9/25/30 ●	948,399	798,741

(continues	)	43

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac Structured
Agency Credit Risk REMIC Trust
Series 2019-HQA4 M2 144A 2.997% (LIBOR01M + 2.05%) 11/25/49 #●	1,500,000	$1,108,151
Series 2020-DNA2 M2 144A 2.797% (LIBOR01M + 1.85%, Floor 1.85%) 2/25/50 #●	500,000	317,601
Series 2020-HQA2 M1 144A 1.911% (LIBOR01M + 1.10%) 3/25/50 #●	2,000,000	1,930,646
Freddie Mac Structured
Agency Credit Risk Trust
Series 2018-HQA2 M1 144A 1.697% (LIBOR01M + 0.75%) 10/25/48 #●	1,610,189	1,564,815
Series 2019-DNA4 M2 144A 2.897% (LIBOR01M + 1.95%) 10/25/49 #●	1,500,000	1,125,931
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ♦	12,015	14,628
Series T-58 2A 6.50% 9/25/43 ♦	5,432	6,285
GNMA
Series 2008-65 SB 5.227% (6.00% minus LIBOR01M, Cap 6.00%) 8/20/38 S●	490,503	80,902
Series 2009-2 SE 5.047% (5.82% minus LIBOR01M, Cap 5.82%) 1/20/39 S●	1,566,911	276,826
Series 2011-H21 FT 2.20% (H15T1Y + 0.70%, Cap 15.25%, Floor 0.70%) 10/20/61 ●	6,406,988	6,390,914
Series 2011-H23 FA 2.362% (LIBOR01M + 0.70%, Cap 11.00%, Floor 0.70%) 10/20/61 ●	4,190,510	4,163,945
Series 2012-H08 FB 2.262% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 3/20/62 ●	732,080	726,809

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2012-H18 NA 2.182% (LIBOR01M + 0.52%, Cap 10.50%, Floor 0.52%) 8/20/62 ●	412,458	$408,270
Series 2012-H29 SA 2.177% (LIBOR01M + 0.515%, Cap 12.00%, Floor 0.515%) 10/20/62 ●	3,770,072	3,714,180
Series 2013-113 LY 3.00% 5/20/43	173,000	188,064
Series 2015-H10 FA 2.262% (LIBOR01M + 0.60%, Cap 7.50%) 4/20/65 ●	12,306,119	12,094,086
Series 2015-H11 FC 2.212% (LIBOR01M + 0.55%, Cap 7.50%, Floor 0.55%) 5/20/65 ●	1,513,811	1,484,908
Series 2015-H12 FB 2.262% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 5/20/65 ●	6,338,720	6,232,088
Series 2015-H20 FB 2.262% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 8/20/65 ●	1,675,297	1,645,179
Series 2015-H30 FD 2.262% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 10/20/65 ●	114,249	113,211
Series 2016-H06 FD 2.582% (LIBOR01M + 0.92%, Cap 7.50%, Floor 0.92%) 7/20/65 ●	1,705,393	1,695,605
Series 2017-34 DY 3.50% 3/20/47	230,000	260,368
Series 2017-56 JZ 3.00% 4/20/47	311,027	340,440
Series 2017-107 QZ 3.00% 8/20/45	235,050	252,340
Series 2017-130 YJ 2.50% 8/20/47	270,000	293,361
Series 2017-163 ZK 3.50% 11/20/47	3,583,198	3,912,165
Series 2018-34 TY 3.50% 3/20/48	196,000	213,218

Total Agency Collateralized Mortgage Obligations (cost $72,880,519)		72,603,085

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities – 0.56%

Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 A2 2.653% 8/25/26 ♦	685,000	$734,680
Series X3FX A2FX 3.00% 6/25/27 ♦	1,070,000	1,186,450
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.622% 11/25/49 #●	550,000	549,947
Series 2011-K15 B 144A 4.961% 8/25/44 #●	75,000	74,818
Series 2012-K18 B 144A 4.249% 1/25/45 #●	1,000,000	986,837
Series 2012-K22 B 144A 3.687% 8/25/45 #●	665,000	658,583
Series 2013-K24 B 144A 3.502% 11/25/45 #●	3,675,000	3,624,297
Series 2013-K25 C 144A 3.619% 11/25/45 #●	500,000	486,871
Series 2013-K713 B 144A 3.492% 4/25/46 #●	52,609	52,484
Series 2013-K713 C 144A 3.492% 4/25/46 #●	945,000	942,723
Series 2014-K716 B 144A 3.952% 8/25/47 #●	500,000	499,250
Series 2014-K717 B 144A 3.63% 11/25/47 #●	1,225,000	1,216,504
Series 2014-K717 C 144A 3.63% 11/25/47 #●	1,290,000	1,283,837
Series 2015-K721 C 144A 3.565% 11/25/47 #●	475,000	463,058
Series 2016-K53 B 144A 4.02% 3/25/49 #●	280,000	272,874
Series 2016-K722 B 144A 3.843% 7/25/49 #●	425,000	420,427
Series 2017-K71 B 144A 3.753% 11/25/50 #●	470,000	441,860

Total Agency Commercial Mortgage-Backed Securities (cost $13,902,789)		13,895,500

Agency Mortgage-Backed Securities – 41.32%

Fannie Mae
5.50% 3/1/37	6,366	7,003
5.50% 7/1/37	11,177	11,844
Fannie Mae S.F. 30 yr
3.00% 4/1/43	996,329	1,053,263
3.00% 11/1/46	13,374,643	14,140,501
3.00% 4/1/48	471,989	494,975
3.00% 11/1/48	5,869,485	6,161,846

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
3.00% 10/1/49	3,696,831	$3,876,577
3.00% 11/1/49	6,915,285	7,249,587
3.00% 12/1/49	6,728,573	7,080,609
3.00% 1/1/50	11,469,051	12,019,207
3.00% 3/1/50	2,964,000	3,108,901
3.50% 12/1/47	1,535,390	1,622,833
3.50% 2/1/48	3,952,436	4,221,931
3.50% 7/1/48	9,875,967	10,433,073
3.50% 11/1/48	4,032,931	4,269,235
3.50% 6/1/49	16,521,349	17,464,948
3.50% 11/1/49	11,127,927	11,756,086
3.50% 1/1/50	6,325,407	6,689,966
3.50% 2/1/50	4,742,036	5,011,238
3.50% 3/1/50	2,264,298	2,414,429
4.00% 10/1/40	17,018	18,418
4.00% 11/1/40	93,240	100,892
4.00% 3/1/46	96,794	104,658
4.00% 4/1/47	1,177,222	1,278,789
4.00% 4/1/48	9,447,735	10,132,401
4.00% 9/1/48	12,694,957	13,555,927
4.00% 10/1/48	5,202,849	5,659,810
4.00% 1/1/49	262,413	279,696
4.00% 3/1/49	762,611	812,869
4.00% 4/1/49	10,633,556	11,342,279
4.50% 5/1/35	56,416	61,819
4.50% 8/1/35	100,207	109,571
4.50% 9/1/35	100,182	109,583
4.50% 5/1/39	381,195	417,051
4.50% 6/1/40	365,793	400,357
4.50% 7/1/40	320,708	353,851
4.50% 2/1/41	1,262,537	1,383,464
4.50% 4/1/41	53,181	57,855
4.50% 5/1/46	667,091	730,395
4.50% 4/1/48	1,435,404	1,571,637
4.50% 7/1/48	1,187,503	1,278,996
4.50% 8/1/48	482,805	520,647
4.50% 9/1/48	589,268	639,008
4.50% 12/1/48	2,102,480	2,261,354
4.50% 1/1/49	8,854,198	9,646,567
4.50% 11/1/49	3,527,122	3,792,539
4.50% 1/1/50	2,372,208	2,563,010
5.00% 3/1/34	1,641	1,818
5.00% 4/1/34	7,595	8,311
5.00% 8/1/34	15,571	17,259
5.00% 4/1/35	4,712	5,217
5.00% 12/1/37	1,548	1,715
5.00% 3/1/38	111,966	124,002
5.00% 6/1/38	3,772	4,068

(continues	)	45

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.00% 2/1/39	3,940	$4,249
5.00% 5/1/40	90,770	100,706
5.00% 6/1/44	719,672	807,350
5.00% 7/1/47	529,179	587,825
5.50% 10/1/33	315,523	356,527
5.50% 12/1/33	11,244	12,424
5.50% 2/1/35	234,206	264,653
5.50% 12/1/38	895,343	1,011,787
5.50% 5/1/44	9,453,554	10,700,326
6.00% 9/1/36	11,336	12,581
6.00% 8/1/38	30,985	34,329
6.00% 12/1/38	5,621	6,473
6.00% 6/1/41	1,778,349	2,046,852
6.00% 7/1/41	6,137,959	7,063,590
6.00% 1/1/42	1,546,186	1,778,488
6.50% 11/1/33	2,354	2,686
6.50% 2/1/36	31,018	36,666
6.50% 3/1/36	54,352	62,910
6.50% 6/1/36	67,151	79,822
6.50% 2/1/38	18,604	21,573
6.50% 11/1/38	4,770	5,690
Fannie Mae S.F. 30 yr TBA
2.50% 5/1/50	60,800,000	62,907,073
3.00% 4/1/50	10,600,000	11,115,508
3.00% 5/1/50	210,200,000	220,110,047
3.50% 4/1/50	75,000,000	79,344,726
3.50% 5/1/50	108,700,000	114,965,131
4.00% 4/1/50	111,921,000	119,499,495
4.00% 5/1/50	113,000,000	120,616,245
4.50% 5/1/50	6,100,000	6,561,313
Freddie Mac ARM
4.75% (LIBOR12M + 1.625%, Cap 10.50%, Floor 1.625%) 2/1/38 ●	14,499	14,619
5.055% (LIBOR12M + 2.18%, Cap 10.583%, Floor 2.18%) 5/1/37 ●	147,041	149,568
Freddie Mac S.F. 20 yr
5.50% 10/1/23	11,670	12,757
5.50% 8/1/24	5,439	5,951
Freddie Mac S.F. 30 yr
3.00% 12/1/48	15,089,029	15,927,572
3.00% 11/1/49	5,519,745	5,788,123
3.00% 12/1/49	1,585,904	1,663,516
3.00% 1/1/50	1,694,327	1,781,408
3.50% 8/1/48	115,584	122,079
3.50% 9/1/48	5,304,026	5,663,946
3.50% 11/1/48	9,878,188	10,597,201
3.50% 10/1/49	4,304,870	4,547,134

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
4.00% 7/1/47	599,758	$643,161
4.00% 10/1/47	5,377,201	5,790,621
4.50% 8/1/48	2,965,621	3,209,556
4.50% 3/1/49	2,092,399	2,265,786
4.50% 4/1/49	2,476,331	2,674,661
4.50% 8/1/49	4,090,077	4,478,850
5.00% 12/1/44	1,051,895	1,166,070
5.00% 7/1/45	500,136	554,697
5.50% 6/1/41	1,700,762	1,928,116
5.50% 9/1/41	2,639,776	2,993,049
6.50% 11/1/33	20,141	23,519
6.50% 1/1/35	61,548	75,484
7.00% 1/1/38	17,778	21,027
GNMA I S.F. 30 yr
3.00% 3/15/50	1,567,000	1,670,936
GNMA II S.F. 30 yr
5.50% 5/20/37	106,141	120,167
6.00% 4/20/34	3,530	3,956
GNMA S.F. 30 yr TBA
4.00% 4/20/50	6,000,000	6,374,402

Total Agency Mortgage-Backed Securities (cost $1,002,739,134)		1,028,818,862

Agency Obligation – 0.09%

Federal Home Loan Mortgage
2.25% 11/24/20	2,300,000	2,325,046

Total Agency Obligation (cost $2,300,000)		2,325,046

Collateralized Debt Obligations – 2.15%

AMMC CLO 21
Series 2017-21A A 144A 3.013% (LIBOR03M + 1.25%) 11/2/30 #●	2,400,000	2,264,885
Apex Credit CLO
Series 2017-1A A1 144A 3.271% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #●	1,275,000	1,214,746
Series 2018-1A A2 144A 2.824% (LIBOR03M + 1.03%) 4/25/31 #●	2,400,000	2,197,615
Arbor Realty CLO
Series 2017-FL3 A 144A 1.695% (LIBOR01M + 0.99%) 12/15/27 #●	250,000	236,731

		Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Arbour CLO IV
Series 4A A2R 144A 0.87% (EUR003M + 0.87%, Floor 0.87%) 1/15/30 #●	EUR	2,600,000	$2,740,941
Atlas Senior Loan Fund X
Series 2018-10A A 144A 2.921% (LIBOR03M + 1.09%) 1/15/31 #●		1,500,000	1,407,461
Atrium XII
Series 12A AR 144A 2.632% (LIBOR03M + 0.83%) 4/22/27 #●		2,500,000	2,442,867
BlueMountain CLO
Series 2015-1A A1R 144A 3.178% (LIBOR03M + 1.33%) 4/13/27 #●		191,189	189,041
Catamaran CLO
Series 2013-1A AR 144A 2.644% (LIBOR03M + 0.85%) 1/27/28 #●		3,493,602	3,390,516
CFIP CLO
Series 2017-1A A 144A 3.039% (LIBOR03M + 1.22%) 1/18/30 #●		2,300,000	2,191,557
Crown Point CLO 5
Series 2018-5A A 144A 2.776% (LIBOR03M + 0.94%) 7/17/28 #●		400,000	386,026
Galaxy XXI CLO
Series 2015-21A AR 144A 2.839% (LIBOR03M + 1.02%) 4/20/31 #●		1,650,000	1,538,179
Jamestown CLO IV
Series 2014-4A A1CR 144A 2.521% (LIBOR03M + 0.69%) 7/15/26 #●		322,292	318,272
Jamestown CLO VII
Series 2015-7A A1R 144A 2.624% (LIBOR03M + 0.83%, Floor 0.83%) 7/25/27 #●		569,210	551,626
Man GLG US CLO
Series 2018-1A A1R 144A 2.959% (LIBOR03M + 1.14%) 4/22/30 #●		3,000,000	2,781,303
Marathon CLO V
Series 2013-5A A1R 144A 2.566% (LIBOR03M + 0.87%) 11/21/27 #●		1,086,109	1,048,791

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Mariner CLO 5
Series 2018-5A A 144A 2.904% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	1,800,000	$1,688,121
Midocean Credit CLO VIII
Series 2018-8A A1 144A 2.845% (LIBOR03M + 1.15%) 2/20/31 #●	1,750,000	1,629,208
Midocean Credit CLO IX
Series 2018-9A A1 144A 2.969% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #●	1,250,000	1,156,451
Monarch Grove CLO
Series 2018-1A A1 144A 2.674% (LIBOR03M + 0.88%) 1/25/28 #●	5,100,000	4,934,597
Mountain View CLO X
Series 2015-10A AR 144A 2.668% (LIBOR03M + 0.82%, Floor 0.82%) 10/13/27 #●	1,901,121	1,839,823
OCP CLO
Series 2015-9A A1R 144A 2.631% (LIBOR03M + 0.80%) 7/15/27 #●	1,323,050	1,295,477
Series 2015-10A A1R 144A 2.614% (LIBOR03M + 0.82%) 10/26/27 #●	2,630,279	2,556,081
Series 2017-13A A1A 144A 3.091% (LIBOR03M + 1.26%) 7/15/30 #●	1,000,000	947,541
Octagon Investment Partners XIX
Series 2014-1A AR 144A 2.931% (LIBOR03M + 1.10%) 4/15/26 #●	162,299	161,396
OFSI Fund VII
Series 2014-7A AR 144A 2.719% (LIBOR03M + 0.90%) 10/18/26 #●	545,818	540,961
Sounds Point CLO IV-R
Series 2013-3RA A 144A 2.969% (LIBOR03M + 1.15%, Floor 1.15%) 4/18/31 #●	1,000,000	933,625
TICP CLO I
Series 2015-1A AR 144A 2.619% (LIBOR03M + 0.80%) 7/20/27 #●	1,172,044	1,138,123

(continues	)	47

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Venture 33 CLO
Series 2018-33A A1L 144A 2.971% (LIBOR03M + 1.14%, Floor 1.14%) 7/15/31 #●		1,250,000	$1,169,536
Venture 34 CLO
Series 2018-34A A 144A 3.061% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #●		2,500,000	2,335,407
Venture XVI CLO
Series 2014-16A ARR 144A 2.681% (LIBOR03M + 0.85%, Floor 0.85%) 1/15/28 #●		1,200,000	1,162,655
Venture XVII CLO
Series 2014-17A ARR 144A 2.711% (LIBOR03M + 0.88%) 4/15/27 #●		400,000	386,811
Venture XX CLO
Series 2015-20A AR 144A 2.651% (LIBOR03M + 0.82%) 4/15/27 #●		1,558,165	1,519,671
Voya CLO
Series 2014-3A A1R 144A 2.514% (LIBOR03M + 0.72%) 7/25/26 #●		455,557	447,281
WhiteHorse IX
Series 2014-9A AR 144A 2.996% (LIBOR03M + 1.16%) 7/17/26 #●		144,777	142,935
Z Capital Credit Partners CLO
Series 2015-1A A1R 144A 2.793% (LIBOR03M + 0.95%, Floor 0.95%) 7/16/27 #●		2,600,000	2,528,690

Total Collateralized Debt Obligations (cost $55,985,812)			53,414,947

Corporate Bonds – 36.29%

Banking – 11.76%
Akbank T.A.S. 144A
7.20% 3/16/27 #µ		560,000	477,863
Banco Bilbao Vizcaya Argentaria
5.875%µy	EUR	400,000	375,958
8.875%µy	EUR	1,200,000	1,296,395
Banco de Credito del Peru 144A 2.70% 1/11/25 #		605,000	555,844
Banco del Estado de Chile 144A 2.704% 1/9/25 #		200,000	187,052

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Banco General 144A 4.125% 8/7/27 #		865,000	$803,198
Banco Internacional del Peru 144A 3.375% 1/18/23 #		505,000	481,641
Banco Mercantil del Norte 144A 6.75%#µy		315,000	241,928
Banco Santander 6.25%µy	EUR	1,300,000	1,294,948
Banco Santander Mexico 144A 5.95% 10/1/28 #µ		480,000	447,100
Bancolombia
3.00% 1/29/25		750,000	674,820
4.625% 12/18/29 µ		540,000	476,550
Bangkok Bank 144A 3.733% 9/25/34 #µ		550,000	491,548
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #µ		470,000	430,050
Bank of America
1.866% (LIBOR03M + 0.65%) 6/25/22 ●		1,800,000	1,758,720
2.479% (LIBOR03M +
0.66%) 7/21/21 ●		900,000	894,896
2.496% 2/13/31 µ		4,945,000	4,762,833
2.625% 4/19/21		1,000,000	1,006,834
3.004% 12/20/23 µ		1,896,000	1,934,199
3.30% 1/11/23		716,000	742,582
3.458% 3/15/25 µ		6,045,000	6,243,790
3.55% 3/5/24 µ		2,100,000	2,179,879
3.864% 7/23/24 µ		2,200,000	2,311,707
3.974% 2/7/30 µ		3,400,000	3,678,166
4.083% 3/20/51 µ		1,020,000	1,161,017
4.125% 1/22/24		200,000	213,604
4.30%µy		900,000	775,125
Bank of China 144A 5.00% 11/13/24 #		710,000	752,520
Bank of Georgia 144A 6.00% 7/26/23 #		890,000	926,005
Bank of Ireland 7.375%µy	EUR	300,000	319,930
Bank of New York Mellon
2.562% (LIBOR03M +
0.87%) 8/17/20 ●		300,000	300,063
Bank of Nova Scotia 1.875% 4/26/21		4,500,000	4,503,204
Barclays
3.072% (LIBOR03M + 1.38%) 5/16/24 ●		1,800,000	1,586,122
4.61% 2/15/23 µ		1,200,000	1,222,013
4.972% 5/16/29 µ		3,000,000	3,243,047
7.125%µy	GBP	1,800,000	1,915,594
8.00%µy		1,000,000	929,305

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Barclays Bank
7.625% 11/21/22		1,800,000	$1,842,282
BBVA Bancomer
144A 5.125% 1/18/33 #µ		617,000	515,550
144A 6.75% 9/30/22 #		351,000	350,242
BBVA USA
2.875% 6/29/22		1,220,000	1,190,755
3.875% 4/10/25		1,145,000	1,085,925
BNP Paribas
144A 3.052% 1/13/31 #µ		2,600,000	2,472,993
144A 4.705% 1/10/25 #µ		1,600,000	1,669,774
144A 7.375%#µy		700,000	668,987
7.375%µy		500,000	477,847
CIT Group 4.125% 3/9/21		400,000	396,184
Citigroup
2.65% 10/26/20		3,200,000	3,210,891
3.20% 10/21/26		1,000,000	1,038,097
4.044% 6/1/24 µ		1,800,000	1,903,923
4.05% 7/30/22		150,000	152,882
4.075% 4/23/29 µ		3,400,000	3,613,318
Citizens Bank
2.55% 5/13/21		950,000	949,249
Cooperatieve Rabobank
2.224% (LIBOR03M + 0.43%) 4/26/21 ●		500,000	477,671
2.50% 1/19/21		500,000	500,486
3.75% 7/21/26		1,350,000	1,303,709
4.375% 8/4/25		2,000,000	2,052,679
5.50%µy	EUR	1,800,000	1,910,655
Credit Suisse Group
144A 2.593% 9/11/25 #µ		1,105,000	1,051,706
144A 3.869% 1/12/29 #µ		1,065,000	1,080,203
144A 4.194% 4/1/31 #µ		1,545,000	1,585,898
144A 4.207% 6/12/24 #µ		410,000	403,600
144A 6.25%#µy		5,705,000	5,297,709
144A 6.375%#µy		1,900,000	1,669,217
Credit Suisse Group Funding Guernsey
3.125% 12/10/20		250,000	249,870
3.80% 9/15/22		3,350,000	3,410,274
3.80% 6/9/23		2,300,000	2,355,487
DBS Group Holdings 144A 4.52% 12/11/28 #µ		530,000	551,682
Deutsche Bank
2.70% 7/13/20		500,000	490,213
2.818% (LIBOR03M + 0.97%) 7/13/20 ●		100,000	98,549
3.961% 11/26/25 µ		5,700,000	5,281,049

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Deutsche Bank
4.25% 10/14/21		2,000,000	$1,904,008
5.00% 2/14/22		3,100,000	3,059,514
Development Bank of Mongolia 144A 7.25% 10/23/23 #		495,000	428,158
Fifth Third Bancorp
3.65% 1/25/24		790,000	823,095
3.95% 3/14/28		2,320,000	2,444,842
Fifth Third Bank 3.85% 3/15/26		835,000	881,791
Goldman Sachs Group 1.941% (LIBOR03M + 1.20%) 9/15/20 ●		1,700,000	1,698,910
2.60% 2/7/30		955,000	900,745
2.862% (LIBOR03M + 1.17%) 11/15/21 ●		1,700,000	1,666,446
2.876% 10/31/22 µ		300,000	301,785
2.908% 6/5/23 µ		600,000	602,144
3.154% (LIBOR03M + 1.36%) 4/23/21 ●		1,300,000	1,292,237
3.20% 2/23/23		2,200,000	2,247,934
3.50% 4/1/25		550,000	558,725
4.223% 5/1/29 µ		4,700,000	5,028,695
6.00% 6/15/20		2,440,000	2,454,780
Grupo Aval 144A 4.375% 2/4/30 #		745,000	600,656
HSBC Bank 144A 4.125% 8/12/20 #		500,000	501,484
HSBC Holdings 2.65% 1/5/22		200,000	199,854
2.692% (LIBOR03M + 1.00%) 5/18/24 ●		1,000,000	933,183
3.40% 3/8/21		400,000	402,329
4.30% 3/8/26		200,000	213,950
ICICI Bank 144A 4.00% 3/18/26 #		535,000	517,523
Intesa Sanpaolo 144A 4.00% 9/23/29 #		1,300,000	1,188,214
7.00%µy	EUR	300,000	293,440
7.75%µy	EUR	200,000	204,511
Itau Unibanco Holding 144A 3.25% 1/24/25 #		620,000	581,064
JPMorgan Chase & Co. 2.099% (LIBOR03M + 1.10%) 6/7/21 ●		2,900,000	2,889,097
2.694% (LIBOR03M + 0.90%) 4/25/23 ●		1,000,000	964,950
3.22% 3/1/25 µ		500,000	519,078

(continues	)	49

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
JPMorgan Chase & Co.
3.797% 7/23/24 µ	900,000	$943,263
4.005% 4/23/29 µ	900,000	969,195
4.023% 12/5/24 µ	4,730,000	5,019,065
4.60%µy	1,185,000	1,038,593
5.00%µy	2,670,000	2,504,981
JPMorgan Chase Bank 2.134% (LIBOR03M + 0.34%) 4/26/21 ●	3,000,000	2,923,895
Lloyds Bank
2.25% 8/14/22	8,400,000	8,378,974
2.70% 8/17/20	1,500,000	1,481,812
Lloyds Banking Group
2.438% 2/5/26 µ	500,000	473,179
2.858% 3/17/23 µ	2,900,000	2,861,654
Mitsubishi UFJ Financial Group
1.833% (LIBOR03M + 1.06%) 9/13/21 ●	1,354,000	1,333,827
2.19% 9/13/21	1,297,000	1,280,357
2.193% 2/25/25	1,700,000	1,686,723
2.559% 2/25/30	1,800,000	1,736,724
3.218% 3/7/22	500,000	507,309
3.535% 7/26/21	2,500,000	2,537,057
Mitsubishi UFJ Trust & Banking 144A 2.65% 10/19/20 #	500,000	500,061
Mizuho Financial Group
1.913% (LIBOR03M + 1.14%) 9/13/21 ●	1,900,000	1,845,454
2.226% 5/25/26 µ	1,600,000	1,571,483
2.591% 5/25/31 µ	2,000,000	1,905,177
Morgan Stanley 2.50% 4/21/21	3,500,000	3,498,618
2.954% (LIBOR03M + 1.22%) 5/8/24 ●	2,010,000	1,928,336
3.125% 1/23/23	400,000	409,653
3.622% 4/1/31 µ	930,000	969,917
3.625% 1/20/27	4,000,000	4,238,418
3.737% 4/24/24 µ	2,000,000	2,062,209
5.00% 11/24/25	3,125,000	3,460,347
Nationwide Building Society
144A 3.766% 3/8/24 #µ	800,000	777,609
144A 4.302% 3/8/29 #µ	5,200,000	5,504,623
PNC Bank
2.70% 11/1/22	250,000	253,489
4.05% 7/26/28	2,400,000	2,610,715
PNC Financial Services Group
2.60% 7/23/26	2,845,000	2,879,958

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Popular 6.125% 9/14/23		440,000	$410,848
Royal Bank of Canada 2.30% 3/22/21		2,300,000	2,302,307
Royal Bank of Scotland Group
3.162% (LIBOR03M + 1.47%) 5/15/23 ●		1,000,000	950,151
3.498% 5/15/23 µ		500,000	494,096
4.80% 4/5/26		5,000,000	4,980,044
7.50%µy		1,800,000	1,659,969
8.625%µy		5,900,000	5,783,917
Santander UK
3.40% 6/1/21		500,000	501,017
3.75% 11/15/21		200,000	194,799
Santander UK Group Holdings
3.823% 11/3/28 µ		3,200,000	3,378,523
7.375%µy	GBP	2,200,000	2,258,806
Shinhan Financial Group 144A 3.34% 2/5/30 #µ		410,000	425,352
Societe Generale 144A 4.25% 4/14/25 #		3,600,000	3,523,847
State Bank of India 2.85% (LIBOR03M + 0.95%) 4/6/20 ●		900,000	899,897
Sumitomo Mitsui Financial Group 2.679% (LIBOR03M + 1.68%) 3/9/21 ●		2,300,000	2,275,543
Toronto-Dominion Bank 2.874% (LIBOR03M + 1.00%) 4/7/21 ●		950,000	944,339
Truist Bank
2.25% 3/11/30		2,095,000	1,923,430
2.636% 9/17/29 µ		5,182,000	4,970,263
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #		270,000	252,617
144A 5.875% 3/16/23 #		270,000	251,549
UBS
144A 1.579% (LIBOR03M + 0.58%) 6/8/20 #●		2,800,000	2,791,284
5.125% 5/15/24		200,000	202,000
7.625% 8/17/22		500,000	515,245
UBS Group
144A 3.00% 4/15/21 #		2,400,000	2,405,363
144A 3.126% 8/13/30 #µ		2,000,000	1,955,226
144A 3.618% (LIBOR03M + 1.78%) 4/14/21 #●		400,000	391,783
144A 4.125% 9/24/25 #		2,940,000	3,060,422
6.875%µy		2,445,000	2,396,100
7.125%µy		540,000	529,750

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
UniCredit
144A 5.738% (LIBOR03M + 3.90%) 1/14/22 #●		2,200,000	$2,070,398
7.50%µy	EUR	600,000	604,419
144A 7.83% 12/4/23 #		2,900,000	3,100,785
9.25%µy	EUR	200,000	208,632
US Bancorp
3.00% 7/30/29		1,200,000	1,199,737
3.375% 2/5/24		2,915,000	3,101,731
3.60% 9/11/24		1,275,000	1,311,327
3.95% 11/17/25		2,820,000	3,066,401
US Bank 3.40% 7/24/23		815,000	858,857
USB Capital IX 3.50% (LIBOR03M + 1.02%)y●		525,000	392,041
Virgin Money UK
3.375% 4/24/26 µ	GBP	100,000	114,292
4.00% 9/25/26 µ	GBP	800,000	929,146
4.00% 9/3/27 µ	GBP	100,000	115,557
Wells Fargo & Co.
2.55% 12/7/20		2,800,000	2,808,044
2.661% (LIBOR03M + 0.93%) 2/11/22 ●		1,300,000	1,275,330
3.196% 6/17/27 µ		900,000	928,559
3.584% 5/22/28 µ		5,300,000	5,560,344
Wells Fargo Bank 3.325% 7/23/21 µ		2,250,000	2,254,097
Woori Bank 144A 4.75% 4/30/24 #		800,000	852,277

			292,681,884

Basic Industry – 1.36%
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ		2,595,000	2,551,132
Braskem Netherlands Finance 4.50% 1/10/28		800,000	646,242
Chemours 7.00% 5/15/25		1,517,000	1,272,391
CK Hutchison International 17 144A 2.875% 4/5/22 #		405,000	405,636
Corp Nacional del Cobre de Chile
144A 3.15% 1/14/30 #		246,000	229,320
144A 4.25% 7/17/42 #		200,000	192,503
CSN Resources 144A
7.625% 2/13/23 #		390,000	273,489
Cydsa 144A 6.25% 10/4/27 #		545,000	407,956
Equate Petrochemical 144A 3.00% 3/3/22 #		625,000	602,810
First Quantum Minerals 144A 7.50% 4/1/25 #		310,000	259,918

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Freeport-McMoRan
4.125% 3/1/28		1,220,000	$1,072,551
4.25% 3/1/30		1,221,000	1,065,384
5.45% 3/15/43		530,000	478,484
Georgia-Pacific 8.00% 1/15/24		2,242,000	2,723,162
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #		715,000	679,643
GUSAP III 144A 4.25% 1/21/30 #		2,120,000	1,878,871
Hudbay Minerals 144A 7.625% 1/15/25 #		170,000	148,963
Huntsman International 5.125% 11/15/22		1,000,000	1,026,843
INEOS Styrolution Group 144A 2.25% 1/16/27 #	EUR	500,000	425,912
Inversiones 144A 3.85% 1/13/30 #		480,000	434,520
Israel Chemicals 6.375% 5/31/38		350,000	437,013
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #		160,000	149,997
Methanex 5.25% 12/15/29		3,155,000	2,377,199
Metinvest 144A 7.75% 4/23/23 #		200,000	144,000
Minera Mexico 144A 4.50% 1/26/50 #		770,000	654,735
Newmont
2.25% 10/1/30		2,110,000	1,956,591
2.80% 10/1/29		3,850,000	3,691,036
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #		715,000	711,686
OCP
144A 4.50% 10/22/25 #		384,000	364,350
144A 6.875% 4/25/44 #		210,000	230,475
Olin
5.00% 2/1/30		1,840,000	1,590,588
5.625% 8/1/29		705,000	652,689
Orbia Advance 144A 5.50% 1/15/48 #		200,000	175,463
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #		475,000	396,397
Sasol Financing USA
5.875% 3/27/24		2,450,000	1,030,131
6.50% 9/27/28		250,000	102,716
Sociedad Quimica y Minera de Chile 144A 3.625% 4/3/23 #		495,000	474,579

(continues	)	51

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Steel Dynamics 5.50% 10/1/24	510,000	$495,745
Syngenta Finance
144A 3.933% 4/23/21 #	825,000	777,654
144A 4.441% 4/24/23 #	470,000	443,283
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	510,000	216,750

		33,848,807

Brokerage – 0.07%
Jefferies Group 4.15% 1/23/30	780,000	748,538
6.45% 6/8/27	331,000	338,976
6.50% 1/20/43	880,000	732,827

		1,820,341

Capital Goods – 1.45%
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	673,750	392,685
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	205,000	207,111
Bioceanico Sovereign Certificate 144A 2.884% 6/5/34 #^	590,000	336,300
BMC East 144A 5.50% 10/1/24 #	250,000	243,436
Boise Cascade 144A 5.625% 9/1/24 #	137,000	131,006
Bombardier 144A 6.00% 10/15/22 #	310,000	234,825
Carrier Global
144A 2.242% 2/15/25 #	645,000	632,053
144A 2.493% 2/15/27 #	745,000	714,564
144A 2.722% 2/15/30 #	462,000	427,804
Cemex 144A 5.45% 11/19/29 #	475,000	387,244
Covanta Holding 5.875% 7/1/25	230,000	213,611
EnPro Industries 5.75% 10/15/26	105,000	103,085
General Dynamics
3.25% 4/1/25	1,475,000	1,554,940
4.25% 4/1/40	1,530,000	1,828,734
4.25% 4/1/50	885,000	1,101,974
General Electric 4.65% 10/17/21	89,000	90,805
Grupo Cementos de
Chihuahua 144A 5.25% 6/23/24 #	530,000	492,235
Heathrow Funding 144A 4.875% 7/15/21 #	200,000	211,315

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods (continued)
IHS Netherlands Holdco 144A 7.125% 3/18/25 #		565,000	$500,025
Klabin Austria 144A 7.00% 4/3/49 #		460,000	425,040
L3Harris Technologies 2.25% (LIBOR03M + 0.48%) 4/30/20 ●		3,100,000	3,095,731
2.90% 12/15/29		2,310,000	2,196,343
144A 3.85% 6/15/23 #		725,000	755,228
Masco 5.95% 3/15/22		304,000	309,742
Mauser Packaging Solutions Holding 144A 5.50% 4/15/24 #		460,000	426,636
Otis Worldwide
144A 2.056% 4/5/25 #		835,000	819,125
144A 2.565% 2/15/30 #		2,190,000	2,134,872
144A 3.112% 2/15/40 #		860,000	824,158
144A 3.362% 2/15/50 #		515,000	507,837
Roper Technologies
2.35% 9/15/24		715,000	696,450
2.95% 9/15/29		2,650,000	2,649,382
Rutas 2 and 7 Finance 144A 3.241% 9/30/36 #^		610,000	360,086
Standard Industries
144A 5.00% 2/15/27 #		520,000	476,823
144A 6.00% 10/15/25 #		145,000	143,589
Textron 2.284% (LIBOR03M + 0.55%) 11/10/20 ●		2,900,000	2,900,149
TransDigm 144A
6.25% 3/15/26 #		1,883,000	1,884,171
Waste Management
2.95% 6/15/24		1,205,000	1,227,617
3.45% 6/15/29		3,846,000	4,125,238
4.15% 7/15/49		224,000	258,735

			36,020,704

Communications – 4.21%
Altice Financing 144A 5.00% 1/15/28 #		865,000	772,013
Altice France 144A 2.125% 2/15/25 #	EUR	1,900,000	1,925,000
Amazon.com 3.15% 8/22/27		1,700,000	1,866,183
AMC Networks 4.75% 8/1/25		382,000	373,884
AT&T 1.964% (LIBOR03M + 1.18%) 6/12/24 ●		6,100,000	5,668,761

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
AT&T
2.33% (LIBOR03M + 0.75%) 6/1/21 ●	2,200,000	$2,136,556
2.781% (LIBOR03M + 0.95%) 7/15/21 ●	500,000	491,458
3.20% 3/1/22	100,000	101,524
3.80% 3/1/24	100,000	105,355
4.10% 2/15/28	2,276,000	2,395,771
4.35% 3/1/29	1,810,000	1,950,400
4.50% 3/9/48	1,655,000	1,804,851
4.90% 8/15/37	1,825,000	2,055,459
Baidu 3.875% 9/29/23	565,000	586,710
British Telecommunications 144A 3.25% 11/8/29 #	1,700,000	1,667,586
C&W Senior Financing 144A 7.50% 10/15/26 #	260,000	239,988
Cablevision Systems 5.875% 9/15/22	564,000	572,652
CCO Holdings
144A 4.50% 8/15/30 #	500,000	492,813
144A 5.00% 2/1/28 #	900,000	908,604
Charter Communications Operating
3.579% 7/23/20	500,000	498,476
4.464% 7/23/22	4,330,000	4,477,948
4.80% 3/1/50	835,000	874,191
4.908% 7/23/25	430,000	464,064
5.05% 3/30/29	7,005,000	7,620,560
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	1,675,000	1,450,977
Comcast
3.20% 7/15/36	1,730,000	1,833,185
3.70% 4/15/24	2,970,000	3,193,611
Connect Finco 144A 6.75% 10/1/26 #	1,740,000	1,444,200
CSC Holdings
6.75% 11/15/21	400,000	414,700
144A 7.75% 7/15/25 #	420,000	439,937
Digicel Group One 144A 8.25% 12/30/22 #	344,000	170,280
Discovery Communications
4.125% 5/15/29	5,735,000	5,570,770
5.20% 9/20/47	4,180,000	4,290,973
DISH DBS 5.125% 5/1/20	200,000	199,161
Fox 144A 3.666% 1/25/22 #	900,000	919,871
Front Range BidCo 144A 6.125% 3/1/28 #	725,000	692,828

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Frontier Communications 144A 8.00% 4/1/27 #	1,058,000	$1,049,356
Gray Television 144A 5.875% 7/15/26 #	380,000	367,973
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	530,000	536,141
Millicom International Cellular 144A 6.25% 3/25/29 #	545,000	490,800
Ooredoo International Finance 144A 5.00% 10/19/25 #	270,000	285,644
Sable International Finance 144A 5.75% 9/7/27 #	245,000	222,593
Sirius XM Radio 144A 4.625% 7/15/24 #	1,591,000	1,624,705
Sprint
7.25% 9/15/21	300,000	310,848
144A 7.25% 2/1/28 #	400,000	403,500
7.625% 3/1/26	200,000	227,470
Sprint Communications 7.00% 8/15/20	200,000	201,950
Sprint Spectrum 144A 4.738% 3/20/25 #	1,465,000	1,507,111
Telefonica Celular del Paraguay 144A 5.875% 4/15/27 #	395,000	359,631
Tencent Holdings 144A 2.758% (LIBOR03M + 0.91%) 4/11/24 #●	200,000	196,020
144A 3.28% 4/11/24 #	645,000	669,882
Terrier Media Buyer 144A 8.875% 12/15/27 #	1,100,000	932,250
Time Warner Cable 7.30% 7/1/38	2,120,000	2,611,221
Time Warner Entertainment 8.375% 3/15/23	1,415,000	1,555,370
T-Mobile USA 6.50% 1/15/26	540,000	569,997
T-Mobile USA Escrow†	810,000	0
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	700,000	663,040
VEON Holdings 144A 4.00% 4/9/25 #	363,000	346,211
Verizon Communications 2.792% (LIBOR03M + 1.10%) 5/15/25 ●	3,200,000	2,918,743
3.15% 3/22/30	480,000	517,267
4.00% 3/22/50	330,000	393,446
4.016% 12/3/29	1,600,000	1,814,664
4.125% 3/16/27	1,500,000	1,672,731

(continues	)	53

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Communications (continued)
Verizon Communications
4.329% 9/21/28		3,427,000	$3,957,816
4.50% 8/10/33		6,325,000	7,629,632
ViacomCBS
4.375% 3/15/43		2,945,000	2,625,505
4.95% 1/15/31		805,000	798,499
Vodafone Group
4.25% 9/17/50		1,070,000	1,103,778
4.875% 6/19/49		4,385,000	4,903,596
Ziggo Bond
144A 3.375% 2/28/30 #	EUR	500,000	496,837
144A 5.125% 2/28/30 #		300,000	295,687

			104,931,214

Consumer Cyclical – 2.02%
Allison Transmission 144A 5.875% 6/1/29 #		175,000	172,719
Aramark Services 144A 5.00% 2/1/28 #		1,200,000	1,123,404
BMW US Capital 144A 3.40% 8/13/21 #		300,000	299,688
Boyd Gaming 144A 4.75% 12/1/27 #		505,000	419,428
Daimler Finance North America
144A 2.00% 7/6/21 #		400,000	385,842
144A 2.143% (LIBOR03M + 0.43%) 2/12/21 #●		1,400,000	1,349,940
144A 2.20% 10/30/21 #		200,000	191,927
144A 2.592% (LIBOR03M + 0.90%) 2/15/22 #●		1,100,000	1,019,836
144A 2.875% 3/10/21 #		150,000	148,512
144A 3.40% 2/22/22 #		500,000	486,309
144A 3.75% 11/5/21 #		300,000	297,623
El Puerto de Liverpool
144A 3.875% 10/6/26 #		250,000	214,951
144A 3.95% 10/2/24 #		295,000	289,323
Ford Motor Credit
2.134% (LIBOR03M + 0.93%) 9/24/20 ●		1,900,000	1,805,147
2.645% (LIBOR03M + 1.27%) 3/28/22 ●		400,000	325,204
3.087% 1/9/23		1,175,000	1,063,375
3.20% 1/15/21		4,200,000	4,079,250
3.55% 10/7/22		1,500,000	1,406,250
4.424% (LIBOR03M + 2.55%) 1/7/21 ●		1,900,000	1,805,299
5.75% 2/1/21		700,000	682,500
Future Retail 144A 5.60% 1/22/25 #		565,000	284,786

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
General Motors 5.00% 10/1/28		939,000	$824,989
General Motors Financial
2.728% (LIBOR03M + 0.85%) 4/9/21 ●		500,000	450,181
5.25% 3/1/26		1,276,000	1,128,476
Harley-Davidson Financial Services 144A 2.85% 1/15/21 #		1,300,000	1,281,440
Hilton Domestic Operating 5.125% 5/1/26		1,000,000	966,043
Home Depot
2.70% 4/15/30		780,000	795,949
3.35% 4/15/50		680,000	741,534
Kia Motors 144A
3.00% 4/25/23 #		235,000	236,046
Lowe’s
4.05% 5/3/47		470,000	468,240
4.55% 4/5/49		4,310,000	4,789,346
5.125% 4/15/50		1,840,000	2,225,485
McDonald’s 2.225% (LIBOR03M + 0.43%) 10/28/21 ●		2,300,000	2,263,769
MGM Resorts International 5.75% 6/15/25		104,000	93,857
Murphy Oil USA 5.625% 5/1/27		190,000	187,785
Nissan Motor Acceptance
144A 2.15% 9/28/20 #		500,000	491,077
144A 2.80% 1/13/22 #		200,000	190,717
144A 3.65% 9/21/21 #		300,000	294,077
144A 3.875% 9/21/23 #		3,000,000	2,996,406
Resorts World Las Vegas
144A 4.625% 4/16/29 #		600,000	531,719
Sands China 5.40% 8/8/28		1,800,000	1,701,995
Schaeffler Finance 3.25% 5/15/25	EUR	2,600,000	2,727,753
Scientific Games International 144A 8.25% 3/15/26 #		235,000	151,747
TJX
3.875% 4/15/30		950,000	985,011
4.50% 4/15/50		510,000	548,900
Toyota Industries 144A 3.11% 3/12/22 #		1,600,000	1,618,903
Volkswagen Group of America Finance
144A 2.064% (LIBOR03M + 0.86%) 9/24/21 #●		1,500,000	1,374,136
144A 3.875% 11/13/20 #		800,000	797,510
144A 4.00% 11/12/21 #		500,000	494,911

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Wolverine World Wide 144A 5.00% 9/1/26 #	400,000	$384,600
Wynn Macau 144A 5.50% 10/1/27 #	430,000	384,412
ZF North America Capital 144A 4.00% 4/29/20 #	250,000	248,754

		50,227,081

Consumer Non-Cyclical – 3.95%
Abbott Laboratories 3.75% 11/30/26	2,400,000	2,685,414
AbbVie
2.85% 5/14/23	900,000	913,458
144A 2.95% 11/21/26 #	1,335,000	1,363,370
3.20% 5/14/26	500,000	519,136
3.75% 11/14/23	1,200,000	1,245,484
144A 4.05% 11/21/39 #	3,193,000	3,364,321
Alcon Finance 144A 3.00% 9/23/29 #	4,240,000	4,237,082
Allergan Finance 3.25% 10/1/22	300,000	301,121
Allergan Funding 3.45% 3/15/22	1,000,000	1,038,938
Amgen
2.20% 2/21/27	3,835,000	3,833,513
2.45% 2/21/30	1,600,000	1,597,992
Anheuser-Busch InBev Worldwide
3.65% 2/1/26	2,675,000	2,815,808
4.15% 1/23/25	2,940,000	3,176,785
Bacardi 144A 4.45% 5/15/25 #	500,000	526,499
Bausch Health 144A 5.50% 11/1/25 #	1,342,000	1,364,217
Boston Scientific
3.375% 5/15/22	800,000	826,016
4.00% 3/1/29	3,300,000	3,500,330
BRF 144A 4.875% 1/24/30 #	475,000	401,137
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	4,010,000	4,258,232
Centene 144A 3.375% 2/15/30 #	1,000,000	933,750
144A 5.375% 8/15/26 #	745,000	768,281
Charles River Laboratories International 144A 5.50% 4/1/26 #	360,000	369,708
Cigna 2.40% 3/15/30	675,000	642,705

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Cigna
2.721% (LIBOR03M + 0.89%) 7/15/23 ●	830,000	$772,226
3.20% 3/15/40	645,000	597,134
4.125% 11/15/25	3,325,000	3,566,397
Constellation Brands 3.15% 8/1/29	3,680,000	3,451,542
Cott Holdings 144A 5.50% 4/1/25 #	260,000	253,826
CVS Health 3.35% 3/9/21	266,000	267,922
3.75% 4/1/30	780,000	808,703
4.30% 3/25/28	9,455,000	10,061,103
4.78% 3/25/38	1,030,000	1,135,317
5.05% 3/25/48	5,000	5,700
CVS Pass Through Trust 144A 5.773% 1/10/33 #t	72,619	88,919
Danone 144A 2.589% 11/2/23 #	1,500,000	1,489,393
DP World Crescent 144A 3.908% 5/31/23 #	400,000	382,614
Encompass Health 5.75% 9/15/25	370,000	358,436
Equifax 2.562% (LIBOR03M + 0.87%) 8/15/21 ●	700,000	683,291
Gilead Sciences 4.15% 3/1/47	4,195,000	5,154,083
Global Payments
2.65% 2/15/25	2,525,000	2,507,936
3.20% 8/15/29	4,025,000	3,955,860
HCA
4.125% 6/15/29	3,400,000	3,435,770
5.875% 2/15/26	595,000	622,935
7.58% 9/15/25	30,000	31,050
IHS Markit 3.625% 5/1/24	600,000	598,440
Imperial Brands Finance
144A 2.95% 7/21/20 #	700,000	698,703
144A 3.75% 7/21/22 #	470,000	470,417
JBS Investments II
144A 5.75% 1/15/28 #	385,000	375,779
144A 7.00% 1/15/26 #	370,000	370,755
JBS USA
144A 5.75% 6/15/25 #	150,000	152,812
144A 5.875% 7/15/24 #	320,000	325,200
Kernel Holding
144A 6.50% 10/17/24 #	375,000	283,316
144A 8.75% 1/31/22 #	350,000	302,617

(continues	)	55

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Kraft Heinz Foods 2.554% (LIBOR03M + 0.82%) 8/10/22 ●	300,000	$279,151
MHP 144A 7.75% 5/10/24 #	520,000	442,319
New York and Presbyterian Hospital 4.063% 8/1/56	690,000	828,330
Pernod Ricard
144A 4.25% 7/15/22 #	150,000	151,392
144A 4.45% 1/15/22 #	1,800,000	1,850,439
144A 5.75% 4/7/21 #	2,000,000	2,058,505
Post Holdings 144A 5.75% 3/1/27 #	325,000	335,295
Prime Security Services Borrower 144A 5.75% 4/15/26 #	90,000	88,706
Rede D’or Finance 144A 4.50% 1/22/30 #	710,000	619,653
Reynolds American 4.00% 6/12/22	900,000	912,214
Shire Acquisitions Investments Ireland 2.875% 9/23/23	300,000	306,648
Takeda Pharmaceutical 4.40% 11/26/23	300,000	316,319
Tenet Healthcare 5.125% 5/1/25	705,000	671,513
Teva Pharmaceutical Finance Netherlands II 1.125% 10/15/24 EUR	300,000	275,841
Teva Pharmaceutical Finance Netherlands III
6.00% 4/15/24	1,600,000	1,581,992
6.75% 3/1/28	1,066,000	1,039,936
Thermo Fisher Scientific 4.133% 3/25/25	840,000	901,066
Universal Health Services 144A 5.00% 6/1/26 #	210,000	211,269
Zimmer Biomet Holdings
3.05% 1/15/26	1,395,000	1,372,750
3.15% 4/1/22	300,000	300,198

		98,435,029

Energy – 2.90%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	330,000	328,776
Bayan Resources 144A 6.125% 1/24/23 #	455,000	336,964
Crestwood Midstream Partners 6.25% 4/1/23	410,000	232,247
Enable Midstream Partners 4.95% 5/15/28	700,000	349,902

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Enbridge 1.441% (LIBOR03M + 0.70%) 6/15/20 ●	2,050,000	$2,028,005
Energy Transfer Operating
5.25% 4/15/29	2,105,000	1,786,163
5.50% 6/1/27	3,200,000	2,809,680
6.25% 4/15/49	2,730,000	2,318,823
Energy Transfer Partners 5.00% 10/1/22	1,500,000	1,367,571
Enterprise Products Operating 3.70% 1/31/51	1,185,000	1,071,470
EQT
6.125% 2/1/25	1,100,000	855,360
7.00% 2/1/30	1,600,000	1,204,032
Gazprom via Gaz Finance 144A 3.25% 2/25/30 #	935,000	865,810
Geopark
144A 5.50% 1/17/27 #	410,000	197,825
144A 6.50% 9/21/24 #	200,000	115,249
Gran Tierra Energy 144A 7.75% 5/23/27 #	580,000	151,525
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	540,000	448,067
KazMunayGas National JSC 144A 6.375% 10/24/48 #	121,000	120,335
Kinder Morgan Energy Partners 5.00% 10/1/21	620,000	607,266
Marathon Oil 4.40% 7/15/27	2,965,000	1,983,508
MPLX
4.00% 3/15/28	320,000	285,053
4.125% 3/1/27	2,000,000	1,709,518
5.50% 2/15/49	3,200,000	2,712,286
Murphy Oil 5.875% 12/1/27	1,670,000	879,339
Noble Energy
3.25% 10/15/29	1,930,000	1,134,836
3.90% 11/15/24	565,000	466,934
4.20% 10/15/49	685,000	373,141
4.95% 8/15/47	1,405,000	853,520
5.05% 11/15/44	2,085,000	1,292,827
NuStar Logistics 5.625% 4/28/27	205,000	158,742
Occidental Petroleum 2.90% 8/15/24	2,315,000	1,264,004
Oil and Gas Holding 144A 7.625% 11/7/24 #	200,000	181,000
ONEOK
4.35% 3/15/29	1,500,000	1,225,608
7.50% 9/1/23	2,840,000	2,831,546
Pertamina Persero 144A 3.65% 7/30/29 #	197,000	183,205

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Petrobras Global Finance
144A 5.093% 1/15/30 #	2,048,000	$1,876,480
5.999% 1/27/28	3,500,000	3,409,175
6.125% 1/17/22	170,000	171,009
6.85% 6/5/15	1,700,000	1,624,019
6.90% 3/19/49	89,000	87,240
7.25% 3/17/44	900,000	918,995
Petroleos Mexicanos
144A 5.95% 1/28/31 #	600,000	415,560
144A 6.49% 1/23/27 #	1,213,000	899,136
6.75% 9/21/47	619,000	402,161
144A 6.84% 1/23/30 #	934,000	680,671
Precision Drilling 144A 7.125% 1/15/26 #	165,000	55,860
ReNew Power 144A 5.875% 3/5/27 #	620,000	443,296
Rio Oil Finance Trust Series 2014-1 9.25% 7/6/24	139,360	137,444
Sabine Pass Liquefaction
5.625% 3/1/25	1,455,000	1,337,984
5.75% 5/15/24	8,496,000	7,988,132
6.25% 3/15/22	400,000	388,259
Saudi Arabian Oil
144A 2.875% 4/16/24 #	395,000	384,436
144A 4.25% 4/16/39 #	530,000	527,685
Schlumberger Holdings 144A 4.30% 5/1/29 #	2,125,000	2,069,756
Sinopec Group Overseas Development 2015 2.50% 4/28/20	1,200,000	1,201,451
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	1,100,000	1,102,855
Southwestern Energy 7.75% 10/1/27	1,405,000	934,430
Spectra Energy Partners 2.014% (LIBOR03M + 0.70%) 6/5/20 ●	500,000	494,680
Targa Resources Partners 5.375% 2/1/27	340,000	281,707
Tecpetrol 144A 4.875% 12/12/22 #	685,000	547,020
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	6,200,000	5,276,323
Transcanada Trust 5.50% 9/15/79 µ	2,465,000	1,890,026
Transocean Proteus 144A 6.25% 12/1/24 #	227,500	183,989

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	370,000	$269,456
Tullow Oil 144A 7.00% 3/1/25 #	365,000	93,977
Woodside Finance
144A 3.70% 9/15/26 #	400,000	391,173
144A 4.60% 5/10/21 #	600,000	596,071
YPF 144A 8.50% 6/27/29 #	560,000	295,984

		72,106,577

Finance Companies – 1.40%
AerCap Ireland Capital
3.50% 1/15/25	300,000	255,364
3.65% 7/21/27	2,700,000	2,096,951
4.45% 10/1/25	1,200,000	1,058,681
4.45% 4/3/26	150,000	128,882
4.625% 10/30/20	1,000,000	970,143
4.625% 7/1/22	1,100,000	891,844
Air Lease
3.00% 2/1/30	1,740,000	1,265,640
4.25% 2/1/24	900,000	766,590
Altice France Holding 144A 10.50% 5/15/27 #	1,660,000	1,759,600
Arabian Centres Sukuk 144A 5.375% 11/26/24 #	560,000	431,200
ASG Finance Designated Activity 144A 7.875% 12/3/24 #	545,000	340,737
Aviation Capital Group
144A 3.875% 5/1/23 #	1,000,000	935,602
144A 6.75% 4/6/21 #	500,000	495,750
BOC Aviation
2.375% 9/15/21	600,000	601,435
144A 2.375% 9/15/21 #	415,000	415,993
3.00% 5/23/22	300,000	309,233
China Overseas Finance Cayman V 3.95% 11/15/22	480,000	486,426
GATX 2.461% (LIBOR03M + 0.72%) 11/5/21 ●	2,100,000	2,059,092
GE Capital International Funding Co. Unlimited 2.342% 11/15/20	251,000	249,617
Goodman HK Finance 4.375% 6/19/24	550,000	596,456
International Lease Finance 8.625% 1/15/22	2,865,000	2,780,886
Kaisa Group Holdings 144A 11.95% 10/22/22 #	455,000	394,913

(continues	)	57

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Finance Companies (continued)
Logicor Financing 3.25% 11/13/28 EUR	3,400,000	$3,747,865
Mastercard
3.30% 3/26/27	500,000	544,161
3.85% 3/26/50	355,000	435,350
Nationstar Mortgage Holdings 144A 8.125% 7/15/23 #	2,000,000	1,968,110
NTT Finance 1.90% 7/21/21	200,000	199,066
ORIX 3.20% 1/19/22	500,000	499,089
Park Aerospace Holdings Ltd
144A 3.625% 3/15/21 #	400,000	379,312
144A 5.25% 8/15/22 #	2,000,000	1,809,689
Samhallsbyggnadsbolaget i Norden 1.125% 9/4/26 EUR	900,000	922,345
Shimao Property Holdings 5.60% 7/15/26	590,000	565,201
SMBC Aviation Capital Finance 144A 3.00% 7/15/22 #	400,000	403,403
Springleaf Finance
6.125% 3/15/24	1,500,000	1,492,620
8.25% 12/15/20	2,600,000	2,617,550
Waha Aerospace
3.925% 7/28/20	105,000	105,263

		34,980,059

Insurance – 0.41%
AIA Group
3.125% 3/13/23	620,000	646,528
144A 3.375% 4/7/30 #	375,000	379,579
144A 3.90% 4/6/28 #	1,000,000	1,064,850
Ambac Assurance 144A 5.10% 6/7/20 #	29,743	41,303
Ambac LSNI 144A 6.45% (LIBOR03M + 5.00%) 2/12/23 #●	116,984	112,010
AssuredPartners 144A 7.00% 8/15/25 #	298,000	270,426
Athene Global Funding 144A 2.667% (LIBOR03M + 1.23%) 7/1/22 #●	700,000	704,694
HUB International 144A 7.00% 5/1/26 #	55,000	54,867
MetLife 144A
9.25% 4/8/38 #	1,100,000	1,376,501
Prudential Financial
3.70% 3/13/51	1,660,000	1,562,554
5.375% 5/15/45 µ	1,405,000	1,347,550
USI 144A 6.875% 5/1/25 #	328,000	307,490

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
VIVAT 2.375% 5/17/24 EUR	2,100,000	$2,335,881

		10,204,233

Natural Gas – 0.21%
Brooklyn Union Gas 144A 3.865% 3/4/29 #	3,230,000	3,424,169
KazTransGas JSC 144A 4.375% 9/26/27 #	1,220,000	1,095,511
NiSource 5.65%µy	875,000	779,179

		5,298,859

Real Estate Investment Trusts – 0.91%
American Tower
3.00% 6/15/23	600,000	601,561
3.375% 5/15/24	500,000	503,243
American Tower Trust #1 144A 3.07% 3/15/23 #	1,285,000	1,282,069
Corporate Office Properties
3.60% 5/15/23	690,000	676,487
5.25% 2/15/24	670,000	703,093
Crown Castle International
3.80% 2/15/28	2,115,000	2,123,465
4.30% 2/15/29	2,745,000	2,852,557
5.25% 1/15/23	1,505,000	1,598,220
CubeSmart 3.00% 2/15/30	1,735,000	1,621,324
CyrusOne 1.45% 1/22/27 EUR	1,400,000	1,355,322
EPR Properties 4.50% 6/1/27	2,900,000	2,606,257
Equinix 5.375% 5/15/27	350,000	351,165
GLP Capital 4.00% 1/15/30	2,600,000	2,204,195
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	262,000	266,858
MGM Growth Properties Operating Partnership 5.75% 2/1/27	145,000	126,694
MPT Operating Partnership
3.692% 6/5/28 GBP	1,600,000	1,884,800
WEA Finance 144A
3.25% 10/5/20 #	1,800,000	1,782,393

		22,539,703

Technology – 1.76%
Broadcom
2.20% 1/15/21	1,300,000	1,283,479
2.65% 1/15/23	1,300,000	1,271,230
3.00% 1/15/22	2,200,000	2,181,501
144A 3.125% 4/15/21 #	4,130,000	4,080,610
144A 3.125% 10/15/22 #	1,000,000	991,472
3.625% 1/15/24	1,000,000	991,439
CDK Global
5.00% 10/15/24	840,000	846,199
5.875% 6/15/26	1,003,000	1,065,236

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Technology (continued)
CommScope Technologies 144A 5.00% 3/15/27 #	183,000	$160,139
Dell International
4.42% 6/15/21	1,600,000	1,600,205
144A 4.42% 6/15/21 #	300,000	303,319
144A 5.45% 6/15/23 #	600,000	616,467
144A 6.02% 6/15/26 #	400,000	426,469
EMC 2.65% 6/1/20	570,000	568,889
Fiserv 3.50% 7/1/29	3,500,000	3,725,140
Infor US 6.50% 5/15/22	70,000	68,576
International Business Machines 3.00% 5/15/24	4,805,000	5,034,039
NortonLifeLock 4.20% 9/15/20	2,000,000	1,987,508
NXP
144A 3.875% 6/18/26 #	3,250,000	3,167,899
144A 4.125% 6/1/21 #	5,365,000	5,417,093
144A 4.30% 6/18/29 #	655,000	674,343
144A 4.625% 6/15/22 #	300,000	310,568
144A 4.625% 6/1/23 #	1,000,000	1,030,515
144A 4.875% 3/1/24 #	3,280,000	3,508,126
Oracle
2.50% 5/15/22	1,200,000	1,220,823
2.95% 4/1/30	1,355,000	1,366,007

		43,897,291

Transportation – 0.68%
Aerovias de Mexico 144A 7.00% 2/5/25 #	855,000	262,913
American Airlines 2011-1 Class A Pass Through Trust 5.25% 1/31/21 t	195,275	193,339
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 t	933,014	867,719
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 10/15/28 t	1,133,418	1,073,169
Ashtead Capital 144A 5.25% 8/1/26 #	400,000	382,000
Delta Air Lines 3.625% 3/15/22	500,000	468,338
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821% 8/10/22 t	198,228	209,610
Doric Nimrod Air Finance Alpha 2012-1 Class A Pass Through Trust 144A 5.125% 11/30/22 #t	780,865	793,029

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Transportation (continued)
ERAC USA Finance 144A 2.70% 11/1/23 #	300,000	$284,853
144A 4.50% 8/16/21 #	200,000	204,035
FedEx 4.05% 2/15/48	4,985,000	4,411,733
Kansas City Southern 3.00% 5/15/23	500,000	474,033
Latam Airlines 2015-1 Pass Through Trust Class A 4.20% 11/15/27 t	382,585	347,595
Latam Finance 144A 7.00% 3/1/26 #	605,000	278,920
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	695,000	662,199
Penske Truck Leasing 144A 3.95% 3/10/25 #	1,000,000	1,036,435
144A 4.45% 1/29/26 #	2,100,000	2,334,924
144A 4.875% 7/11/22 #	300,000	312,311
Union Pacific 3.25% 2/5/50	1,455,000	1,433,941
United Rentals North America 5.50% 5/15/27	560,000	550,158
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 t	413,069	409,770

		16,991,024

Utilities – 3.20%
Adani Electricity Mumbai 144A 3.949% 2/12/30 #	475,000	394,894
Aegea Finance 144A 5.75% 10/10/24 #	590,000	547,965
AEP Texas
2.40% 10/1/22	200,000	201,586
3.45% 1/15/50	350,000	316,418
AES Andres 144A 7.95% 5/11/26 #	840,000	786,660
AES Gener 144A 7.125% 3/26/79 #µ	605,000	476,817
American Electric Power 2.15% 11/13/20	300,000	297,813
American Transmission Systems 144A 5.25% 1/15/22 #	1,955,000	2,080,893
Berkshire Hathaway Energy 144A 4.25% 10/15/50 #	835,000	956,753
Calpine
144A 4.50% 2/15/28 #	453,000	440,769
144A 5.25% 6/1/26 #	328,000	313,885
CenterPoint Energy
3.85% 2/1/24	960,000	975,696
4.25% 11/1/28	2,618,000	2,690,877

(continues	)	59

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Centrais Eletricas Brasileiras
144A 3.625% 2/4/25 #	200,000	$178,102
144A 4.625% 2/4/30 #	565,000	502,567
CLP Power Hong Kong Financing 2.875% 4/26/23	240,000	248,446
Colbun 144A 3.15% 3/6/30 #	350,000	307,125
ComEd Financing III 6.35% 3/15/33	680,000	788,460
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	200,000	191,749
Duke Energy 144A 2.204% (LIBOR03M + 0.50%) 5/14/21 #●	3,300,000	3,265,805
4.875%µy	1,865,000	1,567,896
Duke Energy Indiana
2.75% 4/1/50	2,150,000	1,985,387
3.25% 10/1/49	1,265,000	1,284,433
Emera 6.75% 6/15/76 µ	57,000	52,824
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	760,000	654,392
Enel Finance International 144A 2.875% 5/25/22 #	1,100,000	1,064,843
Engie Energia Chile 144A 4.50% 1/29/25 #	515,000	509,734
Entergy 4.00% 7/15/22	300,000	308,185
Entergy Arkansas
3.75% 2/15/21	200,000	201,519
4.20% 4/1/49	870,000	992,163
Entergy Louisiana 4.95% 1/15/45	235,000	248,858
Entergy Mississippi 3.85% 6/1/49	1,805,000	1,848,929
Entergy Texas 3.55% 9/30/49	700,000	719,641
Evergy 4.85% 6/1/21	225,000	227,434
Evergy Metro 3.65% 8/15/25	1,350,000	1,406,961
Exelon
2.45% 4/15/21	200,000	198,161
3.497% 6/1/22	1,075,000	1,041,465
3.95% 6/15/25	670,000	674,265
FirstEnergy 2.85% 7/15/22	200,000	195,286
FirstEnergy Transmission 144A 4.55% 4/1/49 #	875,000	878,042
Infraestructura Energetica Nova
144A 3.75% 1/14/28 #	225,000	197,672
144A 4.875% 1/14/48 #	595,000	463,919

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Interstate Power & Light 4.10% 9/26/28	3,565,000	$4,001,814
Israel Electric 144A 5.00% 11/12/24 #	832,000	873,604
Kallpa Generacion 144A 4.125% 8/16/27 #	870,000	789,136
Listrindo Capital 144A 4.95% 9/14/26 #	540,000	474,522
Louisville Gas & Electric 4.25% 4/1/49	2,685,000	3,067,851
MidAmerican Energy 3.15% 4/15/50	900,000	916,915
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	995,000	847,302
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ	315,000	314,187
5.25% 4/20/46 µ	314,000	299,640
Nevada Power 3.125% 8/1/50	1,517,000	1,413,430
NextEra Energy Capital Holdings
2.403% 9/1/21	1,700,000	1,698,366
2.90% 4/1/22	2,315,000	2,338,257
3.15% 4/1/24	1,115,000	1,143,152
3.20% 2/25/22	400,000	405,229
NV Energy 6.25% 11/15/20	825,000	848,912
Pedernales Electric Cooperative 144A 6.202% 11/15/32 #	620,000	831,910
Pennsylvania Electric 5.20% 4/1/20	200,000	200,000
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #	300,000	291,647
144A 5.25% 5/15/47 #	185,000	181,356
Puget Energy 6.50% 12/15/20	3,800,000	3,881,925
Saudi Electricity Global Sukuk Co. 4 4.222% 1/27/24	715,000	719,980
Sempra Energy 1.191% (LIBOR03M + 0.45%) 3/15/21 ●	2,050,000	2,020,470
2.331% (LIBOR03M + 0.50%) 1/15/21 ●	451,000	427,273
Southern California Edison
3.65% 2/1/50	2,815,000	2,747,238
4.00% 4/1/47	880,000	920,523
4.875% 3/1/49	2,330,000	2,703,325

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Southern Power 144A 1.666% (LIBOR03M + 0.55%) 12/20/20 #•	1,700,000	$1,673,366
Southwestern Electric Power 4.10% 9/15/28	4,590,000	4,933,544
State Grid Overseas Investment 2016 144A 2.25% 5/4/20 #	312,000	312,161
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	165,000	175,430
Vistra Operations 144A 5.50% 9/1/26 #	1,784,000	1,849,950
Xcel Energy
2.60% 12/1/29	430,000	408,708
3.40% 6/1/30	625,000	634,813
3.50% 12/1/49	2,870,000	2,562,556

		79,593,781

Total Corporate Bonds (cost $938,762,810)		903,576,587

Municipal Bonds – 0.64%

American Municipal Power, Ohio (Combined Hydroelectric Projects - Build America Bonds) Series B 8.084% 2/15/50	1,500,000	2,538,300
California State Various Purposes (Build America Bonds) 7.55% 4/1/39	395,000	642,515
(High-Speed Passenger Train Bonds) Series C 1.773% (LIBOR01M + 0.78%) 4/1/47 ●	1,250,000	1,259,975
Chicago, Illinois Transit Authority (Pension Funding) Series A 6.899% 12/1/40	1,800,000	2,420,352
(Retiree Health Care Funding) Series B 6.899% 12/1/40	1,800,000	2,420,352
Municipal Electric Authority of Georgia (Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,785,000	2,389,829

	Principal amount°	Value (US $)

Municipal Bonds (continued)

New Jersey Transportation Trust Fund Authority (Build America Bonds) Series C 5.754% 12/15/28	1,590,000	$1,875,119
New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds) Subordinate Series A-1 5.508% 8/1/37	700,000	916,279
New York State Urban Development (Build America Bonds) Series E 5.77% 3/15/39	800,000	875,944
Oregon State Taxable Pension 5.892% 6/1/27	30,000	35,259
Pennsylvania Higher Education Assistance Agency Revenue (Student Loans) Series 2006-2 A-3 1.924% (LIBOR03M + 0.13%, Floor 0.13%) 10/25/36 ●	449,842	443,212
South Carolina Public Service Authority (Santee Cooper) Series D 4.77% 12/1/45	145,000	176,803

Total Municipal Bonds (cost $14,854,385)		15,993,939

Non-Agency Asset-Backed Securities – 3.02%

ABFC Trust
Series 2006-HE1 A2D 1.167% (LIBOR01M + 0.22%, Floor 0.22%) 1/25/37 •	336,363	192,364
American Express Credit Account Master Trust
Series 2018-5 A 1.045% (LIBOR01M + 0.34%) 12/15/25 ●	530,000	503,915
Series 2019-2 A 2.67% 11/15/24	1,000,000	1,027,685
Argent Securities Trust Series 2006-M1 A2C 1.097% (LIBOR01M + 0.15%, Floor 0.15%) 7/25/36 ●	1,226,733	439,718

(continues	)	61

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Argent Securities Trust Series 2006-W4 A2C 1.107% (LIBOR01M + 0.16%, Floor 0.16%) 5/25/36 ●	648,747	$208,958
Barclays Dryrock Issuance Trust Series 2017-1 A 1.035% (LIBOR01M + 0.33%) 3/15/23 ●	220,000	219,610
Bear Stearns Asset-Backed Securities I Trust
Series 2005-FR1 M2 1.952% (LIBOR01M + 1.005%, Floor 0.67%) 6/25/35 ●	1,762,171	1,612,799
Series 2007-HE2 1A2 1.117% (LIBOR01M + 0.17%, Floor 0.17%) 3/25/37 ●	112,103	206,881
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 22A1 3.157% 10/25/36 ●	135,969	89,309
Bear Stearns Second Lien Trust Series 2007-SV1A M2 144A 2.297% (LIBOR01M + 1.35%, Cap 11.00%, Floor 0.90%) 1/25/36 #●	528,789	524,291
Business Jet Securities Series 2018-2 A 144A 4.447% 6/15/33 #	683,642	552,460
Centex Home Equity Loan Trust Series 2002-A AF6 5.54% 1/25/32	578	568
CIT Mortgage Loan Trust Series 2007-1 1M1 144A 2.447% (LIBOR01M + 1.50%, Floor 1.50%) 10/25/37 #●	3,600,000	2,985,403
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.203% 11/25/36 ●	793,110	757,877
CNH Equipment Trust
Series 2019-A A2 2.96% 5/16/22	818,246	816,770
Series 2019-B A2 2.55% 9/15/22	1,828,275	1,830,023

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Countrywide Asset-Backed Certificates
Series 2004-3 2A 1.347% (LIBOR01M + 0.40%, Floor 0.20%) 8/25/34 ●	52,063	$44,971
Series 2006-1 AF6 4.701% 7/25/36 ●	161,413	156,718
Series 2006-26 2A4 1.167% (LIBOR01M + 0.22%, Floor 0.22%) 6/25/37 ●	2,000,000	1,791,131
Series 2007-6 2A4 1.257% (LIBOR01M + 0.31%, Floor 0.31%) 9/25/37 ●	922,899	515,399
CWABS Asset-Backed Certificates Trust
Series 2005-3 MV7 2.897% (LIBOR01M + 1.95%, Floor 1.30%) 8/25/35 ●	4,200,000	3,440,525
Series 2006-11 1AF6 6.15% 9/25/46 ●	124,279	121,503
Series 2006-17 2A2 1.097% (LIBOR01M + 0.15%, Floor 0.15%) 3/25/47 ●	1,391,798	1,301,030
Discover Card Execution Note Trust
Series 2018-A3 A3 0.935% (LIBOR01M + 0.23%) 12/15/23 ●	560,000	553,124
Series 2019-A1 A1 3.04% 7/15/24	400,000	412,137
EquiFirst Mortgage Loan Trust Series 2004-2 M7 3.947% (LIBOR01M + 3.00%, Floor 2.00%) 10/25/34 ●	662,361	564,952
First Franklin Mortgage Loan Trust Series 2006-FF5 2A3 1.107% (LIBOR01M + 0.16%, Floor 0.16%) 4/25/36 ●	873,557	760,570
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	840,000	920,401
Fremont Home Loan Trust Series 2004-B M1 1.817% (LIBOR01M + 0.87%, Floor 0.58%) 5/25/34 ●	2,471,645	2,149,723

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

GE-WMC Mortgage Securities Trust Series 2006-1 A2B 1.097% (LIBOR01M + 0.15%, Floor 0.15%) 8/25/36 ●	2,056,247	$997,392
GSAMP Trust
Series 2006-FM3 A2D 1.177% (LIBOR01M + 0.23%, Floor 0.23%) 11/25/36 ●	976,483	503,534
Series 2007-SEA1 A 144A 1.247% (LIBOR01M + 0.30%, Floor 0.30%) 12/25/36 #●	790,653	714,313
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	640,250	614,506
Series 2018-1A A2II 144A 4.959% 6/20/48 #	492,500	438,305
Harley-Davidson Motorcycle Trust Series 2020-A A2A 1.83% 1/17/23	850,000	843,892
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	1,250,450	1,192,642
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A 2A3 1.187% (LIBOR01M + 0.24%, Floor 0.24%) 4/25/37 ●	1,383,660	930,766
HSI Asset Securitization Trust Series 2006-HE1 2A1 0.997% (LIBOR01M + 0.05%, Floor 0.05%) 10/25/36 ●	26,730	12,045
JPMorgan Mortgage Acquisition Trust Series 2006-CW2 AV5 1.187% (LIBOR01M + 0.24%, Floor 0.24%) 8/25/36 ●	500,000	455,099
Long Beach Mortgage Loan Trust
Series 2006-1 2A4 1.247% (LIBOR01M + 0.30%, Floor 0.30%) 2/25/36 ●	3,038,573	2,478,326
Series 2006-7 1A 1.102% (LIBOR01M + 0.155%, Floor 0.155%) 8/25/36 ●	2,907,888	1,600,208

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Mercedes-Benz Auto Lease Trust
Series 2019-B A2 2.01% 12/15/21	350,000	$349,649
Series 2020-A A2 1.82% 3/15/22	500,000	500,448
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 1.045% (LIBOR01M + 0.34%) 5/15/23 #●	500,000	498,653
Series 2019-AA A 144A 1.055% (LIBOR01M + 0.35%) 5/15/23 #●	2,825,000	2,766,678
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 1.097% (LIBOR01M + 0.15%, Floor 0.15%) 11/25/36 ●	4,771,433	2,666,693
Series 2007-HE5 A2D 1.287% (LIBOR01M + 0.34%, Floor 0.34%) 3/25/37 ●	3,334,068	1,551,315
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 144A 1.577% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	450,000	436,489
New Century Home Equity Loan Trust Series 2005-1 M2 1.667% (LIBOR01M + 0.72%, Cap 12.50%, Floor 0.48%) 3/25/35 ●	233,599	186,228
Nissan Auto Lease Trust Series 2020-A A2A 1.80% 5/16/22	1,000,000	1,002,039
Option One Mortgage Loan Trust
Series 2005-1 M1 1.727% (LIBOR01M + 0.78%, Floor 0.52%) 2/25/35 ●	1,920,299	1,745,696
Series 2007-4 2A4 1.257% (LIBOR01M + 0.31%, Floor 0.31%) 4/25/37 ●	6,055,083	4,059,143
Penarth Master Issuer
Series 2018-2A A1 144A 1.062% (LIBOR01M + 0.45%) 9/18/22 #●	1,625,000	1,614,919

(continues	)	63

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

PFS Financing Series 2018-E A 144A 1.155% (LIBOR01M + 0.45%) 10/17/22 #●	2,315,000	$2,231,641
RAAC Trust Series 2005-SP2 2A 1.247% (LIBOR01M + 0.30%, Cap 14.00%, Floor 0.30%) 6/25/44 ●	323,100	263,983
RAMP Trust Series 2007-RZ1 A2 1.107% (LIBOR01M + 0.16%, Cap 14.00%, Floor 0.16%) 2/25/37 ●	111,010	109,758
Sofi Consumer Loan Program Series 2017-3 A 144A 2.77% 5/25/26 #	399,061	395,594
Sofi Professional Loan Program Series 2016-F A2 144A 3.02% 2/25/40 #	271,094	277,622
Soundview Home Loan Trust Series 2006-OPT1 2A4 1.217% (LIBOR01M + 0.27%, Floor 0.27%) 3/25/36 ●	300,000	274,822
Structured Asset Investment Loan Trust Series 2003-BC2 M1 2.327% (LIBOR01M + 1.38%, Floor 0.92%) 4/25/33 ●	15,778	13,720
Structured Asset Securities Mortgage Loan Trust Series 2006-BC1 A6 1.217% (LIBOR01M + 0.27%, Floor 0.27%) 3/25/36 ●	1,520,425	1,224,323
Tesla Auto Lease Trust Series 2019-A A2 144A 2.13% 4/20/22 #	600,000	600,893
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #●	912,698	913,066
Series 2017-2 A1 144A 2.75% 4/25/57 #●	109,724	107,486
Series 2017-4 M1 144A 3.25% 6/25/57 #●	615,000	553,420
Series 2018-1 A1 144A 3.00% 1/25/58 #●	207,473	208,411
Series 2019-4 A1 144A 2.90% 10/25/59 #●	11,238,937	10,995,562

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Toyota Auto Receivables Owner Trust Series 2019-B A2A 2.59% 2/15/22	1,758,131	$1,761,408
Verizon Owner Trust Series 2019-B A1B 1.223% (LIBOR01M + 0.45%) 12/20/23 ●	1,000,000	982,790
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 1.205% (LIBOR01M + 0.50%) 11/15/22 #●	1,075,000	1,038,796
Wendy’s Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	469,200	428,211

Total Non-Agency Asset-Backed Securities (cost $79,405,269)		75,241,299

Non-Agency Collateralized Mortgage Obligations – 1.84%
Alternative Loan Trust Resecuritization Series 2008-2R 3A1 6.00% 8/25/37 ●	1,070,532	798,133
ARM Mortgage Trust
Series 2004-5 3A1 3.894% 4/25/35 ●	114,659	110,098
Series 2005-10 3A31 3.545% 1/25/36 ●	137,625	117,492
Series 2006-2 1A4 4.074% 5/25/36 ●	559,370	480,638
Banc of America Funding Trust
Series 2005-E 7A1 2.414% (COF 11 + 1.43%, Floor 1.43%) 6/20/35 ●	106,998	85,736
Series 2006-I 1A1 4.02% 12/20/36 ●	170,912	155,881
Banc of America Mortgage Trust Series 2003-D 2A1 5.213% 5/25/33 ●	114,798	104,568
Bear Stearns ARM Trust Series 2003-5 2A1 4.22% 8/25/33 ●	25,110	23,225
Chase Home Lending Mortgage Trust Series 2019-ATR2 A3 144A 3.50% 7/25/49 #●	549,517	556,685
Chase Mortgage Finance Trust Series 2005-A1 3A1 3.803% 12/25/35 ●	73,803	62,616

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

CHL Mortgage Pass Through Trust Series 2007-4 1A1 6.00% 5/25/37 t	947,495	$646,754
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 3.347% (LIBOR01M + 2.40%) 4/25/31 #●	638,151	545,575
Series 2019-R01 2M2 144A 3.397% (LIBOR01M + 2.45%) 7/25/31 #●	491,176	407,050
Series 2019-R02 1M2 144A 3.247% (LIBOR01M + 2.30%, Floor 2.30%) 8/25/31 #●	1,307,110	1,081,704
Series 2019-R07 1M2 144A 3.047% (LIBOR01M + 2.10%) 10/25/39 #●	3,250,000	2,618,633
Series 2020-R01 1M2 144A 2.997% (LIBOR01M + 2.05%) 1/25/40 #●	2,500,000	1,487,501
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #	983,469	865,265
Series 2007-1 5A14 6.00% 2/25/37	224,202	170,879
Series 2007-3 4A6 1.197% (LIBOR01M + 0.25%, Cap 7.00%, Floor 0.25%) 4/25/37 ●	166,937	126,299
Series 2007-3 4A12 5.803% (6.75% minus LIBOR01M, Cap 6.75%) 4/25/37 ∑●	166,937	26,302
Series 2007-3 4A15 5.50% 4/25/37	74,125	68,062
Flagstar Mortgage Trust Series 2018-5 A7 144A 4.00% 9/25/48 #●	184,278	182,358
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #●	210,313	208,230
GMACM Mortgage Loan Trust Series 2006-J1 A1 5.75% 4/25/36	32,978	30,238
GS Mortgage-Backed Securities Trust Series 2020-PJ1 A1 144A 3.50% 5/25/50 #●	784,620	792,805

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

GSR Mortgage Loan Trust Series 2007-AR1 2A1 3.80% 3/25/47 ●	596,857	$451,023
Holmes Master Issuer Series 2018-2A A2 144A 2.251% (LIBOR03M + 0.42%) 10/15/54 #●	1,359,570	1,353,490
JPMorgan Alternative Loan Trust Series 2007-A2 11A1 1.127% (LIBOR01M + 0.18%, Cap 11.50%, Floor 0.18%) 6/25/37 ●	4,155,270	2,506,531
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 4.048% 10/25/36 ●	342,519	280,523
Series 2006-A7 2A2 3.803% 1/25/37 ●	68,416	55,636
Series 2007-A1 6A1 4.182% 7/25/35 ●	98,821	87,940
Series 2014-2 B1 144A 3.399% 6/25/29 #●	51,815	48,936
Series 2014-2 B2 144A 3.399% 6/25/29 #●	51,815	48,814
Series 2015-4 B1 144A 3.622% 6/25/45 #●	757,307	707,138
Series 2015-4 B2 144A 3.622% 6/25/45 #●	323,673	301,121
Series 2015-5 B2 144A 3.053% 5/25/45 #●	604,759	573,394
Series 2015-6 B1 144A 3.598% 10/25/45 #●	323,358	307,601
Series 2015-6 B2 144A 3.598% 10/25/45 #●	314,619	297,601
Series 2016-4 B1 144A 4.05% 10/25/46 #●	227,585	217,844
Series 2016-4 B2 144A 4.05% 10/25/46 #●	386,894	364,116
Series 2017-1 B3 144A 3.529% 1/25/47 #●	930,744	842,102
Series 2017-2 A3 144A 3.50% 5/25/47 #●	244,588	248,827
Series 2018-4 A15 144A 3.50% 10/25/48 #●	423,452	420,464
Series 2019-LTV3 A3 144A 3.50% 3/25/50 #●	866,543	872,253
Series 2020-1 A4 144A 3.50% 6/25/50 #●	970,203	969,463
Series 2020-2 A3 144A 3.50% 7/25/50 #●	993,054	1,002,009

(continues	)	65

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Lanark Master Issuer Series 2019-1A 1A1 144A 2.453% (LIBOR03M + 0.77%) 12/22/69 #●		656,000	$651,329
Lehman Mortgage Trust Series 2007-10 2A2 6.50% 1/25/38		1,469,421	801,291
Ludgate Funding
Series 2006-1X A2A 0.791% (BP0003M + 0.19%) 12/1/60 ●	GBP	1,375,450	1,503,125
Series 2008-W1X A1 1.196% (BP0003M + 0.60%) 1/1/61 ●	GBP	593,801	664,710
Mansard Mortgages Series 2007-1X A2 0.905% (BP0003M + 0.18%) 4/15/47 ●	GBP	656,504	717,690
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		1,430	1,479
Series 2004-5 6A1 7.00% 6/25/34		27,810	28,765
MASTR ARM Trust Series 2004-4 4A1 3.763% 5/25/34 ●		58,455	49,911
Merrill Lynch Mortgage Investors Trust Series 2004-A1 2A2 3.869% 2/25/34 ●		3,321	3,101
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●		321,812	321,583
Series 2019-RPL3 A1 144A 2.75% 7/25/59 #●		5,679,740	5,655,968
Opteum Mortgage Acceptance Trust Series 2006-1 2A1 5.75% 4/25/36 ●		32,704	32,563
RALI Series Trust
Series 2007-QA5 2A1 6.109% 9/25/37 ●		3,123,894	2,415,977
Series 2007-QH8 A 2.91% 10/25/37 ●		1,924,955	1,521,236
Reperforming Loan REMIC Trust Series 2006-R1 AF1 144A 1.287% (LIBOR01M + 0.34%, Cap 9.50%, Floor 0.34%) 1/25/36 #●		924,639	837,436

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

RFMSI Trust Series 2004-S9 2A1 4.75% 12/25/20	59	$60
Sequoia Mortgage Trust
Series 2004-5 A3 2.465% (LIBOR06M + 0.56%, Cap 11.50%, Floor 0.28%) 6/20/34 ●	137,896	117,751
Series 2007-1 4A1 3.641% 9/20/46 ●	424,073	298,954
Series 2015-1 B2 144A 3.875% 1/25/45 #●	340,173	322,940
Series 2017-4 A1 144A 3.50% 7/25/47 #●	250,170	254,003
Series 2017-5 B2 144A 3.842% 8/25/47 #●	3,112,589	2,904,058
Series 2018-5 A4 144A 3.50% 5/25/48 #●	346,566	344,510
Series 2019-CH1 A1 144A 4.50% 3/25/49 #●	493,490	492,561
Structured ARM Loan Trust Series 2006-1 7A4 3.807% 2/25/36 ●	252,054	211,766
Structured Asset Mortgage Investments II Trust Series 2005-AR5 A2 1.00% (LIBOR01M + 0.25%, Cap 11.00%, Floor 0.25%) 7/19/35 ●	257,713	221,891
WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR16 1A3 3.752% 12/25/35 t●	313,778	270,695
Series 2007-HY1 3A3 3.655% 2/25/37 t●	196,494	157,331
Series 2007-HY7 4A1 3.983% 7/25/37 t●	393,832	307,934
Washington Mutual Mortgage Pass Through Certificates Trust Series 2005-1 5A2 6.00% 3/25/35 t	2,751	215
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 4.138% 4/25/36 ●	21,243	18,018
Series 2006-AR11 A6 4.839% 8/25/36 ●	238,342	211,600

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 144A 3.00% 12/25/49 #●	647,831	$642,948

Total Non-Agency Collateralized Mortgage Obligations (cost $51,860,277)		45,692,952

Non-Agency Commercial Mortgage-Backed Securities – 4.54%

BANK
Series 2017-BNK5 A5 3.39% 6/15/60	1,430,000	1,514,713
Series 2017-BNK5 B 3.896% 6/15/60 ●	605,000	567,971
Series 2017-BNK7 A5 3.435% 9/15/60	1,110,000	1,176,644
Series 2019-BN20 A3 3.011% 9/15/62	8,000,000	8,332,828
Series 2019-BN21 A5 2.851% 10/17/52	2,100,000	2,159,463
BBCMS Trust Series 2015-STP A 144A 3.323% 9/10/28 #	2,469,441	2,458,346
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 ●	2,310,000	2,531,365
Series 2018-B3 A5 4.025% 4/10/51	550,000	608,047
Series 2019-B9 A5 4.016% 3/15/52	7,865,000	8,704,112
Series 2020-B17 A5 2.289% 3/15/53	2,000,000	1,959,156
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	2,340,000	2,571,081
Series 2019-CF2 A5 2.874% 11/15/52	4,000,000	4,104,226
Series 2019-CF3 A4 3.006% 1/15/53	800,000	799,304
CD Mortgage Trust
Series 2017-CD6 B 3.911% 11/13/50 ●	440,000	409,777
Series 2019-CD8 A4 2.912% 8/15/57	8,775,000	9,030,939
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	3,100,000	3,266,289

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	785,000	$812,198
Series 2015-GC27 A5 3.137% 2/10/48	1,400,000	1,420,167
Series 2016-P3 A4 3.329% 4/15/49	1,305,000	1,337,567
Series 2017-C4 A4 3.471% 10/12/50	635,000	657,629
Series 2018-C5 A4 4.228% 6/10/51 ●	1,700,000	1,890,392
Series 2019-C7 A4 3.102% 12/15/72	1,450,000	1,500,804
COMM Mortgage Trust
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,100,000	1,132,955
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,261,081
Series 2015-3BP A 144A 3.178% 2/10/35 #	605,000	619,438
Series 2015-CR23 A4 3.497% 5/10/48	780,000	821,288
Series 2016-CR28 A4 3.762% 2/10/49	2,330,000	2,440,803
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	900,000	947,379
Series 2016-C3 A5 2.89% 8/10/49	945,000	978,595
DB-UBS Mortgage Trust Series 2011-LC1A C 144A 5.689% 11/10/46 #●	600,000	588,774
GS Mortgage Securities II Series 2018-GS10 C 4.412% 7/10/51 ●	465,000	366,028
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	375,000	366,802
Series 2015-GC32 A4 3.764% 7/10/48	1,000,000	1,035,642
Series 2016-RENT A 144A 3.203% 2/10/29 #	2,300,000	2,285,388
Series 2017-GS5 A4 3.674% 3/10/50	1,280,000	1,340,491
Series 2017-GS6 A3 3.433% 5/10/50	1,935,000	1,967,739
Series 2018-GS9 A4 3.992% 3/10/51 ●	570,000	611,318

(continues	)	67

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

GS Mortgage Securities Trust
Series 2019-GC39 A4 3.567% 5/10/52	1,250,000	$1,306,572
Series 2019-GC42 A4 3.001% 9/1/52	5,000,000	5,184,633
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	8,967,272	9,572,268
Series 2015-C33 A4 3.77% 12/15/48	570,000	609,007
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	1,640,000	1,714,557
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	1,118,975
Series 2017-C7 A5 3.409% 10/15/50	2,395,000	2,542,737
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	355,000	344,314
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	1,223,673
Series 2016-WIKI A 144A 2.798% 10/5/31 #	705,000	603,827
Series 2016-WIKI B 144A 3.201% 10/5/31 #	690,000	582,913
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	435,329	254,624
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26 A5 3.531% 10/15/48	960,000	992,967
Series 2015-C27 ASB 3.557% 12/15/47	2,200,000	2,286,962
Series 2016-C29 A4 3.325% 5/15/49	1,445,000	1,480,798
Morgan Stanley Capital I Trust
Series 2014-CPT AM 144A 3.402% 7/13/29 #●	2,200,000	2,168,970
Series 2019-L3 A4 3.127% 11/15/52	1,000,000	1,047,403
UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51 ●	970,000	1,079,139

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #●	480,000	$468,583
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	275,000	282,078
Series 2015-NXS3 A4 3.617% 9/15/57	510,000	529,682
Series 2016-BNK1 A3 2.652% 8/15/49	1,220,000	1,200,551
Series 2017-C38 A5 3.453% 7/15/50	905,000	944,520

Total Non-Agency Commercial Mortgage-Backed Securities (cost $112,627,203)		113,116,492

Regional Bond – 0.09%Δ

Spain – 0.09%
Autonomous Community of Catalonia 4.90% 9/15/21 EUR	1,800,000	2,109,197

Total Regional Bond ( cost $2,021,903)		2,109,197

Loan Agreements – 1.75%

Acrisure Tranche B 5.207% (LIBOR03M + 3.50%) 2/15/27 ●	627,475	533,354
American Airlines Tranche B 2.705% (LIBOR01M + 2.00%) 12/14/23 ●	898,138	750,844
Applied Systems 2nd Lien 8.45% (LIBOR03M + 7.00%) 9/19/25 ●	608,922	563,253
Aramark Services Tranche B-3 2.739% (LIBOR01M + 1.75%) 3/11/25 ●	359,075	336,932
AssuredPartners 4.489% (LIBOR01M + 3.50%) 2/12/27 ●	955,044	852,377
AthenaHealth Tranche B 1st Lien 5.284% (LIBOR03M + 4.50%) 2/11/26 ●	400,950	376,893
Ball Metalpack Finco 2nd Lien 10.363% (LIBOR03M + 8.75%) 7/24/26 ●	79,000	57,275
Bausch Health 3.612% (LIBOR01M + 3.00%) 6/2/25 ●	306,272	293,510

	Principal amount°	Value (US $)

Loan Agreements (continued)

Berry Global Tranche W 2.863% (LIBOR03M + 2.00%) 10/1/22 ●	1,075,000	$1,037,913
Berry Global Tranche Y 2.863% (LIBOR03M + 2.00%) 7/1/26 ●	696,735	659,808
Blue Ribbon 1st Lien 5.623% (LIBOR03M + 4.00%) 11/15/21 ●	245,723	194,530
Boxer Parent 5.239% (LIBOR01M + 4.25%) 10/2/25 ●	384,704	329,692
Buckeye Partners 4.265% (LIBOR01M + 2.75%) 11/1/26 ●	530,373	493,247
BWay Holding 5.084% (LIBOR03M + 3.25%) 4/3/24 ●	156,392	129,805
Calpine 3.24% (LIBOR01M + 2.25%) 4/5/26 ●	248,125	239,441
Calpine TBD 1/15/24 X	395,484	381,971
Change Healthcare Holdings 3.498% (LIBOR01M + 2.50%) 3/1/24 ●	196,572	181,501
Charter Communications Operating Tranche B2 2.74% (LIBOR01M + 1.75%) 2/1/27 ●	488,535	472,251
Chemours Tranche B-2 2.74% (LIBOR01M + 1.75%) 4/3/25 ●	1,399,707	1,270,234
Chesapeake Energy Tranche A TBD 6/24/24 X	194,667	79,035
CityCenter Holdings 3.239% (LIBOR01M + 2.25%) 4/18/24 ●	912,368	808,586
Connect US Finco 5.49% (LIBOR01M + 4.50%) 12/12/26 ●	649,000	530,557
Core & Main 4.331% (LIBOR01M + 2.75%) 8/1/24 ●	543,872	481,327
CPI Holdco 1st Lien 5.70% (LIBOR03M + 4.25%) 11/4/26 ●	151,000	132,880
CSC Holdings
2.862% (LIBOR01M + 2.25%) 7/17/25 ●	316,063	306,581
3.112% (LIBOR01M + 2.50%) 4/15/27 ●	291,313	282,087

	Principal amount°	Value (US $)

Loan Agreements (continued)

Cushman & Wakefield 3.739% (LIBOR01M + 2.75%) 8/21/25 ●	296,250	$266,625
Datto 5.239% (LIBOR01M + 4.25%) 4/2/26 ●	342,412	296,829
DaVita Tranche B-1 2.739% (LIBOR01M + 1.75%) 8/12/26 ●	804,960	769,407
Delek US Holdings 3.239% (LIBOR01M + 2.25%) 3/31/25 ●	129,065	95,723
Edgewater Generation 4.739% (LIBOR01M + 3.75%) 12/15/25 ●	212,312	174,804
Ensemble RCM 5.513% (LIBOR03M + 3.75%) 8/1/26 ●	366,160	341,139
ESH Hospitality 2.989% (LIBOR01M + 2.00%) 9/18/26 ●	464,263	405,650
ExamWorks Group Tranche B-1 4.323% (LIBOR03M + 3.25%) 7/27/23 ●	725,653	658,530
Frontier Communications Tranche B-1 TBD 6/17/24 X	717,000	679,955
Garda World Security Tranche B 1st Lien 6.39% (LIBOR03M + 4.75%) 10/23/26 ●	275,513	263,115
Gardner Denver Tranche B-1 2.739% (LIBOR01M + 1.75%) 3/1/27 ●	679,317	641,954
Granite Generation 4.818% (LIBOR01M + 3.75%) 11/9/26 ●	279,766	241,997
Granite US Holdings Tranche B 6.322% (LIBOR03M + 5.25%) 9/30/26 ●	137,505	99,691
Gray Television Tranche B-2 3.765% (LIBOR01M + 2.25%) 2/7/24 ●	1,018,322	964,860
GVC Holdings Tranche B3 3.308% (LIBOR06M + 2.25%) 3/29/24 ●	522,340	434,413
HCA Tranche B-12 2.739% (LIBOR01M + 1.75%) 3/13/25 ●	1,298,599	1,246,655
Hilton Worldwide Finance Tranche B-2 2.697% (LIBOR01M + 1.75%) 6/22/26 ●	1,172,387	1,099,113

(continues	)	69

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

HUB International 4.543% (LIBOR02M + 2.75%) 4/25/25 ●	736,875	$696,347
Ineos US Finance 2.989% (LIBOR01M + 2.00%) 4/1/24 ●	253,841	229,218
Informatica 4.243% (LIBOR01M + 3.25%) 2/25/27 ●	755,000	679,500
Invictus 1st Lien 4.779% (LIBOR06M + 3.00%) 3/28/25 ●	219,521	173,787
IQVIA Tranche B-3 3.20% (LIBOR03M + 1.75%) 6/11/25 ●	545,288	518,023
Iron Mountain Information Management Tranche B 2.739% (LIBOR01M + 1.75%) 1/2/26 ●	623,753	601,921
JBS USA LUX 3.072% (LIBOR03M + 2.00%) 5/1/26 ●	163,350	154,249
Kronos 4.763% (LIBOR03M + 3.00%) 11/1/23 ●	863,778	800,074
Merrill Communications Tranche B 1st Lien 6.908% (LIBOR03M + 5.00%) 10/5/26 ●	211,470	174,463
Microchip Technology 2.99% (LIBOR01M + 2.00%) 5/29/25 ●	511,654	485,218
NFP 4.239% (LIBOR01M + 3.25%) 2/15/27 ●	443,929	388,438
Numericable US Tranche B-11 3.739% (LIBOR01M + 2.75%) 7/31/25 ●	351,847	323,699
Numericable US Tranche B-13 4.705% (LIBOR01M + 4.00%) 8/14/26 ●	133,312	126,203
ON Semiconductor Tranche B-4 2.989% (LIBOR01M + 2.00%) 9/16/26 ●	1,287,712	1,214,474
Panda Patriot Tranche B-1 TBD 12/19/20 X	693,397	588,232
Penn National Gaming Tranche B-1 3.239% (LIBOR01M + 2.25%) 10/15/25 ●	987,500	764,215
Perstorp Holding Tranche B 5.822% (LIBOR06M + 4.75%) 4/13/26 ●	449,602	306,854

	Principal amount°	Value (US $)

Loan Agreements (continued)

PQ Tranche B 4.027% (LIBOR03M + 2.25%) 2/8/27 ●	792,535	$715,263
Pregis Topco 1st Lien 4.989% (LIBOR01M + 4.00%) 7/24/26 ●	266,332	234,373
Prestige Brands Tranche B-4 2.989% (LIBOR01M + 2.00%) 1/26/24 ●	378,615	355,267
Prime Security Services Borrower Tranche B-1 4.606% (LIBOR01M + 3.25%) 9/23/26 ●	455,955	414,919
Radiate Holdco 3.989% (LIBOR01M + 3.00%) 2/1/24 ●	180,898	166,426
Russell Investments US Institutional Holdco 3.822% (LIBOR06M + 2.75%) 6/1/23 ●	425,673	394,812
Scientific Games International Tranche B-5 4.246% (LIBOR01M + 2.75%) 8/14/24 ●	1,108,390	900,566
Sinclair Television Group Tranche B 3.24% (LIBOR01M + 2.25%) 1/3/24 ●	1,548,000	1,486,080
Solenis International 1st Lien 5.613% (LIBOR03M + 4.00%) 6/26/25 ●	590,000	473,966
Sprint Communications
Loan 3.50% (LIBOR01M + 2.50%) 2/2/24 ●	1,486,901	1,481,325
Loan 4.00% (LIBOR01M + 3.00%) 2/2/24 ●	311,062	308,600
SS&C Technologies Tranche B-3 2.739% (LIBOR01M + 1.75%) 4/16/25 ●	264,369	251,811
SS&C Technologies Tranche B-4 2.739% (LIBOR01M + 1.75%) 4/16/25 ●	188,645	179,685
Staples Tranche B-1 6.515% (LIBOR01M + 5.00%) 4/16/26 ●	101,044	81,214
Stars Group Holdings 4.95% (LIBOR03M + 3.50%) 7/10/25 ●	86,949	83,362
Surf Holdings 1st Lien 4.814% (LIBOR03M + 3.50%) 3/5/27 ●	320,000	287,200

	Principal amount°	Value (US $)

Loan Agreements (continued)

Tecta America Tranche AR 5.489% (LIBOR01M + 4.50%) 11/20/25 ●	280,140	$247,924
Telenet Financing 2.705% (LIBOR01M + 2.00%) 4/30/28 ●	545,000	506,169
Terrier Media Buyer TBD 12/17/26 X	523,000	453,376
Titan Acquisition 4.45% (LIBOR03M + 3.00%) 3/28/25 ●	57,329	48,873
Transdigm Tranche F 3.239% (LIBOR01M + 2.25%) 12/9/25 ●	597,693	558,843
Trident TPI Holdings Tranche B-1 4.323% (LIBOR03M + 3.25%) 10/17/24 ●	269,362	226,264
UGI Energy Services 4.739% (LIBOR01M + 3.75%) 8/7/26 ●	209,632	181,331
Ultimate Software Group 1st Lien 4.739% (LIBOR01M + 3.75%) 5/4/26 ●	1,277,899	1,207,614
United Rentals (North America) 2.739% (LIBOR01M + 1.75%) 10/31/25 ●	49,250	45,864
US Foods Tranche B 3.072% (LIBOR06M + 2.00%) 9/13/26 ●	811,423	755,976
USI 4.989% (LIBOR01M + 4.00%) 12/2/26 ●	167,281	153,062
USI Tranche B 3.989% (LIBOR03M + 3.00%) 5/16/24 ●	1,421,834	1,297,424
USIC Holdings Tranche B 4.25% (LIBOR01M + 3.25%) 12/8/23 ●	478,643	404,454
Vistra Operations 2.703% (LIBOR01M + 1.75%) 12/31/25 ●	524,452	472,007
Zekelman Industries 3.209% (LIBOR01M + 2.25%) 1/24/27 ●	280,000	261,800
Zelis Cost Management 5.739% (LIBOR01M + 4.75%) 9/30/26 ●	226,233	209,266

Total Loan Agreements (cost $47,340,411)		43,526,375

	Principal amount°		Value (US $)

Sovereign Bonds – 1.50%Δ

Angola – 0.00%
Angolan Government International Bond 144A 8.00% 11/26/29 #		209,000	$87,257

			87,257

Argentina – 0.02%
Argentine Republic Government International Bonds
5.625% 1/26/22		1,172,000	345,740
6.875% 1/11/48		214,000	56,445

			402,185

Azerbaijan – 0.02%
Republic of Azerbaijan International Bond 144A 4.75% 3/18/24 #		547,000	535,889

			535,889

Brazil – 0.01%
Brazilian Government International Bond 4.75% 1/14/50		233,000	215,187

			215,187

Chile – 0.01%
Chile Government International Bond 3.50% 1/25/50		200,000	208,500

			208,500

Colombia – 0.03%
Colombia Government International Bonds
4.00% 2/26/24		495,000	502,752
5.00% 6/15/45		200,000	207,000

			709,752

Cyprus – 0.06%
Cyprus Government International Bond 3.875% 5/6/22	EUR	1,200,000	1,410,240

			1,410,240

Dominican Republic – 0.04%
Dominican Republic International Bonds
144A 4.50% 1/30/30 #		367,000	320,941
144A 6.00% 7/19/28 #		710,000	679,039

			999,980

(continues	)	71

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Sovereign Bondsr (continued)

Ecuador – 0.01%
Ecuador Government International Bond 144A 10.75% 1/31/29 #	883,000	$253,863

		253,863

Egypt – 0.11%
Egypt Government International Bonds
144A 5.577% 2/21/23 #	2,620,000	2,435,801
144A 6.875% 4/30/40 #	100,000	78,249
144A 8.70% 3/1/49 #	359,000	299,718

		2,813,768

El Salvador – 0.01%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	480,000	373,920

		373,920

Gabon – 0.00%
Gabon Government
International Bond 144A 6.625% 2/6/31 #	200,000	123,767

		123,767

Ghana – 0.01%
Ghana Government International Bond 144A 7.875% 3/26/27 #	309,000	230,305

		230,305

Guatemala – 0.02%
Guatemala Government Bond 144A 4.875% 2/13/28 #	400,000	391,417

		391,417

Indonesia – 0.01%
Indonesia Government International Bond 144A 4.625% 4/15/43 #	200,000	213,576

		213,576

Israel – 0.06%
Israel Government International Bond 2.75% 7/3/30	1,420,000	1,420,000

		1,420,000

	Principal amount°	Value (US $)

Sovereign Bondsr (continued)

Ivory Coast – 0.01%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	366,000	$320,966

		320,966

Japan – 0.03%
Japan Bank for International Cooperation 2.125% 6/1/20	700,000	701,310

		701,310

Kenya – 0.03%
Kenya Government International Bond 144A 8.00% 5/22/32 #	835,000	774,452

		774,452

Kuwait – 0.14%
Kuwait International Government Bond 144A 2.75% 3/20/22 #	3,400,000	3,425,619

		3,425,619

Lebanon – 0.00%
Lebanon Government International Bond 6.25% 5/27/22 ‡	436,000	84,392

		84,392

Mexico – 0.02%
Mexico Government International Bonds
3.25% 4/16/30	200,000	187,950
4.60% 2/10/48	200,000	201,702

		389,652

Mongolia – 0.01%
Mongolia Government International Bond 144A 5.625% 5/1/23 #	306,000	275,390

		275,390

Nigeria – 0.01%
Nigeria Government International Bond 144A 7.875% 2/16/32 #	220,000	155,650

		155,650

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Panama – 0.01%
Panama Government International Bond 3.16% 1/23/30	200,000	$200,902

		200,902

Paraguay – 0.02%
Paraguay Government International Bond 144A 5.40% 3/30/50 #	403,000	411,064

		411,064

Peru – 0.01%
Peruvian Government International Bond 2.844% 6/20/30	260,000	276,781

		276,781

Philippines – 0.02%
Philippine Government International Bond 5.50% 3/30/26	543,000	622,144

		622,144

Qatar – 0.13%
Qatar Government International Bonds
144A 4.00% 3/14/29 #	490,000	526,059
144A 5.103% 4/23/48 #	2,200,000	2,678,544

		3,204,603

Republic of Vietnam – 0.01%
Vietnam Government International Bond 144A 4.80% 11/19/24 #	200,000	202,988

		202,988

Romania – 0.01%
Romanian Government International Bonds
144A 3.375% 1/28/50 #EUR	223,000	220,958
144A 6.125% 1/22/44 #	88,000	101,600

		322,558

Russia – 0.04%
Russian Foreign Bond - Eurobonds
144A 4.25% 6/23/27 #	800,000	840,344
144A 5.25% 6/23/47 #	200,000	242,960

		1,083,304

	Principal amount°		Value (US $)

Sovereign BondsΔ (continued)

Saudi Arabia – 0.33%
Saudi Government International Bonds
2.375% 10/26/21		200,000	$198,330
144A 2.875% 3/4/23 #		2,200,000	2,202,662
144A 3.625% 3/4/28 #		494,000	503,880
144A 4.50% 10/26/46 #		800,000	815,261
144A 5.00% 4/17/49 #		4,200,000	4,554,627

			8,274,760

Senegal – 0.01%
Senegal Government International Bond 144A 6.75% 3/13/48 #		210,000	173,854

			173,854

South Africa – 0.11%
Republic of South Africa Government International Bonds
4.85% 9/30/29		3,000,000	2,475,036
5.875% 6/22/30		268,000	234,524

			2,709,560

Sri Lanka – 0.02%
Sri Lanka Government International Bonds
144A 5.875% 7/25/22 #		206,000	142,140
144A 6.20% 5/11/27 #		453,000	276,345

			418,485

Turkey – 0.02%
Turkey Government International Bonds
5.75% 5/11/47		200,000	148,043
7.625% 4/26/29		500,000	478,275

			626,318

Ukraine – 0.05%
Ukraine Government International Bonds
144A 7.75% 9/1/26 #		726,000	670,642
144A 9.75% 11/1/28 #		515,000	502,697

			1,173,339

United Kingdom – 0.00%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	129,051

			129,051

(continues	)	73

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Uruguay – 0.02%
Uruguay Government International Bonds
4.375% 1/23/31	515,000	$563,544
4.50% 8/14/24	57,000	60,705

		624,249

Uzbekistan – 0.02%
Republic of Uzbekistan Bond 144A 5.375% 2/20/29 #	448,000	445,876

		445,876

Total Sovereign Bonds (cost $39,785,558)		37,416,873

Supranational Banks – 0.04%
Banque Ouest Africaine de Developpment 144A 4.70% 10/22/31 #	301,000	274,587
144A 5.00% 7/27/27 #	699,000	655,851

Total Supranational Banks (cost $986,537)		930,438

US Treasury Obligations – 30.94%
US Treasury Bonds
2.00% 2/15/50	18,290,000	21,253,194
2.50% 2/15/45	37,100,000	46,344,567
2.75% 8/15/42	900,000	1,162,512
2.75% 11/15/42	1,400,000	1,809,008
2.875% 5/15/43	2,200,000	2,899,703
2.875% 8/15/45	16,700,000	22,334,293
3.00% 5/15/47	900,000	1,244,461
3.00% 8/15/48	3,770,000	5,242,951
3.125% 5/15/48	1,490,000	2,113,123
4.375% 5/15/40	100,000	159,031
4.50% 2/15/36	43,145,000	66,321,955
US Treasury Inflation Indexed Notes
0.125% 4/15/22	3,394,432	3,346,438
0.125% 7/15/26	21,524	21,733
0.125% 1/15/30	69,795,859	72,014,336
0.25% 1/15/25	9,584,608	9,672,803
0.25% 7/15/29	7,866,378	8,177,757
0.375% 7/15/27	7,171,212	7,383,751
0.625% 4/15/23	3,053,396	3,076,942
0.625% 1/15/26	8,794,008	9,088,146
0.75% 7/15/28	2,569,263	2,751,393
0.875% 1/15/29	10,931,762	11,890,960
1.75% 1/15/28	14,924,447	16,989,119
2.375% 1/15/25	9,306,276	10,323,074
2.375% 1/15/27	1,662,973	1,928,845

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Inflation Indexed Notes
2.50% 1/15/29	36,046	$44,273
US Treasury Notes
0.50% 3/31/25	26,345,000	26,514,288
1.125% 8/31/21 ¥	13,800,000	13,981,934
1.125% 2/28/25	17,880,000	18,550,500
1.125% 2/28/27	16,900,000	17,571,379
1.25% 8/31/24	25,600,000	26,617,999
1.375% 1/31/25 ¥	15,560,000	16,305,178
1.50% 1/31/27	1,700,000	1,809,371
1.50% 2/15/30	19,700,000	21,240,217
1.625% 12/31/21	2,605,000	2,668,955
1.625% 9/30/26	8,300,000	8,885,539
1.625% 10/31/26	12,900,000	13,812,574
1.875% 7/31/22	39,700,000	41,184,097
1.875% 8/31/24	2,170,000	2,313,423
2.00% 10/31/21 ¥	1,600,000	1,644,875
2.00% 11/30/22 ¥	7,700,000	8,053,117
2.00% 6/30/24	7,700,000	8,234,789
2.125% 3/31/24	2,010,000	2,153,055
2.125% 11/30/24	11,130,000	12,034,748
2.25% 11/15/24	11,030,000	11,980,906
2.25% 3/31/26	24,500,000	27,047,618
2.375% 2/29/24	4,000,000	4,322,031
2.375% 8/15/24 ¥	1,820,000	1,979,605
2.375% 4/30/26	10,900,000	12,122,844
2.50% 1/31/21	19,600,000	19,993,531
2.50% 1/31/24	2,790,000	3,021,374
2.50% 2/28/26	3,700,000	4,134,027
2.625% 3/31/25	12,700,000	14,101,961
2.75% 7/31/23	46,200,000	49,957,358
2.875% 11/30/23 ¥	2,500,000	2,734,082
2.875% 7/31/25	15,500,000	17,499,258
2.875% 11/30/25	8,100,000	9,191,285
US Treasury Strip Principal 2.26% 5/15/44 ^	29,275,000	20,989,502

Total US Treasury Obligations (cost $724,657,246)		770,245,788

	Number of
	shares
Common Stock – 0.00%
Adelphia Recovery Trust =†	1	—
Century Communications =†	1,975,000	—

Total Common Stock (cost $59,790)		—

	Number of shares		Value (US $)
Preferred Stock – 0.03%
General Electric 5.00%µ		300,000	$248,063
USB Realty 144A 2.978% (LIBOR03M + 1.147%)#●		500,000	375,872

Total Preferred Stock (cost $749,132)			623,935

	Number of contracts
Options Purchased – 0.00%
Put Swaption – 0.00%
30 yr IRS pay a fixed rate 0.86% and receive a floating rate based on 6-month GBP-ICE LIBOR expiration date 2/26/21, notional amount 1,565,200 (GS)	GBP	1,820,000	88,182

			88,182

Total Options Purchased (premium paid $110,783)			88,182

	Number of shares
Short-Term Investments – 4.53%
Money Market Mutual Funds – 1.30%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)		6,477,040	6,477,040
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)		6,477,040	6,477,040
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 0.34%)		6,477,040	6,477,040
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)		6,477,040	6,477,040

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	6,477,040	$6,477,040

		32,385,200

	Principal amount°
Repurchase Agreements – 3.23%
US Treasury repurchase agreement with Barclays Capital 0.01%, dated 3/30/20, to be repurchased 4/1/20, repurchase price $38,400,011 (collateralized by US government obligation; 3.375% 11/15/48; market value $39,271,852)	38,400,000	38,400,000
US Treasury repurchase agreement with J.P. Morgan Securities 0.00%, dated 3/31/20, to be repurchased 4/2/20, repurchase price $42,100,000 (collateralized by US government obligation; 0.50% 1/15/28; market value $43,174,592)	42,100,000	42,100,000

		80,500,000

Total Short-Term Investments (cost $112,885,200)		112,885,200

Total Value of Securities Before Options Written – 132.29% (cost $3,274,899,866)		3,293,474,465

(continues	)	75

Schedules of investments

Optimum Fixed Income Fund

	Number of contracts	Value (US $)
Options Written – 0.00%
Put Swaption – 0.00%
10 yr IRS pay a fixed rate 0.78% and receive a floating rate based on 6-month GBP-ICE LIBOR expiration date 2/26/21, notional amount (4,032,600) (GS)	(5,170,000)	$(88,977)

Total Options Written (premium received $108,782)		$(88,977)

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2020, the aggregate value of Rule 144A securities was $411,713,220, which represents 16.54% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.
r	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2020. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
Y	No contractual maturity date.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e.LIBOR03M, LIBOR06M,etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after March 31, 2020, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
¥	Fully or partially pledged as collateral for futures and swap contracts.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BAML	GBP	3,630,000	USD	(4,680,518)	4/2/20	$—	$(171,582)
BAML	JPY	(65,700,000)	USD	609,179	4/2/20	—	(1,876)
BAML	JPY	65,700,000	USD	(610,481)	5/7/20	1,680	—
BAML	KRW	(128,438,975)	USD	108,309	6/17/20	2,643	—
BNP	EUR	1,589,000	USD	(1,745,855)	4/2/20	6,752	—
BNP	GBP	(455,000)	USD	582,110	4/2/20	16,941	—
BNP	INR	23,338,266	USD	(322,507)	6/17/20	—	(19,176)
CITI	BRL	49,078,525	USD	(11,186,498)	4/2/20	—	(1,742,535)
CITI	EUR	(45,104,000)	USD	49,447,876	4/2/20	—	(300,160)
CITI	JPY	65,700,000	USD	(598,800)	4/2/20	12,255	—
DB	BRL	(49,078,525)	USD	9,566,963	4/2/20	123,000	—
DB	BRL	49,078,525	USD	(9,554,838)	5/5/20	—	(132,305)
JPMCB	EUR	268,000	USD	(293,862)	4/1/20	1,724	—
JPMCB	EUR	43,515,000	USD	(47,669,457)	4/2/20	325,969	—
JPMCB	EUR	(509,000)	USD	561,391	5/4/20	—	(760)
JPMCB	EUR	(34,605,000)	USD	38,098,547	5/5/20	—	(121,515)
JPMCB	EUR	(216,000)	USD	245,402	6/19/20	7,664	—
JPMCB	GBP	(4,702,000)	USD	6,130,728	4/2/20	290,227	—

Total Foreign Currency Exchange Contracts						$788,855	$(2,489,909)

Futures Contracts

Currency to Buy (Sell)		Notional Amount	Notional Cost	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers

2	Bankers’ Acceptance	$353,265	$348,735	9/14/20	$4,530	$—	$ 128
122	Euro-BTP	19,027,253	19,863,080	6/8/20	—	(835,827)	(110,202)
(76)	Euro-Bund	(14,459,857)	(14,653,402)	6/8/20	193,545	—	91,156
(31)	Long 10 yr Gilt	(5,244,010)	(5,141,940)	6/26/20	—	(102,070)	19,189
327	US Treasury 5 yr Notes	40,992,515	39,649,521	6/30/20	1,342,994	—	(15,327)
(645)	US Treasury 5 yr Notes	(80,856,797)	(79,887,090)	6/30/20	—	(969,707)	30,231
(93)	US Treasury 10 yr Notes	(12,897,938)	(12,379,554)	6/19/20	—	(518,384)	13,078
(463)	US Treasury 10 yr Notes	(64,212,312)	(62,807,509)	6/19/20	—	(1,404,803)	65,112
337	US Treasury Long Bonds	60,344,063	55,852,930	6/19/20	4,491,133	—	(558,156)

Total Futures Contracts			$(59,155,229)		$6,032,202	$(3,830,791)	$(464,791)

(continues	)	77

Schedules of investments

Optimum Fixed Income Fund

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold Moody’s Ratings:
AT&T 2.45% 5/15/18 Baa2 6/20/24- Quarterly	1,800,000	1.000%	$(71,875)	$(4,145)	$—	$(67,730)	$250
Citigroup CDS 6.125% 6/30/20 WR 12/20/20-Quarterly	700,000	1.000%	1,150	2,641	—	(1,491)	325
Daimler CDS 0.625% 3/5/20 A2 12/20/20- Quarterly	EUR 800,000	1.000%	2,523	4,039	—	(1,516)	(72)
British Telecom 5.75% 12/7/28 Baa2 12/20/24-Quarterly	EUR 2,800,000	1.000%	(21,029)	7,864	—	(28,893)	2,619
CDX.NA.HY.32[5] 6/20/24- Quarterly	4,074,000	5.000%	(202,359)	150,734	—	(353,093)	(59,726)
CDX.NA.HY.33[5] 12/20/24-Quarterly	10,192,000	5.000%	(621,392)	636,284	—	(1,257,676)	(801,988)
CDX.NA.IG.33[6] 12/20/24-Quarterly	37,900,000	1.000%	(136,086)	775,622	—	(911,708)	(106,280)
CDX.NA.IG.34[6] 6/20/25- Quarterly	23,600,000	1.000%	(165,611)	(399,384)	233,773	—	(62,781)

			(1,214,679)	1,173,655	233,773	(2,622,107)	(1,027,653)

Over-The-Counter:
Protection Purchases Moody’s Ratings:
JPMCB Mexico 3.60% 12/31/21 WR 6/20/25-Quarterly	3,330,000	1.000%	214,304	248,730	—	(34,426)	—
Protection Sold
Moody’s Ratings:
BAML Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	100,000	1.000%	(30)	(798)	768	—	—
BAML Republic of Colombia 10.375% 1/28/33 Baa2 6/20/22-Quarterly	250,000	1.000%	(1,989)	(1,689)	—	(300)	—
BNP Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	200,000	1.000%	(61)	(1,615)	1,554	—	—

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Protection Sold Moody’s Ratings (continued):
CITI Republic of Brazil 4.25% 1/7/25 /Ba2 6/20/22-Quarterly	100,000	1.000%	$(1,573)	$(2,808)	$1,235	$—	$—
CITI Republic of Colombia 10.375% 1/28/33 /Baa2 12/20/24-Quarterly	200,000	1.000%	(9,797)	702	—	(10,499)	—

DB CMBX.NA.AAA[7] 10/17/57-Monthly	14,200,000	0.500%	(40,131)	(864,140)	824,009	—	—
DB Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21- Quarterly	200,000	1.000%	(61)	(1,595)	1,534	—	—
GSC Republic of Brazil 4.25% 1/7/25 /Ba2 6/20/22-Quarterly	500,000	1.000%	(7,864)	(14,416)	6,552	—	—
GSC Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	3,100,000	1.000%	(946)	(25,383)	24,437	—	—
JPMCB South Africa 5.50% 3/9/20 Baa3 12/20/23-Quarterly	700,000	1.000%	(66,439)	(25,161)	—	(41,278)	—
JPMCB Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	100,000	1.000%	(30)	(808)	778	—	—

			85,383	(688,981)	860,867	(86,503)	—

Total CDS Contracts			$(1,129,296)	$484,674	$1,094,640	$(2,708,610)	$(1,027,653)

IRS Contracts8

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)
Centrally Cleared:
2 yr IRS[9] 6/28/21- (Semiannually/ Quarterly)	30,100,000	1.45%/(1.374%)	$(337,426)	$—	$—	$(337,426)	$(7,210)
2 yr IRS[10] 3/3/22-(Semiannually/ Quarterly)	CAD 8,800,000	1.27%/(1.733%)	62,654	—	62,654	—	(16,663)
2 yr IRS[10] 3/3/22-(Semiannually/ Quarterly)	CAD 2,400,000	1.273%/(1.733%)	17,295	—	17,295	—	(4,457)

(continues	)	79

Schedules of investments

Optimum Fixed Income Fund

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]		Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)
Centrally Cleared (continued):
2 yr IRS[10] 6/17/22- (Semiannually/ Quarterly)	CAD	4,000,000	1.50%/(1.267%)	$47,465	$17,060	$30,405	$—	$(15,927)
3 yr IRS[9] 6/21/20- (Semiannually/ Quarterly)		32,700,000	1.25%/(1.195%)	(1,849)	49,341	—	(51,190)	(1)
3 yr IRS[9] 6/20/21- (Semiannually/ Quarterly)		17,800,000	1.75%/(1.115%)	(270,392)	188,276	—	(458,668)	(5,261)
5 yr IRS[10] 3/3/25-(Semiannually/ Quarterly)	CAD	2,900,000	(1.22%)/1.733%	25,861	—	25,861	—	(14,387)
5 yr IRS[10] 3/3/25-(Semiannually/ Quarterly)	CAD	2,600,000	(1.275%)/1.733%	28,310	—	28,310	—	(14,841)
5 yr IRS[10] 3/3/25-(Semiannually/ Quarterly)	CAD	1,600,000	(1.276%)/1.733%	17,375	—	17,375	—	(9,259)
5 yr IRS[10] 3/3/25-(Semiannually/ Quarterly)	CAD	800,000	(1.29%)/1.733%	9,090	—	9,090	—	(4,780)
5 yr IRS[10] 3/4/25-(Semiannually/ Quarterly)	CAD	20,500,000	(1.235%)/1.685%	193,134	9,485	183,649	—	(116,048)
5 yr IRS[11] 3/18/25- (Semiannually/ Semiannually)	GBP	31,600,000	0.75%/(0.632%)	(452,210)	30,943	—	(483,153)	18,687
5 yr IRS[11] 9/16/25- (Semiannually/ Semiannually)	GBP	15,800,000	0.50%/(0.711%)	(232,134)	(3,205)	—	(228,929)	201,122
7 yr IRS[9] 12/16/22- (Semiannually/ Quarterly)		41,600,000	2.25%/(2.41%)	(2,097,601)	432,354	—	(2,529,955)	(15,745)
30 yr IRS[9] 2/12/45- (Semiannually/ Quarterly)		600,000	2.00%/(1.713%)	(160,239)	(10,845)	—	(149,394)	14,420

Total IRS Contracts				$(3,150,667)	$713,409	$374,639	$(4,238,715)	$9,650

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains)

on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(250,333).

5Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade is in the CDS market.

6Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.

7Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US

Government.

8An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

9Rate resets based on LIBOR03M.

10Rate resets based on CAD0003M.

11Rate resets based on BP0006M.

Summary of abbreviations:

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

BAML – Bank of America Merrill Lynch

BNP – BNP Paribas

BP0006M – 6 Month Sterling LIBOR Interest Rate

BRL – Brazilian Real

BTP – Buoni del Tesoro Poliennali

CAD0003M – Canadian Dollar 3 Month LIBOR Interest

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America

    High Yield

CDX.NA.IG – Credit Default Swap Index North America

    Investment Grade

CITI – Citigroup

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgage-Backed Index North     America

COF 11 – Cost of Funds for the 11th District of San

    Francisco

DB – Deutsche Bank AG

DBJPM – Deutsche Bank JP Morgan

EUR – European Monetary Unit

EURIBOR – Euro Interbank Offered Rate

EUR003M – EURIBOR EUR 3 Month

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSC – Goldman Sachs Bank USA

H15T1Y – US Treasury Yield Curve Rate T Note

    Constant Maturity 1 Year

ICE – Intercontinental Exchange

INR – Indian Rupee

IRS – Interest Rate Swap

JPMBB – JPMorgan Barclays Bank

JPMCB – JPMorgan Chase Bank, National Association

JPMDB – JPMorgan Deutsche Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

LIBOR – London interbank offered rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MASTR – Mortgage Asset Securitization Transactions,

    Inc.

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

TBD – To be determined

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

(continues	)	81

Schedule of investments

Optimum International Fund

March 31, 2020

	Number of shares	Value (US $)

Common Stock – 97.96%Δ

Australia – 2.84%
Aristocrat Leisure	112,388	$1,456,284
BHP Group ADR *	62,141	2,279,953
BlueScope Steel	25,878	135,485
Cochlear	10,832	1,234,538
Fortescue Metals Group	521,580	3,196,360
Newcrest Mining	12,525	172,002
Perseus Mining †	257,802	146,510
Rio Tinto ADR *	76,664	3,492,812
Vita Group	36,979	17,446

		12,131,390

Austria – 1.54%
Erste Group Bank †	109,959	2,013,098
Raiffeisen Bank International	37,374	537,596
Schoeller-Bleckmann Oilfield Equipment *	41,714	1,351,963
voestalpine *	131,668	2,656,611
Zumtobel Group †	4,993	32,923

		6,592,191

Belgium – 0.78%
Barco	232	35,448
Galapagos †	8,641	1,696,898
Galapagos ADR †	445	87,184
UCB	17,493	1,496,740

		3,316,270

Brazil – 1.30%
Banco Bradesco ADR	524,469	2,129,344
BR Malls Participacoes	49,200	93,550
Direcional Engenharia	95,800	154,501
IRB Brasil Resseguros	206,200	384,931
Porto Seguro	12,600	107,423
Sul America	260,400	1,705,397
TOTVS	110,300	987,077

		5,562,223

Cambodia – 0.00%
NagaCorp	18,000	18,221

		18,221

Canada – 4.45%
Bank of Montreal	62,751	3,168,540
Colliers International Group	446	21,412
Constellation Software	2,100	1,908,578
DREAM Unlimited Class A	3,300	22,136
Magna International	86,959	2,775,051
Manulife Financial	247,800	3,111,366
Restaurant Brands International	90,970	3,641,529

	Number of shares	Value (US $)

Common StockΔ (continued)

Canada (continued)
Rogers Communications
Class B (US Shares)	55,094	$2,288,054
Stantec	16,780	429,247
Sun Life Financial	27,900	897,487
Toronto-Dominion Bank	17,700	752,498

		19,015,898

Chile – 0.69%
Enel Americas ADR	196,624	1,191,541
Sociedad Quimica y Minera de Chile ADR	78,375	1,767,356

		2,958,897

China/Hong Kong – 13.62%
Anhui Conch Cement Class H	1,034,500	7,106,623
ANTA Sports Products	407,000	2,953,478
Asia Cement China Holdings	393,862	394,674
Baidu ADR †	24,087	2,427,729
Build King Holdings	210,000	19,474
BYD Class H *	541,500	2,888,991
China BlueChemical Class H	330,000	50,670
China Construction Bank Class H	1,869,000	1,519,211
China Life Insurance Class H	2,951,000	5,698,526
China National Chemical Engineering Class A	2,238,084	1,864,557
China Overseas Grand Oceans Group	218,833	126,422
China SCE Group Holdings	807,000	356,154
China Telecom ADR	3,668	111,947
China United Network Communications Class A	58,900	42,900
Chinese Universe Publishing and Media Group Class A	393,700	663,338
CITIC	197,703	204,898
CNOOC	1,704,000	1,770,753
Country Garden Services Holdings	397,000	1,597,445
Dare Power Dekor Home Class A	87,607	133,986
Digital China Group Class A	113,700	395,679
FinVolution Group ADR	270	481
Gansu Qilianshan Cement Group Class A	357,400	647,059
Gemdale Properties & Investment	284,000	46,597
Greenland Holdings Class A	1,127,700	853,706
Hangzhou Binjiang Real Estate Group Class A	598,200	347,936

	Number of shares	Value (US $)

Common StockΔ (continued)

China/Hong Kong (continued)
Hi Sun Technology China †	303,000	$34,802
Hilong Holding	176,000	8,319
Hopson Development Holdings	94,000	83,569
Industrial & Commercial Bank of China Class H	7,123,000	4,859,161
Joincare Pharmaceutical Group Industry Class A	222,480	355,187
Kaisa Group Holdings	366,000	133,464
Leju Holdings ADR †	10,086	18,659
Lenovo Group	418,000	221,432
Li Ning	57,500	165,421
Logan Property Holdings	736,000	1,119,592
MLS Class A	103,000	163,143
Nanjing Iron & Steel Class A	2,253,900	990,688
NetEase ADR	9,782	3,139,631
Nine Dragons Paper Holdings	186,000	168,520
Ningbo Huaxiang Electronic Class A	380,500	878,272
Poly Property Group	92,504	31,053
Qudian ADR †	125,082	225,148
Risen Energy Class A	210,800	335,346
RiseSun Real Estate Development Class A	57,900	62,734
Sailun Group Class A	876,400	459,605
Sany Heavy Industry Class A	90,100	216,355
Shanghai Fosun Pharmaceutical Group Class H *	962,000	3,119,317
Shanghai Shimao Class A	212,478	121,589
Shanxi Taigang Stainless Steel Class A	1,493,400	676,756
Shimao Property Holdings	289,000	1,001,565
Sinopec Engineering Group Class H	34,001	14,153
Sinopharm Group Class H	1,048,800	2,323,820
Sinotruk Hong Kong	545,375	895,846
TravelSky Technology Class H	39,000	68,259
Vipshop Holdings ADR †	8,166	127,226
Weichai Power Class H	602,000	958,921
Wuhu Sanqi Interactive Entertainment Network Technology Group Class A	176,993	807,833
XCMG Construction Machinery Class A	1,835,900	1,285,315
Yuexiu Property	692,000	123,646

	Number of shares	Value (US $)

Common StockΔ (continued)

China/Hong Kong (continued)
Zhejiang Yankon Group Class A	518,950	$256,522
Zhengzhou Yutong Bus Class A	264,659	505,986

		58,180,089

Colombia – 0.50%
Bancolombia ADR	83,916	2,094,543
Grupo Argos	17,153	57,768

		2,152,311

Czech Republic – 0.25%
Komercni banka	57,004	1,074,711

		1,074,711

Denmark – 0.85%
H. Lundbeck	80,320	2,358,386
Novo Nordisk Class B	20,011	1,194,979
Spar Nord Bank	9,743	58,818

		3,612,183

Finland – 0.03%
Kojamo	696	13,144
Orion Class A	1,571	63,225
QT Group †	2,499	49,490

		125,859

France – 3.64%
BNP Paribas	16,831	491,385
Capgemini	35,418	2,959,612
CGG †	94,920	83,023
Credit Agricole	53,596	379,240
Ipsen	6,044	309,814
IPSOS	23,199	481,365
Peugeot	179,836	2,341,336
Safran	42,006	3,721,612
Societe Generale	120,368	1,971,887
Sodexo	40,777	2,738,389
Virbac †	331	58,150

		15,535,813

Germany – 4.38%
Allianz	16,441	2,799,862
Bayer	21,519	1,233,006
Continental	29,699	2,117,488
Elmos Semiconductor	386	7,953
Merck	43,234	4,364,997
MTU Aero Engines *	11,888	1,718,968
Muenchener Rueckversicherungs-Gesellschaft	15,768	3,170,479

(continues	)	83

Schedule of investments

Optimum International Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

Germany (continued)
Vonovia	66,296	$3,297,797

		18,710,550

Greece – 0.01%
Motor Oil Hellas Corinth
Refineries	3,926	47,919

		47,919

Hungary – 0.35%
MOL Hungarian Oil & Gas	57,125	335,200
OTP Bank	41,118	1,179,442

		1,514,642

India – 1.61%
Ganesha Ecosphere	3,262	7,077
HDFC Bank ADR	90,098	3,465,169
ICICI Bank ADR	391,966	3,331,711
ION Exchange India	6,828	53,927

		6,857,884

Ireland – 2.16%
ICON †	67,897	9,233,992

		9,233,992

Israel – 3.94%
Bank Hapoalim	771,377	4,621,993
Bank Leumi Le-Israel	912,454	5,031,238
Check Point Software Technologies †	58,693	5,900,994
Isracard	7	19
Nice ADR †	8,788	1,261,605

		16,815,849

Italy – 1.44%
Assicurazioni Generali	182,640	2,473,822
Banca Mediolanum	15,694	78,770
Esprinet	79,089	279,838
Prysmian *	207,674	3,297,217

		6,129,647

Japan – 12.58%
A&A Material	1,800	19,312
Advantest	2,900	115,507
Astellas Pharma	236,300	3,640,759
Dai-ichi Life Holdings	36,700	435,817
Denso	119,000	3,802,582
Fujitsu	41,000	3,692,817
Hitachi	111,400	3,200,122
Japan Post Holdings	56,200	439,631
KDDI	25,200	744,373

	Number of shares	Value (US $)

Common StockΔ (continued)

Japan (continued)
Mitsubishi UFJ Financial Group	733,900	$2,745,927
Mixi	73,700	1,071,779
Mizuho Financial Group	328,800	377,225
MS&AD Insurance Group Holdings	25,600	714,269
Nihon Unisys	2,900	77,352
Nintendo	1,200	466,384
Nippon Telegraph & Telephone	193,400	4,625,474
NTT DOCOMO	132,600	4,146,814
Olympus	48,600	700,584
Optorun	6,600	155,394
Otsuka	20,400	869,663
Secom	52,600	4,350,454
Sony	65,200	3,862,029
Sumitomo Dainippon Pharma	30,300	393,336
Sumitomo Mitsui Financial Group	102,700	2,494,932
Suzuken	78,700	2,859,323
T-Gaia	36,100	682,578
Tokio Marine Holdings	21,200	969,997
Tokyo Electric Power Co. Holdings †	665,100	2,313,710
Tokyo Electron	7,600	1,416,439
Toray Industries	548,500	2,374,199

		53,758,782

Luxembourg – 0.97%
Eurofins Scientific *	8,533	4,164,107

		4,164,107

Malaysia – 0.04%
AMMB Holdings	218,200	151,329
Lii Hen Industries	26,800	11,939

		163,268

Mexico – 0.56%
Alpek	416,641	149,813
Credito Real	75,575	53,235
Gentera	98,883	38,224
Grupo Financiero Banorte Class O	699,200	1,915,818
Grupo Financiero Inbursa Class O	170,518	122,196
Orbia Advance	82,643	91,135

		2,370,421

Netherlands – 5.70%
ASM International	6,532	664,578

	Number of shares	Value (US $)

Common StockΔ (continued)

Netherlands (continued)
ASML Holding	16,508	$4,351,754
EXOR	37,468	1,931,070
Heineken	53,907	4,574,760
Hunter Douglas	146	6,579
Koninklijke Ahold Delhaize	195,257	4,548,818
Koninklijke KPN	413,858	989,705
Koninklijke Philips	111,474	4,576,830
NN Group	20,472	556,342
NXP Semiconductors	205	17,001
Royal Dutch Shell Class A	124,105	2,152,099

		24,369,536

New Zealand – 0.28%
a2 Milk †	57,647	590,693
Fisher & Paykel Healthcare	32,831	596,817

		1,187,510

Norway – 2.12%
DNB	337,284	3,757,659
Equinor ADR	246,612	3,003,734
Norsk Hydro	1,055,127	2,275,025

		9,036,418

Philippines – 0.01%
First Philippine Holdings	18,950	17,888
Ginebra San Miguel	36,090	22,737

		40,625

Poland – 0.10%
Asseco Poland	20,652	288,503
Jastrzebska Spolka Weglowa	1,900	5,591
LiveChat Software	8,172	82,764
TEN Square Games	741	49,706

		426,564

Portugal – 0.01%
NOS SGPS	8,504	28,400

		28,400

Republic of Korea – 5.02%
AK Holdings	623	9,067
BNK Financial Group	30,687	111,363
Daehan Steel	4,588	18,562
Daelim Industrial	9,638	577,905
DB HiTek	34,374	600,475
DMS	6,768	17,903
Hana Financial Group	3,806	71,605
Handsome	3,352	53,260
Hanwha Aerospace †	2,216	37,066
JB Financial Group	37,570	137,449
Kia Motors	69,333	1,459,385

	Number of shares	Value (US $)

Common StockΔ (continued)

Republic of Korea (continued)
KT ADR	213,894	$1,664,095
LG Electronics	48,487	1,906,409
LG Uplus	43,138	378,981
LMS	15,005	115,292
Mcnex	20,005	423,292
NHN KCP	51,756	1,289,232
Partron	11,785	72,734
Samsung Electronics	206,801	8,040,737
Samsung Securities	25,793	617,941
SK Hynix	55,894	3,778,661
Top Engineering	7,295	51,036
Zeus	2,096	13,641

		21,446,091

Russia – 0.02%
Globaltrans Investment GDR	3,093	16,234
Tatneft ADR	2,023	84,409

		100,643

Singapore – 1.22%
DBS Group Holdings	270,600	3,530,830
Jardine Cycle & Carriage	50,714	697,278
United Industrial	640,600	962,476

		5,190,584

South Africa – 0.07%
AECI	18,805	77,872
Anglo American Platinum	2,060	86,051
Momentum Metropolitan Holdings	88,888	77,480
Reunert	13,508	32,967
Telkom	21,065	23,977

		298,347

Spain – 1.92%
Amadeus IT Group	111,324	5,239,895
Atlantica Yield	128,335	2,861,871
Cia de Distribucion Integral Logista Holdings	6,671	107,087

		8,208,853

Sweden – 0.52%
Betsson †	47,340	185,991
Swedish Match	35,715	2,022,171

		2,208,162

Switzerland – 6.72%
Credit Suisse Group ADR †	293,231	2,372,239
Novartis	79,411	6,551,315
Novartis ADR	68,253	5,627,460

(continues	)	85

Schedule of investments

Optimum International Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

Switzerland (continued)
Roche Holding	42,709	$13,741,601
Zehnder Group	11,237	424,972

		28,717,587

Taiwan – 5.15%
ASE Technology Holding	1,581,671	3,063,725
Asustek Computer	17,000	115,106
Chenbro Micom	32,000	78,244
Chia Chang	155,000	149,164
China Life Insurance †	242,000	133,850
Compal Electronics	43,000	24,544
Elan Microelectronics	47,500	131,195
Eson Precision Ind	10,000	8,557
Hon Hai Precision Industry	2,173,200	5,003,288
Lite-On Technology	398,000	541,438
Lumax International	22,000	39,890
Novatek Microelectronics	90,000	507,438
Pegatron	160,000	305,322
Powertech Technology	180,000	509,761
Radiant Opto-Electronics	518,000	1,340,440
Realtek Semiconductor	64,000	459,449
Simplo Technology	27,000	235,003
Sitronix Technology	79,000	305,756
Synnex Technology International	784,000	958,207
Taiwan PCB Techvest	140,000	132,669
Taiwan Semiconductor Manufacturing	648,000	5,833,501
Topco Scientific	43,000	127,576
Tripod Technology	260,000	808,793
Unizyx Holding †	127,000	51,523
Wistron	1,381,000	1,116,443
Yuanta Financial Holding	70,000	35,739

		22,016,621

Thailand – 0.52%
Delta Electronics Thailand NVDR	27,800	28,855
Krung Thai Bank NVDR	2,496,700	860,902
PTT Exploration & Production NVDR	535,600	1,090,099
Thanachart Capital NVDR	221,668	222,959

		2,202,815

Turkey – 0.50%
Dogan Sirketler Grubu Holding	1,241,079	287,128
Dogus Otomotiv Servis ve Ticaret	68,061	70,909
Haci Omer Sabanci Holding	178,561	201,316

	Number of shares	Value (US $)

Common StockΔ (continued)

Turkey (continued)
Is Gayrimenkul Yatirim Ortakligi †	47,456	$9,113
Turkiye Garanti Bankasi †	837,821	1,027,535
Turkiye Halk Bankasi †	400,884	304,304
Ulker Biskuvi Sanayi †	10,437	31,012
Vestel Elektronik Sanayi ve Ticaret †	137,627	218,995

		2,150,312

Ukraine – 0.26%
Ferrexpo	781,368	1,121,105

		1,121,105

United Arab Emirates – 0.07%
Dubai Islamic Bank	130,845	127,789
Emaar Properties	273,104	162,200

		289,989

United Kingdom – 6.77%
3i Group	7,632	73,951
Aviva	37,717	124,004
BAE Systems	590,842	3,796,172
Barclays	1,980,891	2,251,148
Bloomsbury Publishing	7,733	20,852
BT Group	179,000	260,367
Diageo	193,182	6,125,709
Dialog Semiconductor †	21,808	566,856
GVC Holdings	446,600	3,093,477
Hollywood Bowl Group	3,813	6,931
HSBC Holdings	493,650	2,771,238
Indivior †	377,052	213,327
Legal & General Group	497,760	1,176,058
London Stock Exchange Group	28,516	2,550,922
M&G †	567,850	789,885
Mission Group	18,617	13,169
Pan African Resources	50,490	5,937
RELX	199,041	4,255,446
Softcat	19,175	244,168
St James’s Place	23,253	217,135
Standard Chartered	65,469	361,965

		28,918,717

United States – 2.45%
Atlassian Class A †	22,647	3,108,527
Carnival *	99,900	1,315,683
Core Laboratories	74,691	772,305
CyberArk Software (Israel) †	5,152	440,805
Everest Re Group	23,158	4,456,062

	Number of shares	Value (US $)

Common StockΔ (continued)

United States (continued)
Jasper Infotech =p†	1,420	$269,871
Jasper Infotech Series G =p†	470	89,323

		10,452,576

Total Common Stock (cost $498,258,833)		418,454,572

Short-Term Investments – 1.39%

Money Market Mutual Funds – 1.39%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)	1,188,821	1,188,821
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)	1,188,821	1,188,821
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.34%)	1,188,820	1,188,820
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)	1,188,820	1,188,820
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	1,188,820	1,188,820

Total Short-Term Investments (cost $5,944,102)		5,944,102

Total Value of Securities Before Securities Lending Collateral – 99.35% (cost $504,202,935)		424,398,674

	Principal amount°

Securities Lending Collateral ** – 3.88%

Certificates of Deposit – 0.52%≠
Bank of Nova Scotia (Toronto) 0.08% 4/1/20	746,000	746,000
National Australia Bank (London) 0.05% 4/1/20	746,000	746,000

	Principal amount°	Value (US $)

Securities Lending Collateral** (continued)

Certificates of Deposit≠ (continued)
National Bank of Canada (Montreal) 0.08% 4/1/20	746,000	$746,000

		2,238,000

Repurchase Agreements – 3.36%
Bank of Montreal 0.01%, dated 3/31/20, to be repurchased on 4/1/20, repurchase price $3,860,517 (collateralized by US government obligations 0.00%–7.875% 4/9/20-9/9/49; market value $3,937,728)	3,860,516	3,860,516
Bank of Nova Scotia 0.01%, dated 3/31/20, to be repurchased on 4/1/20, repurchase price $2,766,967 (collateralized by US government obligations 0.00%–2.875% 4/30/20-3/31/25; market value $2,822,310)	2,766,966	2,766,966
BofA Securities 0.01%, dated 3/31/20, to be repurchased on 4/1/20, repurchase price $3,860,517 (collateralized by US government obligations 2.75% 11/15/23; market value $3,937,739)	3,860,516	3,860,516
JP Morgan Securities 0.01%, dated 3/31/20, to be repurchased on 4/1/20, repurchase price $3,860,517 (collateralized by US government obligations 0.00%-2.75% 4/21/20–9/9/49; market value $3,937,726)	3,860,516	3,860,516

		14,348,514

Total Securities Lending Collateral (cost $16,586,514)		16,586,514

Total Value of Securities – 103.23% (cost $520,789,449)		$440,985,188∎

(continues	)	87

Schedule of investments

Optimum International Fund

*	Fully or partially on loan.
**	See Note 9 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
∎	Includes $15,723,806 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $3,242,174.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 39 in “Security type / country and sector allocations.”
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2020, the aggregate value of restricted securities was $359,194, which represented 0.08% of the Fund’s net assets. See the table below for additional details on restricted securities.

†	Non-income producing security.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Jasper Infotech	5/7/14	$999,482	$269,871
Jasper Infotech Series G	10/29/14	396,443	89,323

Total		$1,395,925	$359,194

The following foreign currency exchange contracts were outstanding at March 31, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BBH	CAD	44,188	USD	(31,475)	4/2/20	$—	$(75)
BBH	HKD	459,551	USD	(59,271)	4/1/20	3	—
BNYM	AUD	(4,999)	USD	3,074	4/1/20	—	(1)
BNYM	DKK	(240,397)	USD	35,521	4/1/20	6	—
BNYM	EUR	(4,445)	USD	4,905	4/1/20	2	—
BNYM	JPY	(1,900,331)	USD	17,674	4/1/20	1	—

Total Foreign Currency Exchange Contracts						$12	$(76)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AUD – Australian Dollar

BBH – Brown Brothers Harriman & Co.

BNYM – Bank of New York Mellon

CAD – Canadian Dollar

DKK – Danish Krone

EUR – European Monetary Unit

GDR – Global Depositary Receipt

GS – Goldman Sachs

HKD – Hong Kong Dollar

JPY – Japanese Yen

NVDR – Non-Voting Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund

March 31, 2020

	Number of shares	Value (US $)

Common Stock – 97.39%²

Communication Services – 15.09%
Alphabet Class A †	29,041	$33,744,190
Alphabet Class C †	37,941	44,118,174
Comcast Class A	415,660	14,290,391
Facebook Class A †	439,375	73,287,751
IAC/InterActiveCorp †	22,161	3,971,916
Match Group †	39,962	2,639,090
Netflix †	52,929	19,874,839
Snap Class A †	464,633	5,524,486
Spotify Technology †	35,400	4,298,976
Tencent Holdings (China) (Hong Kong Exchange)	137,700	6,806,182
Walt Disney	150,700	14,557,620

		223,113,615

Consumer Discretionary – 17.07%
Advance Auto Parts	82,750	7,722,230
Alibaba Group Holding ADR †	186,265	36,224,817
Amazon.com †	65,303	127,322,567
Aptiv	155,984	7,680,652
Booking Holdings †	9,721	13,077,856
Carvana †	29,778	1,640,470
Chipotle Mexican Grill †	6,437	4,212,373
Dollar Tree †	56,190	4,128,279
Dollarama	111,998	3,106,944
Ferrari (Italy)	46,644	7,116,475
Home Depot	78,440	14,645,532
Las Vegas Sands	109,610	4,655,137
Lululemon Athletica (Canada) †	31,900	6,046,645
Marriott International Class A	41,170	3,079,928
Ross Stores	53,563	4,658,374
Ulta Beauty †	12,317	2,164,097
Wynn Resorts	80,158	4,824,710

		252,307,086

Consumer Staples – 1.89%
Anheuser-Busch InBev ADR	155,840	6,875,661
Costco Wholesale	48,098	13,714,183
Monster Beverage †	131,830	7,416,756

		28,006,600

Energy – 0.51%
Concho Resources	29,800	1,276,930
Pioneer Natural Resources	90,042	6,316,446

		7,593,376

Financials – 2.49%
American Express	133,040	11,389,554
Charles Schwab	232,720	7,824,046

	Number of shares	Value (US $)

Common Stock² (continued)

Financials (continued)
Chubb (Switzerland)	39,198	$4,378,025
Goldman Sachs Group	20,400	3,153,636
MSCI Class A	6,137	1,773,348
S&P Global	20,330	4,981,867
TD Ameritrade Holding	80,036	2,774,048
XP Class A †	27,055	521,891

		36,796,415

Healthcare – 13.45%
AbbVie	51,500	3,923,785
Alcon †	77,195	3,954,756
Alcon (New York Stock Exchange) †	60,980	3,099,004
Alexion Pharmaceuticals †	108,070	9,703,605
Amgen	57,110	11,577,910
Anthem	33,568	7,621,279
Becton Dickinson and Co.	24,863	5,712,771
Biogen †	15,800	4,998,804
BioMarin Pharmaceutical †	103,340	8,732,230
Centene †	164,086	9,748,349
Cigna	50,856	9,010,666
HCA Healthcare	58,527	5,258,651
Humana	7,400	2,323,748
Incyte †	26,622	1,949,529
Intuitive Surgical †	22,803	11,292,274
Stryker	64,032	10,660,688
Thermo Fisher Scientific	67,960	19,273,456
UnitedHealth Group	156,164	38,944,178
Vertex Pharmaceuticals †	46,785	11,132,491
Zoetis	168,680	19,851,949

		198,770,123

Industrials – 9.04%
Boeing	45,416	6,773,342
CH Robinson Worldwide	75,237	4,980,689
Cintas	19,200	3,325,824
Equifax	36,920	4,410,094
Fortive	94,459	5,213,192
General Electric	623,500	4,950,590
Honeywell International	98,010	13,112,758
IHS Markit (United Kingdom)	205,516	12,330,960
JB Hunt Transport Services	37,411	3,450,416
Roper Technologies	26,366	8,221,182
Teledyne Technologies †	12,703	3,776,221
TransUnion	116,153	7,687,006
Uber Technologies †	347,505	9,702,340
Union Pacific	24,000	3,384,960
United Parcel Service Class B	159,380	14,889,280

(continues	)	89

Schedules of investments

Optimum Large Cap Growth Fund

	Number of shares	Value (US $)

Common Stock² (continued)

Industrials (continued)
United Technologies	127,790	$12,054,431
Westinghouse Air Brake
Technologies	79,086	3,806,409
WW Grainger	46,290	11,503,065

		133,572,759

Information Technology – 35.43%
Adobe †	81,550	25,952,472
Advanced Micro Devices †	110,900	5,043,732
Akamai Technologies †	187,450	17,149,801
Apple	260,461	66,232,628
ASML Holding (Netherlands)	31,803	8,320,937
Datadog Class A †	59,300	2,133,614
Fidelity National Information Services	231,963	28,215,979
Fiserv †	114,880	10,912,451
Global Payments	66,290	9,561,007
Hexagon Class B	28,492	1,204,789
Intuit	52,295	12,027,850
Marvell Technology Group	259,069	5,862,731
Mastercard Class A	104,580	25,262,345
Microsoft	616,895	97,290,510
Nutanix Class A †	252,390	3,987,762
NVIDIA	81,860	21,578,296
Palo Alto Networks †	51,290	8,409,508
Paycom Software †	19,728	3,985,253
PayPal Holdings †	92,363	8,842,834
QUALCOMM	205,590	13,908,163
salesforce.com †	179,523	25,847,722
ServiceNow †	27,014	7,741,672
Slack Technologies Class A †	112,793	3,027,364
Splunk †	154,900	19,553,027
Temenos †	30,236	3,941,251
Texas Instruments	89,710	8,964,720
Visa Class A	370,288	59,660,803
VMware Class A †	128,113	15,514,484
Workday Class A †	28,420	3,700,852

		523,834,557

Materials – 1.05%
Ecolab	71,630	11,162,103
Linde	25,300	4,376,900

		15,539,003

Real Estate – 1.07%
Equinix	25,200	15,739,164

		15,739,164

	Number of shares	Value (US $)

Common Stock² (continued)

Utilities – 0.30%
Sempra Energy	39,739	$4,490,110

		4,490,110

Total Common Stock (cost $1,189,503,435)		1,439,762,808

Convertible Preferred Stock – 0.32%

Airbnb Private Placement
Series D =p†	23,130	1,760,655
Series E =p†	13,611	1,036,069
Magic Leap =p†	43,435	703,291
WeWork Companies Series E =p†	20,913	75,287
Xiaoju Kuaizhi (China) =p†	32,416	1,160,665

Total Convertible Preferred Stock (cost $4,786,107)		4,735,967

Short-Term Investments – 2.48%

Money Market Mutual Funds – 2.48%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)	7,342,080	7,342,080
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)	7,342,081	7,342,080
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.34%)	7,342,081	7,342,080
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)	7,342,081	7,342,081
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	7,342,081	7,342,081

Total Short-Term Investments (cost $36,710,402)		36,710,402

Total Value of Securities – 100.19% (cost $1,230,999,944)	$1,481,209,177

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2020, the aggregate value of restricted securities was $4,735,967 which represented 0.32% of the Fund’s net assets.

†	Non-income producing security.

Restricted securities

Investment	Date of Acquisition	Cost	Value
Airbnb Private Placement Series D	4/16/14	$941,693	$1,760,655
Airbnb Private Placement Series E	7/14/15	1,267,108	1,036,069
Magic Leap	1/20/16	1,000,438	703,291
WeWork Companies Series E	6/23/15	687,820	75,287
Xiaoju Kuaizhi (China)	10/19/15	889,048	1,160,665

Total		$4,786,107	$4,735,967

The following foreign currency exchange contracts were outstanding at March 31, 2020:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
CITI	SEK	(1,557,594)	USD	154,473	4/1/20	$(2,982)
SSB	CAD	(158,945)	USD	112,372	4/1/20	(572)

						$(3,554)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CAD – Canadian Dollar

CITI – Citigroup

GS – Goldman Sachs

SEK – Swedish Krona

SSB – State Street Bank

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues	)	91

Schedules of investments

Optimum Large Cap Value Fund

March 31, 2020

	Number of shares	Value (US $)

Common Stock – 98.51%

Communication Services – 7.56%
Alphabet Class A †	6,749	$7,842,001
AT&T	572,762	16,696,012
Comcast Class A	951,430	32,710,163
Discovery Class A †	381,685	7,419,956
Verizon Communications	463,392	24,898,052
Walt Disney	77,991	7,533,931

		97,100,115

Consumer Discretionary – 1.54%
Aptiv	80,238	3,950,919
Best Buy	85,323	4,863,411
Marriott International Class A	34,540	2,583,937
Target	90,391	8,403,651

		19,801,918

Consumer Staples – 8.72%
Archer-Daniels-Midland	102,140	3,593,285
Colgate-Palmolive	23,090	1,532,252
Danone (France)	45,200	2,892,721
Diageo (United Kingdom)	320,726	10,170,069
JM Smucker	27,030	3,000,330
Kimberly-Clark	109,133	13,954,837
Mondelez International
Class A	202,919	10,162,184
Nestle (Switzerland)	132,988	13,613,688
PepsiCo	135,667	16,293,607
Philip Morris International	108,614	7,924,477
Procter & Gamble	201,030	22,113,300
Reckitt Benckiser Group (United Kingdom)	44,917	3,421,579
Tyson Foods Class A	58,268	3,371,969

		112,044,298

Energy – 3.53%
Chevron	216,737	15,704,763
ConocoPhillips	316,300	9,742,040
Diamondback Energy	122,170	3,200,854
EOG Resources	186,546	6,700,732
Marathon Petroleum	1,000	23,620
Phillips 66	85,898	4,608,428
Pioneer Natural Resources	22,117	1,551,508
Suncor Energy (Canada)	240,092	3,831,782

		45,363,727

Financials – 23.40%
Allstate	88,536	8,121,407
American Express	122,864	10,518,387
Aon (United Kingdom)	96,854	15,984,784
Bank of America	889,350	18,880,901
Berkshire Hathaway Class B †	45,016	8,230,275

	Number of shares	Value (US $)

Common Stock (continued)

Financials (continued)
BlackRock	16,476	$7,248,946
Charles Schwab	180,145	6,056,475
Chubb (Switzerland)	121,177	13,534,259
Citigroup	295,250	12,435,930
E*TRADE Financial	158,732	5,447,682
Goldman Sachs Group	62,481	9,658,938
Hartford Financial Services
Group	207,370	7,307,719
Intercontinental Exchange	111,628	9,013,961
JPMorgan Chase & Co.	577,198	51,965,137
Marsh & McLennan	141,487	12,232,966
Moody’s	22,732	4,807,818
Nasdaq	94,214	8,945,619
PNC Financial Services Group	78,942	7,556,328
Prudential Financial	151,256	7,886,488
State Street	236,348	12,590,258
T Rowe Price Group	34,512	3,370,097
Travelers	167,858	16,676,692
Truist Financial	479,702	14,794,010
US Bancorp	315,787	10,878,862
Wells Fargo & Co.	221,035	6,343,705
Willis Towers Watson	59,290	10,070,407

		300,558,051

Healthcare – 17.77%
Abbott Laboratories	128,388	10,131,097
Biogen †	13,485	4,266,384
Boston Scientific †	140,297	4,577,891
Cigna	135,694	24,042,263
Danaher	83,974	11,622,841
Eli Lilly & Co.	63,496	8,808,165
Gilead Sciences	113,922	8,516,809
Hill-Rom Holdings	85,401	8,591,341
Johnson & Johnson	328,473	43,072,664
McKesson	41,300	5,586,238
Medtronic (Ireland)	404,936	36,517,128
Merck & Co.	245,970	18,924,932
Pfizer	398,552	13,008,737
Roche Holding (Switzerland)	12,089	3,889,539
Thermo Fisher Scientific	72,465	20,551,074
UnitedHealth Group	24,553	6,123,027

		228,230,130

Industrials – 13.60%
Canadian National Railway (Canada)	51,826	4,023,252
Caterpillar	66,486	7,715,035
Delta Air Lines	199,440	5,690,023

	Number of shares	Value (US $)

Common Stock (continued)

Industrials (continued)
Eaton	109,112	$8,476,911
Equifax	51,632	6,167,442
Honeywell International	188,712	25,247,778
Illinois Tool Works	81,843	11,631,527
Johnson Controls International	219,561	5,919,365
Kansas City Southern	31,703	4,031,988
Lockheed Martin	45,617	15,461,882
Masco	124,901	4,317,828
Northrop Grumman	89,293	27,015,597
Owens Corning	100,418	3,897,223
Quanta Services	277,170	8,794,604
Stanley Black & Decker	59,414	5,941,400
Textron	114,094	3,042,887
Trane Technologies	131,079	10,825,815
Union Pacific	61,708	8,703,296
United Technologies	83,333	7,860,802

		174,764,655

Information Technology – 8.60%
Accenture Class A (Ireland)	99,429	16,232,779
Analog Devices	46,295	4,150,347
Apple	20,027	5,092,666
Broadcom	20,583	4,880,229
Cisco Systems	213,524	8,393,628
Cognizant Technology Solutions Class A	53,136	2,469,230
Fidelity National Information Services	81,706	9,938,718
Fiserv †	111,893	10,628,716
Intel	127,769	6,914,858
Micron Technology †	122,165	5,138,260
Microsoft	50,473	7,960,097
NXP Semiconductors	57,635	4,779,671
ON Semiconductor †	350,085	4,355,057
Oracle	118,683	5,735,949
Texas Instruments	138,630	13,853,296

		110,523,501

Materials – 4.10%
Air Products & Chemicals	44,748	8,932,148
CF Industries Holdings	106,644	2,900,717
Corteva	33,966	798,201
DuPont de Nemours	104,851	3,575,419
Huntsman	325,698	4,699,822
Martin Marietta Materials	50,159	9,491,588
PPG Industries	127,306	10,642,782

	Number of shares	Value (US $)

Common Stock (continued)

Materials (continued)
Sherwin-Williams	16,249	$7,466,740
Westrock	146,156	4,130,369

		52,637,786

Real Estate – 2.50%
AvalonBay Communities	27,582	4,059,243
Boston Properties	84,590	7,801,736
Equity LifeStyle Properties	61,173	3,516,224
Highwoods Properties	99,248	3,515,364
Prologis	131,670	10,582,318
Public Storage	13,446	2,670,510

		32,145,395

Utilities – 7.19%
American Electric Power	187,453	14,992,491
DTE Energy	106,108	10,077,077
Duke Energy	340,581	27,546,191
FirstEnergy	242,912	9,733,484
Southern	264,079	14,297,237
Xcel Energy	260,290	15,695,487

		92,341,967

Total Common Stock (cost $1,256,604,775)		1,265,511,543

Short-Term Investments – 1.32%

Money Market Mutual Funds – 1.32%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)	3,383,183	3,383,183
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)	3,383,184	3,383,184
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.34%)	3,383,184	3,383,184
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)	3,383,184	3,383,184

(continues	)	93

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	3,383,184	$3,383,184

Total Short-Term Investments (cost $16,915,919)		16,915,919

Total Value of Securities – 99.83% (cost $1,273,520,694)		$1,282,427,462

†	Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements

Optimum Small-Mid Cap Growth Fund

March 31, 2020

	Number of	Value
	shares	(US $)

Common Stock – 97.37%²

Communication Services – 1.33%
Lions Gate Entertainment
Class B †	98,769	$551,131
Sea ADR †	67,243	2,979,537
Zynga Class A †	295,265	2,022,565

		5,553,233

Consumer Cyclical – 0.61%
DR Horton	75,049	2,551,666

		2,551,666

Consumer Discretionary – 10.43%
Boot Barn Holdings †	48,901	632,290
Burlington Stores †	47,203	7,479,787
Callaway Golf	94,704	967,875
CarMax †	39,098	2,104,645
Chegg †	33,968	1,215,375
Chewy Class A †	127,361	4,774,764
Children’s Place	20,584	402,623
Crocs †	184,872	3,140,975
Draftkings Class A =p†	184,056	550,328
Extended Stay America	144,644	1,057,348
Floor & Decor Holdings Class A †	122,577	3,933,496
Fox Factory Holding †	18,593	780,906
Houghton Mifflin Harcourt †	171,997	323,354
International Game Technology	174,496	1,038,251
Media General CVR =†	49,291	0
Monro	19,957	874,316
National Vision Holdings †	74,898	1,454,519
Papa John’s International	70,873	3,782,492
Skyline Champion †	95,042	1,490,259
Strategic Education	16,143	2,256,146
TopBuild †	41,931	3,003,937
YETI Holdings †	123,357	2,407,929

		43,671,615

Consumer Staples – 1.46%
Boston Beer Class A †	5,205	1,913,150
Freshpet †	34,057	2,175,221
Performance Food Group †	82,493	2,039,227

		6,127,598

Energy – 0.24%
GasLog (Monaco)	107,050	387,521
Parsley Energy Class A	106,935	612,738

		1,000,259

Financials – 7.20%
Argo Group International
Holdings (Bermuda)	36,081	1,337,162

	Number of	Value
	shares	(US $)

Common Stock² (continued)

Financials (continued)
BRP Group Class A †	57,543	$607,079
Essent Group	72,183	1,901,300
Evercore Class A	44,271	2,039,122
FirstCash	24,377	1,748,806
Focus Financial Partners Class A †	65,410	1,505,084
Goosehead Insurance Class A †	41,752	1,863,392
Hamilton Lane Class A	60,300	3,335,193
Palomar Holdings †	47,090	2,738,754
Pinnacle Financial Partners	20,816	781,433
Stifel Financial	56,649	2,338,471
SVB Financial Group †	40,338	6,094,265
Triumph Bancorp †	48,615	1,263,990
Virtu Financial Class A	70,447	1,466,706
Virtus Investment Partners	14,727	1,120,872

		30,141,629

Healthcare – 27.77%
ACADIA Pharmaceuticals †	89,575	3,784,544
Adaptive Biotechnologies †	42,250	1,173,705
Allscripts Healthcare Solutions †	150,777	1,061,470
Alnylam Pharmaceuticals †	11,342	1,234,577
Amedisys †	19,541	3,586,555
Amicus Therapeutics †	138,770	1,282,235
AMN Healthcare Services †	32,967	1,905,822
Arrowhead Pharmaceuticals †	34,056	979,791
AtriCure †	40,788	1,370,069
Avantor †	113,445	1,416,928
Axogen †	69,338	721,115
Axonics Modulation Technologies †	62,131	1,578,749
Bluebird Bio †	14,486	665,776
Blueprint Medicines †	21,815	1,275,741
Cardiovascular Systems †	37,686	1,326,924
Cerus †	190,382	885,276
CONMED	33,446	1,915,452
CRISPR Therapeutics †	34,890	1,479,685
CryoPort †	78,825	1,345,543
DexCom †	43,084	11,601,229
Emergent BioSolutions †	26,662	1,542,663
Evolent Health Class A †	133,468	724,731
Exact Sciences †	38,305	2,221,690
Flexion Therapeutics †	64,726	509,394
Galapagos ADR †	4,414	864,791
Glaukos †	38,737	1,195,424
Global Blood Therapeutics †	22,125	1,130,366
Haemonetics †	21,680	2,160,629

(continues	)	95

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of	Value
	shares	(US $)

Common Stock² (continued)

Healthcare (continued)
HealthEquity †	24,797	$1,254,480
Horizon Therapeutics †	156,093	4,623,475
ICON (Ireland) †	22,044	2,997,984
Immunomedics †	82,691	1,114,675
Inspire Medical Systems †	104,183	6,280,151
Insulet †	30,408	5,037,997
Intercept Pharmaceuticals †	9,561	601,960
Ionis Pharmaceuticals †	24,495	1,158,124
Iovance Biotherapeutics †	41,923	1,254,965
Ironwood Pharmaceuticals †	139,477	1,407,323
LHC Group †	20,114	2,819,983
Mirati Therapeutics †	12,300	945,501
Momenta Pharmaceuticals †	51,311	1,395,659
NanoString Technologies †	64,310	1,546,655
Natera †	143,531	4,285,836
Novocure †	16,489	1,110,369
Omnicell †	32,659	2,141,777
Pacira BioSciences †	36,906	1,237,458
Penumbra †	24,148	3,895,797
PetIQ †	73,328	1,703,409
Phreesia †	53,684	1,128,974
Reata Pharmaceuticals Class A †	10,961	1,582,111
Silk Road Medical †	59,523	1,873,784
Syneos Health †	58,444	2,303,862
Tabula Rasa HealthCare †	29,350	1,534,711
Tactile Systems Technology †	27,348	1,098,296
Tandem Diabetes Care †	102,370	6,587,509
Teladoc Health †	10,987	1,703,095
Zymeworks †	20,147	714,614

		116,281,408

Industrials – 15.07%
AAR	32,128	570,593
AO Smith	19,480	736,539
ASGN †	57,133	2,017,938
Atkore International Group †	62,377	1,314,283
Chart Industries †	27,868	807,615
CIRCOR International †	32,541	378,452
CoStar Group †	3,057	1,795,101
Dycom Industries †	24,535	629,323
FTI Consulting †	28,497	3,413,086
Generac Holdings †	17,293	1,611,189
Hub Group Class A †	36,102	1,641,558
Huron Consulting Group †	22,418	1,016,880
IAA †	41,971	1,257,451
ICF International	33,828	2,323,984
Ingersoll Rand †	79,328	1,967,334

	Number of	Value
	shares	(US $)

Common Stock² (continued)

Industrials (continued)
Kansas City Southern	50,993	$6,485,290
KAR Auction Services	74,866	898,392
Knight-Swift Transportation Holdings	46,301	1,518,673
Kratos Defense & Security Solutions †	126,956	1,757,071
Masco	90,456	3,127,064
Masonite International †	67,217	3,189,447
Nordson	21,658	2,925,346
Owens Corning	103,576	4,019,785
PGT Innovations †	73,945	620,398
Schneider National Class B	112,129	2,168,575
SPX †	66,691	2,176,794
Tetra Tech	34,398	2,429,187
TransUnion	73,966	4,895,070
Trex †	43,584	3,492,822
Wabash National	110,743	799,564
Woodward	19,045	1,132,035

		63,116,839

Information Technology – 31.33%
Ambarella †	70,605	3,428,579
Benefitfocus †	45,955	409,459
Black Knight †	44,619	2,590,579
Box Class A †	149,845	2,103,824
Cabot Microelectronics	13,745	1,568,854
Ciena †	86,870	3,458,295
Cornerstone OnDemand †	57,396	1,822,323
Coupa Software †	12,794	1,787,706
Crowdstrike Holdings Class A †	70,241	3,911,019
CyberArk Software (Israel) †	23,667	2,024,948
DocuSign †	26,558	2,453,959
Euronet Worldwide †	12,479	1,069,700
Everbridge †	53,093	5,646,971
Five9 †	78,365	5,991,788
FormFactor †	54,401	1,092,916
Inphi †	68,727	5,441,117
KBR	82,013	1,696,029
Keysight Technologies †	18,748	1,568,833
Lattice Semiconductor †	196,787	3,506,744
LiveRamp Holdings †	85,767	2,823,450
Lumentum Holdings †	35,645	2,627,037
Manhattan Associates †	11,230	559,479
Mimecast †	47,104	1,662,771
MKS Instruments	25,900	2,109,555
NIC	81,102	1,865,346
Nuance Communications †	465,547	7,811,879
Okta †	14,290	1,747,095

	Number of	Value
	shares	(US $)

Common Stock² (continued)

Information Technology (continued)
Onto Innovation †	54,886	$1,628,468
PagerDuty †	87,186	1,506,574
PTC †	44,136	2,701,565
Q2 Holdings †	76,281	4,505,156
Rapid7 †	54,492	2,361,138
RealPage †	59,946	3,172,942
RingCentral Class A †	48,860	10,353,923
Silicon Motion Technology ADR	40,030	1,467,500
SolarEdge Technologies †	30,657	2,510,195
Sprout Social Class A †	48,103	767,724
SS&C Technologies Holdings	76,993	3,373,833
Talend ADR †	24,641	552,698
Teradyne	72,871	3,947,422
Trade Desk Class A †	4,064	784,352
Tyler Technologies †	15,813	4,689,503
Verra Mobility †	138,243	987,055
Viavi Solutions †	283,534	3,178,416
WEX †	12,793	1,337,508
Zebra Technologies Class A †	10,697	1,963,969
Zendesk †	83,837	5,366,406
Zuora Class A †	154,878	1,246,768

		131,183,370

Materials – 1.51%
Boise Cascade	72,288	1,719,009
Crown Holdings †	12,214	708,900
Element Solutions †	214,726	1,795,109
Orion Engineered Carbons (Luxembourg)	103,636	773,125
Steel Dynamics	58,133	1,310,318

		6,306,461

Real Estate – 0.42%
QTS Realty Trust Class A	30,692	1,780,443

		1,780,443

Total Common Stock (cost $443,621,012)		407,714,521

Convertible Preferred Stock – 0.27%

Honest Series D=p†	15,249	365,366
MarkLogic Series F=p†	83,588	762,573

Total Convertible Preferred Stock (cost $1,668,526)		1,127,939

	Number of	Value
	shares	(US $)

Short-Term Investments – 2.04%

Money Market Mutual Funds – 2.04%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)	1,712,023	1,712,023
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)	1,712,023	1,712,023
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.34%)	1,712,024	1,712,024
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)	1,712,024	1,712,024
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	1,712,024	1,712,024

Total Short-Term Investments (cost $8,560,118)		8,560,118

Total Value of Securities – 99.68% (cost $453,849,656)		$417,402,578

²  Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

=   The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

p   Restricted security.These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2020, the aggregate value of restricted securities was $1,428,455 which represented 0.34% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. See Note 10 in “Notes to financial statements”and the following table for additional details on restricted securities.

†   Non-income producing security.

(continues	)	97

Schedules of investments

Optimum Small-Mid Cap Growth Fund

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Draftkings Class A	7/17/15	$305,094	$249,812
Draftkings Class A	8/18/15	388,676	300,516
Honest Series D	8/3/15	697,718	365,366
MarkLogic Series F	4/27/15	970,808	762,573

Total		$2,362,296	$1,678,267

Summary of abbreviations:

ADR – American Depositary Receipt

CVR – Contingent Voting Rights

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

98

Optimum Small-Mid Cap Value Fund

March 31, 2020

	Number of	Value
	shares	(US $)

Common Stock – 97.34%

Communication Services – 1.57%
AMC Networks Class A †	30,800	$748,748
Cable One	2,006	3,297,884
Cars.Com †	56,200	241,660
CenturyLink	78,300	740,718
Entercom Communications Class A	206,300	352,773
WideOpenWest †	103,300	491,708

		5,873,491

Consumer Discretionary – 9.51%
1-800-Flowers.com Class A †	142,430	1,884,349
American Axle & Manufacturing Holdings †	114,200	412,262
American Eagle Outfitters	62,200	494,490
Bed Bath & Beyond	38,700	162,927
Bloomin’ Brands	235,349	1,680,392
BorgWarner	41,200	1,004,044
Brinker International	33,200	398,732
Brunswick	21,300	753,381
Capri Holdings †	15,000	161,850
Carter’s	55,505	3,648,344
Columbia Sportswear	32,135	2,242,059
Cooper-Standard Holdings †	17,300	177,671
Dick’s Sporting Goods	47,100	1,001,346
Foot Locker	41,900	923,895
Goodyear Tire & Rubber	70,000	407,400
Harley-Davidson	43,800	829,134
Haverty Furniture	43,900	521,971
Installed Building Products †	71,080	2,833,960
Kohl’s	36,100	526,699
Lear	11,700	950,625
MDC Holdings	50,600	1,173,920
Nordstrom	28,400	435,656
Office Depot	174,900	286,836
Papa John’s International	77,548	4,138,737
Penske Automotive Group	19,700	551,600
PulteGroup	53,000	1,182,960
PVH	16,200	609,768
Shoe Carnival	31,500	654,255
Signet Jewelers	12,800	82,560
Sonic Automotive Class A	76,300	1,013,264
Tenneco Class A †	26,400	95,040
Thor Industries	10,600	447,108
Toll Brothers	49,500	952,875
Whirlpool	10,600	909,480
Williams-Sonoma	43,020	1,829,210
Wyndham Destinations	12,500	271,250

		35,650,050

	Number of	Value
	shares	(US $)

Common Stock (continued)

Consumer Staples – 5.55%
BJ’s Wholesale Club
Holdings †	171,900	$4,378,293
Ingles Markets Class A	35,400	1,280,064
Ingredion	14,500	1,094,750
J&J Snack Foods	31,451	3,805,571
JM Smucker	13,700	1,520,700
Lamb Weston Holdings	37,375	2,134,113
Nomad Foods (United Kingdom) †	221,500	4,111,040
Pilgrim’s Pride †	42,100	762,852
Universal	25,300	1,118,513
Weis Markets	14,500	604,070

		20,809,966

Energy – 2.22%
Arch Coal Class A	10,300	297,670
Gulfport Energy †	150,700	67,016
HollyFrontier	48,400	1,186,284
Laredo Petroleum †	107,200	40,715
Parsley Energy Class A	263,611	1,510,491
PBF Energy Class A	50,100	354,708
PDC Energy †	20,287	125,982
Southwestern Energy †	230,000	388,700
W&T Offshore †	179,300	304,810
World Fuel Services	33,400	841,012
WPX Energy †	1,046,216	3,190,959

		8,308,347

Financials – 23.35%
Ally Financial	91,200	1,316,016
American Financial Group	18,100	1,268,448
Annaly Capital Management	139,300	706,251
Apollo Commercial Real Estate Finance	77,600	575,792
Ares Capital	66,600	717,948
Ares Management Class A	94,000	2,907,420
Argo Group International Holdings (Bermuda)	76,970	2,852,508
Associated Banc-Corp	96,900	1,239,351
Assurant	42,420	4,415,498
Assured Guaranty (Bermuda)	34,400	887,176
Banco Latinoamericano de Comercio Exterior (Panama)	23,105	238,213
BankUnited	34,200	639,540
Berkshire Hills Bancorp	44,099	655,311
Cathay General Bancorp	33,600	771,120
CIT Group	61,800	1,066,668

(continues	)	99

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of	Value
	shares	(US $)

Common Stock (continued)

Financials (continued)
CNA Financial	60,200	$1,868,608
CNO Financial Group	127,400	1,578,486
Customers Bancorp †	37,700	412,061
Everest Re Group (Bermuda)	24,075	4,632,511
First American Financial	30,200	1,280,782
First Busey	45,200	773,372
First Hawaiian	291,340	4,815,850
First Horizon National	200,800	1,618,448
FS KKR Capital	231,000	693,000
Hancock Whitney	31,300	610,976
Hanmi Financial	56,800	616,280
Heritage Insurance Holdings	27,300	292,383
Hilltop Holdings	112,955	1,707,880
Hope Bancorp	122,400	1,006,128
Houlihan Lokey	38,325	1,997,499
Ladder Capital	79,394	376,328
Lazard Class A	39,600	932,976
Legg Mason	40,000	1,954,000
Lincoln National	33,300	876,456
Meta Financial Group	19,400	421,368
MGIC Investment	480,810	3,053,143
Moelis & Co. Class A	68,705	1,930,611
New Mountain Finance	71,900	488,920
Oaktree Specialty Lending	4,294	13,913
OFG Bancorp	60,700	678,626
Preferred Bank	26,200	886,084
Prospect Capital	160,841	683,574
Radian Group	69,500	900,025
Reinsurance Group of America	21,200	1,783,768
Santander Consumer USA Holdings	88,500	1,231,035
South State	67,015	3,935,791
Synovus Financial	55,900	981,604
TCF Financial	220,591	4,998,592
Universal Insurance Holdings	41,300	740,096
Unum Group	75,700	1,136,257
Voya Financial	25,200	1,021,860
Washington Federal	177,172	4,599,385
Western Alliance Bancorp	101,275	3,100,028
White Mountains Insurance Group	5,080	4,622,800
Zions Bancorp	74,400	1,990,944

		87,499,708

Healthcare – 6.89%
Cooper	8,220	2,266,007
Envista Holdings †	135,327	2,021,785
Five Star Senior Living †	8,354	23,224

	Number of	Value
	shares	(US $)

Common Stock (continued)

Healthcare (continued)
Innoviva †	86,900	$1,021,944
Integra LifeSciences Holdings †	48,745	2,177,439
Jazz Pharmaceuticals †	16,810	1,676,629
Lannett †	44,200	307,190
Lantheus Holdings †	56,200	717,112
MEDNAX †	32,100	373,644
Merit Medical Systems †	102,862	3,214,437
Owens & Minor	67,900	621,285
PerkinElmer	48,450	3,647,316
Quest Diagnostics	11,600	931,480
Select Medical Holdings †	83,200	1,248,000
STERIS	26,985	3,777,090
Universal Health Services Class B	17,920	1,775,514

		25,800,096

Industrials – 12.47%
ACCO Brands	146,000	737,300
Acuity Brands	13,900	1,190,674
Alaska Air Group	24,800	706,056
Allison Transmission Holdings	55,500	1,809,855
Apogee Enterprises	36,200	753,684
Atlas Air Worldwide Holdings †	24,100	618,647
Briggs & Stratton	39,700	71,857
Curtiss-Wright	30,975	2,862,400
Deluxe	29,800	772,714
Ennis	45,800	860,124
Hawaiian Holdings	45,300	472,932
Herman Miller	46,400	1,030,080
Howmet Aerospace	36,000	578,160
Hubbell	40,120	4,603,369
Huntington Ingalls Industries	28,035	5,108,257
IAA †	139,560	4,181,218
JetBlue Airways †	109,300	978,235
KAR Auction Services	172,910	2,074,920
ManpowerGroup	26,300	1,393,637
Oshkosh	24,800	1,595,384
Owens Corning	22,400	869,344
Pentair (United Kingdom)	112,862	3,358,773
Pitney Bowes	45,300	92,412
Quanta Services	41,400	1,313,622
Regal Beloit	21,400	1,347,130
Snap-on	7,600	827,032
Spirit AeroSystems Holdings Class A	44,300	1,060,099
Terex	34,700	498,292
Textron	33,800	901,446

	Number of	Value
	shares	(US $)

Common Stock (continued)

Industrials (continued)
Timken	37,000	$1,196,580
Trinity Industries	47,700	766,539
Triton International	43,700	1,130,519
Wabash National	130,500	942,210

		46,703,501

Information Technology – 11.58%
Amdocs	84,420	4,640,567
Arrow Electronics †	18,700	969,969
Booz Allen Hamilton Holding	37,934	2,603,790
CACI International Class A †	19,900	4,201,885
Ciena †	47,800	1,902,918
Cirrus Logic †	14,100	925,383
CSG Systems International	18,200	761,670
Diodes †	43,900	1,783,877
FLIR Systems	59,677	1,903,099
Genpact	81,025	2,365,930
Jabil	74,000	1,818,920
Juniper Networks	98,000	1,875,720
Methode Electronics	33,100	874,833
Monolithic Power Systems	23,125	3,872,513
NCR †	67,500	1,194,750
ON Semiconductor †	139,500	1,735,380
Sanmina †	59,300	1,617,704
Seagate Technology	17,100	834,480
SYNNEX	8,900	650,590
Teradyne	15,600	845,052
TTM Technologies †	84,100	869,594
Viavi Solutions †	272,740	3,057,415
Western Union	51,400	931,882
Xerox Holdings	61,300	1,161,022

		43,398,943

Materials – 7.60%
Albemarle	69,287	3,905,708
Cabot	26,400	689,568
Celanese	19,000	1,394,410
Chemours	49,500	439,065
Cleveland-Cliffs	135,400	534,830
Domtar	45,500	984,620
Eagle Materials	72,769	4,251,165
Eastman Chemical	15,700	731,306
Huntsman	252,011	3,636,519
Kronos Worldwide	88,300	745,252
O-I Glass Class I GLASS INC	59,800	425,178
Packaging Corp. of America	14,200	1,232,986
Reliance Steel & Aluminum	21,500	1,883,185

	Number of	Value
	shares	(US $)

Common Stock (continued)

Materials (continued)
RPM International	33,195	$1,975,103
Schweitzer-Mauduit International	32,700	909,714
Steel Dynamics	26,600	599,564
Summit Materials Class A †	148,021	2,220,315
Trinseo	31,700	574,087
Westrock	48,000	1,356,480

		28,489,055

Real Estate – 11.74%
Alexander & Baldwin	172,720	1,937,918
Americold Realty Trust	124,636	4,242,609
Apple Hospitality REIT	68,979	632,537
Brandywine Realty Trust	371,455	3,907,707
Brixmor Property Group	121,300	1,152,350
CBL & Associates Properties	63,700	12,746
City Office REIT (Canada)	93,700	677,451
CoreCivic	56,200	627,754
Diversified Healthcare Trust	123,300	447,579
Franklin Street Properties	93,612	536,397
Gaming and Leisure Properties	56,700	1,571,157
Hudson Pacific Properties	182,255	4,621,987
Industrial Logistics Properties Trust	63,789	1,118,859
Kite Realty Group Trust	75,900	718,773
Lexington Realty Trust	107,900	1,071,447
National Storage Affiliates Trust	74,020	2,190,992
Office Properties Income Trust	45,688	1,244,998
Omega Healthcare Investors	39,200	1,040,368
Outfront Media	75,200	1,013,696
Physicians Realty Trust	340,195	4,742,318
Piedmont Office Realty Trust Class A	78,300	1,382,778
Preferred Apartment
Communities Class A	72,100	517,678
Retail Properties of America Class A	73,900	382,063
Retail Value	5,404	66,199
RPT Realty	104,000	627,120
Service Properties Trust	104,300	563,220
SITE Centers	50,650	263,887
STAG Industrial	211,630	4,765,908
Summit Hotel Properties	63,000	265,860
VEREIT	205,200	1,003,428
Xenia Hotels & Resorts	60,500	623,150

		43,970,934

(continues	)	101

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of	Value
	shares	(US $)

Common Stock (continued)

Utilities – 4.86%
AES	44,700	$607,920
ALLETE	49,924	3,029,388
Alliant Energy	115,417	5,573,487
IDACORP	68,055	5,974,548
National Fuel Gas	55,200	2,058,408
Vistra Energy	60,900	971,964

		18,215,715

Total Common Stock (cost $502,452,933)		364,719,806

Short-Term Investments – 2.71%

Money Market Mutual Funds – 2.71%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.33%)	2,026,867	2,026,867
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.30%)	2,026,867	2,026,867
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.34%)	2,026,867	2,026,867
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.22%)	2,026,866	2,026,866

	Number of	Value
	shares	(US $)

Short-Term Investments (continued)

Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 0.24%)	2,026,866	$2,026,866

Total Short-Term Investments (cost $10,134,333)		10,134,333

Total Value of Securities – 100.05% (cost $512,587,266)		$374,854,139

†	Non-income producing security.

Summary of abbreviations:

GS – Goldman Sachs

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2020

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1,2]	$3,293,474,465	$424,398,674	$1,481,209,177	$1,282,427,462	$417,402,578	$374,854,139
Short-term investments held as collateral for loaned securities, at value[3]	—	16,586,514	—	—	—	—
Cash collateral due from brokers	1,782,000	—	—	—	—	—
Cash	6,377,013	—	—	272,321	49,779	376,384
Foreign currencies, at value[4]	2,571,092	137,674	28	—	—	—
Receivable for securities sold	520,693,479	—	8,098,858	—	2,597,039	1,258,904
Dividends and interest receivable	13,245,804	2,005,378	404,035	2,218,544	137,043	704,715
Unrealized appreciation of foreign currency exchange contracts	788,855	12	—	—	—	—
Receivable for fund shares sold	4,791,866	1,159,891	2,793,650	3,156,698	1,076,012	1,750,707
Unrealized appreciation of credit default swap contracts	860,867	—	—	—	—	—
Upfront payments paid on credit default swap contracts	249,432	—	—	—	—	—
Swap payments receivable	171,964	—	—	—	—	—
Variation margin due from HSBC on futures contracts	49,785	—	—	—	—	—
Variation margin due from brokers on centrally cleared interest rate swap contracts	9,650	—	—	—	—	—
Securities lending income receivable	—	14,047	—	—	—	—
Foreign tax reclaims receivable	—	1,492,372	34,457	411,415	—	2,779

Total assets	3,845,066,272	445,794,562	1,492,540,205	1,288,486,440	421,262,451	378,947,628

(continues	)	103

Statements of assets and liabilities

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Liabilities:
Options written, at value[5]	$88,977	$—	$—	$—	$—	$—
Cash due to custodian	—	172,133	260,921	—	—	—
Payable for securities purchased	1,325,193,878	631,786	10,665,686	1,161,014	1,489,233	3,330,605
Cash collateral due to brokers	19,822,000	—	—	—	—	—
Payable for fund shares redeemed	2,572,687	525,006	1,614,504	1,318,464	432,555	379,557
Variation margin due to brokers on centrally cleared credit default swap contracts	1,027,653	—	—	—	—	—
Swap payments payable	654,659	—	—	—	—	—
Variation margin due to Credit Suisse on futures contracts	514,576	—	—	—	—	—
Dividend disbursing and transfer agent fees payable to affiliates	382,017	68,143	231,093	205,576	65,664	61,645
Obligation to return securities lending collateral	—	16,577,277	—	—	—	—
Interest payable for reverse repurchase agreements	36,923	—	—	—	—	—
Investment management fees payable to affiliates	1,071,263	288,885	897,692	748,778	350,488	324,105
Other accrued expenses	310,368	279,190	285,950	272,235	146,170	145,272
Administration expenses payable to affiliates	111,422	19,875	67,402	59,960	19,152	17,980
Trustees’ fees and expenses payable to affiliates	87,716	13,624	47,731	40,120	13,165	11,519
Distribution fees payable to affiliates	78,606	14,675	60,142	48,608	8,979	5,972
Accounting fees payable to affiliates	14,620	2,886	8,978	8,024	2,794	2,643
Unrealized depreciation of foreign currency exchange contracts	2,489,909	76	3,554	—	—	—
Upfront payments received on credit default swap contracts	938,413	—	—	—	—	—
Unrealized depreciation of credit default swap contracts	86,503	—	—	—	—	—
Other liabilities	—	9,268	—	—	—	—

Total liabilities	1,355,482,190	18,602,824	14,143,653	3,862,779	2,528,200	4,279,298

Total Net Assets	$2,489,584,082	$427,191,738	$1,478,396,552	$1,284,623,661	$418,734,251	$374,668,330

Net Assets Consist of:
Paid-in capital	$2,441,162,137	$500,232,061	$1,159,579,444	$1,264,814,882	$435,647,296	$514,456,422
Total distributable earnings (loss)	48,421,945	(73,040,323)	318,817,108	19,808,779	(16,913,045)	(139,788,092)

Total Net Assets	$2,489,584,082	$427,191,738	$1,478,396,552	$1,284,623,661	$418,734,251	$374,668,330

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Asset Value
Class A:
Net assets	$24,826,929	$5,120,562	$22,362,801	$17,122,820	$3,240,812	$1,970,543
Shares of beneficial interest outstanding, unlimited authorization, no par	2,566,389	515,593	1,441,686	1,295,663	318,568	235,699
Net asset value per share	$9.67	$9.93	$15.51	$13.22	$10.17	$8.36
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$10.13	$10.54	$16.46	$14.03	$10.79	$8.87

Class C:
Net assets	$85,853,085	$15,138,076	$63,236,768	$50,035,757	$9,353,497	$6,041,692
Shares of beneficial interest outstanding, unlimited authorization, no par	8,876,601	1,564,368	5,051,473	3,832,193	1,165,605	836,994
Net asset value per share	$9.67	$9.68	$12.52	$13.06	$8.02	$7.22
Institutional Class:

Net assets	$2,378,904,068	$406,933,100	$1,392,796,983	$1,217,465,084	$406,139,942	$366,656,095
Shares of beneficial interest outstanding, unlimited authorization, no par	246,179,321	40,676,402	82,272,129	91,906,052	36,086,779	41,199,901
Net asset value per share	$9.66	$10.00	$16.93	$13.25	$11.25	$8.90

______________
[1] Investments, at cost	$3,274,899,866	$504,202,935	$1,230,999,944	$1,273,520,694	$453,849,656	$512,587,266
[2] Including securities on loan	—	16,586,514	—	—	—	—
[3] Short-term investments held as collateral for loaned securities, at cost	—	15,723,806	—	—	—	—
[4] Foreign currencies, at cost	2,483,845	137,085	27	—	—	—
[5] Premium received	(108,782)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

(continues	)	105

Statements of operations

Optimum Fund Trust

Year ended March 31, 2020

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$77,818,791	$4,654	$295	$48	$131	$101
Dividends	802,277	17,827,179	15,033,533	39,142,041	2,226,479	12,005,817
Securities lending income	—	242,079	—	—	—	—
Foreign tax withheld	(1,753)	(1,800,091)	(100,556)	(133,970)	(11,681)	(811)

	78,619,315	16,273,821	14,933,272	39,008,119	2,214,929	12,005,107

Expenses:
Management fees	12,493,169	4,071,172	11,921,787	10,500,269	5,391,363	4,993,799
Distribution expenses — Class A	65,239	17,030	70,106	57,339	10,976	7,569
Distribution expenses — Class C	900,920	202,259	786,781	670,650	124,556	89,111
Dividend disbursing and transfer agent fees and expenses	4,485,759	998,886	3,144,348	2,969,076	948,416	975,608
Administration expenses	1,295,221	285,924	906,050	855,470	270,848	278,760
Accounting fees	570,310	159,368	398,299	388,327	153,301	156,451
Reports and statements to shareholders expenses	478,737	133,246	281,074	326,236	121,675	143,260
Trustees’ fees and expenses	296,642	65,066	207,092	201,882	63,210	66,324
Pricing fees	199,129	88,708	1,702	3,490	14,281	1,068
Custodian fees	193,325	216,064	59,532	38,851	13,076	7,816
Professional fees	160,592	64,975	138,743	114,293	63,860	57,672
Registration fees	68,631	57,850	67,294	63,076	59,177	54,750
Interest expense	47,233	—	—	—	—	—
Insurance fees	44,490	10,389	31,423	30,017	9,197	9,633
Tax services	4,226	29,959	1,237	456	757	1,134
Other	24,702	12,530	21,106	19,969	11,906	11,730

	21,328,325	6,413,426	18,036,574	16,239,401	7,256,599	6,854,685
Less expenses waived	—	(81,164)	—	—	(456,670)	(284,920)
Less expenses paid indirectly	(80,991)	(3,783)	(3,768)	(2,559)	(3,239)	(2,957)

Total operating expenses	21,247,334	6,328,479	18,032,806	16,236,842	6,796,690	6,566,808

Net Investment Income (Loss)	57,371,981	9,945,342	(3,099,534)	22,771,277	(4,581,761)	5,438,299

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	$73,476,561	$7,307,256	$111,983,874	$30,681,684	$55,801,297	$(1,337,248)
Foreign currencies	(3,576,244)	(290,229)	30,792	(41,576)	—	—
Foreign currency exchange contracts	3,480,544	(26,985)	(8,051)	9,962	—	—
Futures contracts	26,517,223	—	—	—	—	—
Options purchased	(158,580)	—	—	—	—	—
Options written	331,241	—	—	—	—	—
Swap contracts	(14,469,516)	—	—	—	—	—

Net realized gain (loss)	85,601,229	6,990,042	112,006,615	30,650,070	55,801,297	(1,337,248)

Net change in unrealized appreciation (depreciation) of:
Investments[1]	(4,895,673)	(121,069,536)	(161,144,104)	(265,780,170)	(132,276,278)	(155,870,859)
Foreign currencies	67,196	(41,156)	4,805	14,441	—	—
Foreign currency exchange contracts	(2,938,215)	40,179	(3,554)	—	—	—
Futures contracts	(2,250,544)	—	—	—	—	—
Options purchased	(20,736)	—	—	—	—	—
Options written	13,191	—	—	—	—	—
Swap contracts	(3,165,261)	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	(13,190,042)	(121,070,513)	(161,142,853)	(265,765,729)	(132,276,278)	(155,870,859)

Net Realized and Unrealized Gain (Loss)	72,411,187	(114,080,471)	(49,136,238)	(235,115,659)	(76,474,981)	(157,208,107)

Net Increase (Decrease) in Net Assets Resulting from Operations	$129,783,168	$(104,135,129)	$(52,235,772)	$(212,344,382)	$(81,056,742)	$(151,769,808)

*Includes $970,052 related to the General Motors term loan litigation for Optimum Fixed Income

 Fund. See Note 12 in “Notes to financial statements.”

1Includes increase of $1,505 capital gain taxes accrued for Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	107

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/20	3/31/19	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,371,981	$58,163,364	$9,945,342	$8,847,692
Net realized gain	85,601,229	8,315,411	6,990,042	16,112,694
Net change in unrealized appreciation (depreciation)	(13,190,042)	15,591,651	(121,070,513)	(56,422,559)

Net increase (decrease) in net assets resulting from operations	129,783,168	82,070,426	(104,135,129)	(31,462,173)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(729,200)	(561,554)	(129,231)	(546,784)
Class C	(1,874,420)	(1,203,061)	(242,141)	(1,499,301)
Institutional Class	(74,081,149)	(51,991,595)	(11,340,289)	(39,365,210)

	(76,684,769)	(53,756,210)	(11,711,661)	(41,411,295)

Capital Share Transactions:
Proceeds from shares sold:
Class A	964,454	1,751,281	365,421	330,547
Class C	4,145,725	5,847,263	950,756	729,533
Institutional Class	400,165,847	648,954,727	78,228,473	103,927,530

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	728,902	560,310	128,801	543,866
Class C	1,872,172	1,198,602	241,693	1,496,898
Institutional Class	73,976,714	51,943,066	11,327,444	39,321,117

	481,853,814	710,255,249	91,242,588	146,349,491

Cost of shares redeemed:
Class A	(4,124,455)	(6,131,707)	(1,277,785)	(1,312,596)
Class C	(14,614,057)	(20,944,368)	(3,722,127)	(5,447,612)
Institutional Class	(395,449,735)	(360,410,926)	(97,166,739)	(179,436,993)

	(414,188,247)	(387,487,001)	(102,166,651)	(186,197,201)

Increase (decrease) in net assets derived from capital share transactions	67,665,567	322,768,248	(10,924,063)	(39,847,710)

Net Increase (Decrease) in Net Assets	120,763,966	351,082,464	(126,770,853)	(112,721,178)
Net Assets:
Beginning of year	2,368,820,116	2,017,737,652	553,962,591	666,683,769

End of year	$2,489,584,082	$2,368,820,116	$427,191,738	$553,962,591

See accompanying notes, which are an integral part of the financial statements.

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/20	3/31/19	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,099,534)	$17,218	$22,771,277	$21,624,464
Net realized gain	112,006,615	146,317,831	30,650,070	23,082,346
Net change in unrealized appreciation (depreciation)	(161,142,853)	52,506,384	(265,765,729)	14,950,371

Net increase (decrease) in net assets resulting from operations	(52,235,772)	198,841,433	(212,344,382)	59,657,181

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(894,659)	(3,720,629)	(580,399)	(928,291)
Class C	(3,088,118)	(12,410,195)	(1,222,359)	(2,178,499)
Institutional Class	(49,312,858)	(176,632,153)	(44,171,546)	(59,491,242)

	(53,295,635)	(192,762,977)	(45,974,304)	(62,598,032)

Capital Share Transactions:
Proceeds from shares sold:
Class A	484,165	663,486	553,769	761,830
Class C	696,294	985,223	1,257,878	1,550,682
Institutional Class	205,139,697	256,614,320	217,968,202	265,479,114

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	894,314	3,717,465	580,160	927,982
Class C	3,081,679	12,385,912	1,219,320	2,168,977
Institutional Class	49,223,354	176,362,602	44,100,170	59,415,403

	259,519,503	450,729,008	265,679,499	330,303,988

Cost of shares redeemed:
Class A	(7,135,138)	(6,759,803)	(4,477,827)	(4,397,534)
Class C	(18,250,705)	(24,946,229)	(12,256,335)	(16,899,124)
Institutional Class	(326,372,554)	(489,190,001)	(273,883,143)	(219,748,830)

	(351,758,397)	(520,896,033)	(290,617,305)	(241,045,488)

Increase (decrease) in net assets derived from capital share transactions	(92,238,894)	(70,167,025)	(24,937,806)	89,258,500

Net Increase (Decrease) in Net Assets	(197,770,301)	(64,088,569)	(283,256,492)	86,317,649
Net Assets:
Beginning of year	1,676,166,853	1,740,255,422	1,567,880,153	1,481,562,504

End of year	$1,478,396,552	$1,676,166,853	$1,284,623,661	$1,567,880,153

See accompanying notes, which are an integral part of the financial statements.

(continues	)	109

Statements of changes in net assets

Optimum Fund Trust

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
		Year ended		Year ended
	3/31/20	3/31/19	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,581,761)	$(4,658,161)	$5,438,299	$5,479,260
Net realized gain (loss)	55,801,297	61,283,820	(1,337,248)	26,854,009
Net change in unrealized appreciation (depreciation)	(132,276,278)	(9,645,134)	(155,870,859)	(53,926,698)

Net increase (decrease) in net assets resulting from operations	(81,056,742)	46,980,525	(151,769,808)	(21,593,429)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(409,951)	(928,456)	(88,053)	(242,207)
Class C	(1,452,655)	(3,041,672)	(243,686)	(753,203)
Institutional Class	(44,812,148)	(85,738,436)	(16,364,520)	(35,271,695)

	(46,674,754)	(89,708,564)	(16,696,259)	(36,267,105)

Capital Share Transactions:
Proceeds from shares sold:
Class A	108,914	160,509	152,875	121,099
Class C	136,873	213,105	520,687	210,799
Institutional Class	76,485,837	84,994,195	92,797,943	168,820,113
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	409,440	926,148	87,962	241,981
Class C	1,451,859	3,037,941	243,369	752,225
Institutional Class	44,772,511	85,636,988	16,347,235	35,239,137

	123,365,434	174,968,886	110,150,071	205,385,354

Cost of shares redeemed:
Class A	(1,029,204)	(1,252,045)	(669,099)	(585,193)
Class C	(2,393,796)	(3,872,832)	(1,527,614)	(2,290,436)
Institutional Class	(86,251,169)	(130,574,910)	(84,406,655)	(83,755,221)

	(89,674,169)	(135,699,787)	(86,603,368)	(86,630,850)

Increase in net assets derived from capital share transactions	33,691,265	39,269,099	23,546,703	118,754,504

Net Increase (Decrease) in Net Assets	(94,040,231)	(3,458,940)	(144,919,364)	60,893,970
Net Assets:
Beginning of year	512,774,482	516,233,422	519,587,694	458,693,724

End of year	$418,734,251	$512,774,482	$374,668,330	$519,587,694

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$9.46	$9.35	$9.39	$9.37		$9.72

Income (loss) from investment operations:
Net investment income[1]	0.21	0.23	0.22	0.20		0.20
Net realized and unrealized gain (loss)	0.29	0.08	(0.05)	—	[2]	(0.28)

Total from investment operations	0.50	0.31	0.17	0.20		(0.08)

Less dividends and distributions from:
Net investment income	(0.23)	(0.20)	(0.21)	(0.18)		(0.25)
Net realized gain	(0.06)	—	—	—		(0.02)

Total dividends and distributions	(0.29)	(0.20)	(0.21)	(0.18)		(0.27)

Net asset value, end of period	$9.67	$9.46	$9.35	$9.39		$9.37

Total return[3]	5.24% [4]	3.37%	1.81%	2.03%	[5]	(0.63%	)[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,827	$26,613	$30,150	$33,838		$39,545
Ratio of expenses to average net assets[6]	1.07%	1.08%	1.10%	1.17%		1.23%
Ratio of expenses to average net assets prior to fees waived[6]	1.07%	1.08%	1.10%	1.18%		1.23%
Ratio of net investment income to average net assets	2.11%	2.43%	2.29%	2.12%		2.13%
Ratio of net investment income to average net assets prior to fees waived	2.11%	2.43%	2.29%	2.11%		2.13%
Portfolio turnover	361% [7]	453%	403%	419%		536%

[1]	The average shares outstanding method has been applied for per share information.
[2]	The amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.04% lower. See Note 12 in “Notes to financial statements.”
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	111

Financial highlights

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$9.45	$9.34	$9.38	$9.37	$9.71

Income (loss) from investment operations:
Net investment income[1]	0.13	0.16	0.15	0.13	0.13
Net realized and unrealized gain (loss)	0.30	0.07	(0.05)	(0.01)	(0.27)

Total from investment operations	0.43	0.23	0.10	0.12	(0.14)

Less dividends and distributions from:
Net investment income	(0.15)	(0.12)	(0.14)	(0.11)	(0.18)
Net realized gain	(0.06)	—	—	—	(0.02)

Total dividends and distributions	(0.21)	(0.12)	(0.14)	(0.11)	(0.20)

Net asset value, end of period	$9.67	$9.45	$9.34	$9.38	$9.37

Total return[2]	4.55% [3]	2.52%	1.06%	1.27% [4]	(1.39%	)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$85,853	$92,295	$105,194	$124,024	$153,266
Ratio of expenses to average net assets[5]	1.82%	1.83%	1.85%	1.92%	1.98%
Ratio of expenses to average net assets prior to fees waived[5]	1.82%	1.83%	1.85%	1.93%	1.98%
Ratio of net investment income to average net assets	1.36%	1.68%	1.54%	1.37%	1.38%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.68%	1.54%	1.36%	1.38%
Portfolio turnover	361% [6]	453%	403%	419%	536%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.04% lower. See Note 12 in “Notes to financial statements.”
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$9.45	$9.34	$9.39	$9.37	$9.72

Income (loss) from investment operations:
Net investment income[1]	0.23	0.25	0.24	0.23	0.23
Net realized and unrealized gain (loss)	0.29	0.08	(0.05)	(0.01)	(0.28)

Total from investment operations	0.52	0.33	0.19	0.22	(0.05)

Less dividends and distributions from:
Net investment income	(0.25)	(0.22)	(0.24)	(0.20)	(0.28)
Net realized gain	(0.06)	—	—	—	(0.02)

Total dividends and distributions	(0.31)	(0.22)	(0.24)	(0.20)	(0.30)

Net asset value, end of period	$9.66	$9.45	$9.34	$9.39	$9.37

Total return[2]	5.52% [3]	3.65%	1.96%	2.40% [4]	(0.48%	)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,378,904	$2,249,912	$1,882,394	$1,725,289	$1,892,775
Ratio of expenses to average net assets[5]	0.82%	0.83%	0.85%	0.92%	0.98%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.83%	0.85%	0.93%	0.98%
Ratio of net investment income to average net assets	2.36%	2.68%	2.54%	2.37%	2.38%
Ratio of net investment income to average net assets prior to fees waived	2.36%	2.68%	2.54%	2.36%	2.38%
Portfolio turnover	361% [6]	453%	403%	419%	536%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	General Motors term loan litigation was included in total return. If excluded, the impact on the total return would be 0.04% lower. See Note 12 in “Notes to financial statements.”
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	113

Financial highlights

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20		3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$12.59		$14.42	$12.27	$10.95	$11.66

Income (loss) from investment operations:
Net investment income[1]	0.20		0.17	0.12	0.11	0.08
Net realized and unrealized gain (loss)	(2.61)		(1.00)	2.29	1.31	(0.73)

Total from investment operations	(2.41)		(0.83)	2.41	1.42	(0.65)

Less dividends and distributions from:
Net investment income	(0.21)		(0.18)	(0.11)	(0.10)	(0.06)
Net realized gain	(0.04)		(0.82)	(0.15)	—	—

Total dividends and distributions	(0.25)		(1.00)	(0.26)	(0.10)	(0.06)

Net asset value, end of period	$9.93		$12.59	$14.42	$12.27	$10.95

Total return[2]	(19.62%	)[3]	(5.33% )	19.74% [3]	13.08%	(5.58%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,121		$7,275	$8,704	$8,680	$9,117
Ratio of expenses to average net assets[4]	1.37%		1.37%	1.36%	1.48%	1.56%
Ratio of expenses to average net assets prior to fees waived[4]	1.39%		1.37%	1.36%	1.48%	1.56%
Ratio of net investment income to average net assets	1.62%		1.30%	0.90%	0.93%	0.74%
Ratio of net investment income to average net assets prior to fees waived	1.60%		1.30%	0.90%	0.93%	0.74%
Portfolio turnover	51%		63%	52%	68%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20		3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$12.27		$14.06	$11.98	$10.69	$11.41

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11		0.07	0.02	0.02	—	[2]
Net realized and unrealized gain (loss)	(2.54)		(0.98)	2.23	1.30	(0.72)

Total from investment operations	(2.43)		(0.91)	2.25	1.32	(0.72)

Less dividends and distributions from:
Net investment income	(0.12)		(0.06)	(0.02)	(0.03)	—
Net realized gain	(0.04)		(0.82)	(0.15)	—	—

Total dividends and distributions	(0.16)		(0.88)	(0.17)	(0.03)	—

Net asset value, end of period	$9.68		$12.27	$14.06	$11.98	$10.69

Total return[3]	(20.16%	)[4]	(6.07% )	18.82% [4]	12.32%	(6.31%	)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,138		$21,763	$28,046	$29,544	$31,777
Ratio of expenses to average net assets[5]	2.12%		2.12%	2.11%	2.23%	2.31%
Ratio of expenses to average net assets prior to fees waived[5]	2.14%		2.12%	2.11%	2.23%	2.31%
Ratio of net investment income (loss) to average net assets	0.87%		0.55%	0.15%	0.18%	(0.01%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.85%		0.55%	0.15%	0.18%	(0.01%	)
Portfolio turnover	51%		63%	52%	68%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	115

Financial highlights

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20		3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$12.68		$14.52	$12.35	$11.02	$11.74

Income (loss) from investment operations:
Net investment income[1]	0.24		0.21	0.16	0.14	0.11
Net realized and unrealized gain (loss)	(2.63)		(1.02)	2.31	1.32	(0.74)

Total from investment operations	(2.39)		(0.81)	2.47	1.46	(0.63)

Less dividends and distributions from:
Net investment income	(0.25)		(0.21)	(0.15)	(0.13)	(0.09)
Net realized gain	(0.04)		(0.82)	(0.15)	—	—

Total dividends and distributions	(0.29)		(1.03)	(0.30)	(0.13)	(0.09)

Net asset value, end of period	$10.00		$12.68	$14.52	$12.35	$11.02

Total return[2]	(19.44%	)[3]	(5.09% )	20.05% [3]	13.36%	(5.38%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,933		$524,925	$629,934	$525,431	$542,055
Ratio of expenses to average net assets[4]	1.12%		1.12%	1.11%	1.23%	1.31%
Ratio of expenses to average net assets prior to fees waived[4]	1.14%		1.12%	1.11%	1.23%	1.31%
Ratio of net investment income to average net assets	1.87%		1.55%	1.15%	1.18%	0.99%
Ratio of net investment income to average net assets prior to fees waived	1.85%		1.55%	1.15%	1.18%	0.99%
Portfolio turnover	51%		63%	52%	68%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18		3/31/17		3/31/16
Net asset value, beginning of period	$16.70	$17.22	$16.84		$14.97		$17.00

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.03)	(0.06)		(0.06)		(0.10)
Net realized and unrealized gain (loss)	(0.53)	1.82	3.70		2.52		(0.20)

Total from investment operations	(0.60)	1.79	3.64		2.46		(0.30)

Less dividends and distributions from:
Net realized gain	(0.59)	(2.31)	(3.26)		(0.59)		(1.73)

Total dividends and distributions	(0.59)	(2.31)	(3.26)		(0.59)		(1.73)

Net asset value, end of period	$15.51	$16.70	$17.22		$16.84		$14.97

Total return[2]	(4.03% )	11.60%	22.17%	[3]	16.83%	[3]	(2.27%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,363	$29,605	$32,254		$32,215		$33,787
Ratio of expenses to average net assets[4]	1.24%	1.25%	1.26%		1.35%		1.42%
Ratio of expenses to average net assets prior to fees waived[4]	1.24%	1.25%	1.26%		1.38%		1.44%
Ratio of net investment loss to average net assets	(0.38% )	(0.19% )	(0.31%	)	(0.35%	)	(0.62%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.38% )	(0.19% )	(0.31%	)	(0.38%	)	(0.64%	)
Portfolio turnover	29%	25%	77%	[5]	52%		88%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	117

Financial highlights

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18		3/31/17		3/31/16
Net asset value, beginning of period	$13.68	$14.62	$14.81		$13.34		$15.44

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.14)	(0.17)		(0.15)		(0.20)
Net realized and unrealized gain (loss)	(0.41)	1.51	3.24		2.21		(0.17)

Total from investment operations	(0.57)	1.37	3.07		2.06		(0.37)

Less dividends and distributions from:
Net realized gain	(0.59)	(2.31)	(3.26)		(0.59)		(1.73)

Total dividends and distributions	(0.59)	(2.31)	(3.26)		(0.59)		(1.73)

Net asset value, end of period	$12.52	$13.68	$14.62		$14.81		$13.34

Total return[2]	(4.71% )	10.74%	21.30%	[3]	15.88%	[3]	(2.98%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,237	$83,010	$97,658		$105,082		$114,907
Ratio of expenses to average net assets[4]	1.99%	2.00%	2.01%		2.10%		2.17%
Ratio of expenses to average net assets prior to fees waived[4]	1.99%	2.00%	2.01%		2.13%		2.19%
Ratio of net investment loss to average net assets	(1.13% )	(0.94% )	(1.06%	)	(1.10%	)	(1.37%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.13% )	(0.94% )	(1.06%	)	(1.13%	)	(1.39%	)
Portfolio turnover	29%	25%	77%	[5]	52%		88%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18		3/31/17		3/31/16
Net asset value, beginning of period	$18.13	$18.46	$17.81		$15.76		$17.76

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.01	(0.01)		(0.02)		(0.06)
Net realized and unrealized gain (loss)	(0.59)	1.97	3.92		2.66		(0.21)

Total from investment operations	(0.61)	1.98	3.91		2.64		(0.27)

Less dividends and distributions from:
Net realized gain	(0.59)	(2.31)	(3.26)		(0.59)		(1.73)

Total dividends and distributions	(0.59)	(2.31)	(3.26)		(0.59)		(1.73)

Net asset value, end of period	$16.93	$18.13	$18.46		$17.81		$15.76

Total return[2]	(3.77% )	11.86%	22.50%	[3]	17.14%	[3]	(2.00%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,392,797	$1,563,552	$1,610,343		$1,348,419		$1,356,335
Ratio of expenses to average net assets[4]	0.99%	1.00%	1.01%		1.10%		1.17%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	1.00%	1.01%		1.13%		1.19%
Ratio of net investment income (loss) to average net assets	(0.13% )	0.06%	(0.06%	)	(0.10%	)	(0.37%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.13% )	0.06%	(0.06%	)	(0.13%	)	(0.39%	)
Portfolio turnover	29%	25%	77%	[5]	52%		88%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of ClearBridge Investments, LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	119

Financial highlights

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$15.83	$15.89	$15.42	$15.13	$16.01

Income (loss) from investment operations:
Net investment income[1]	0.20	0.19	0.17	0.17	0.17
Net realized and unrealized gain (loss)	(2.37)	0.38	1.19	2.04	(0.89)

Total from investment operations	(2.17)	0.57	1.36	2.21	(0.72)

Less dividends and distributions from:
Net investment income	(0.20)	(0.18)	(0.16)	(0.18)	(0.16)
Net realized gain	(0.24)	(0.45)	(0.73)	(1.74)	—

Total dividends and distributions	(0.44)	(0.63)	(0.89)	(1.92)	(0.16)

Net asset value, end of period	$13.22	$15.83	$15.89	$15.42	$15.13

Total return[2]	(14.37% )	3.79%	8.68%	14.99% [3]	(4.54%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,123	$23,742	$26,448	$28,739	$30,502
Ratio of expenses to average net assets[4]	1.20%	1.20%	1.21%	1.33%	1.40%
Ratio of expenses to average net assets prior to fees waived[4]	1.20%	1.20%	1.21%	1.34%	1.41%
Ratio of net investment income to average net assets	1.19%	1.23%	1.05%	1.06%	1.07%
Ratio of net investment income to average net assets prior to fees waived	1.19%	1.23%	1.05%	1.05%	1.06%
Portfolio turnover	23%	22%	25%	82% [5]	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Rothschild & Co replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$15.65	$15.69	$15.25	$14.99	$15.85

Income (loss) from investment operations:
Net investment income[1]	0.07	0.07	0.05	0.05	0.05
Net realized and unrealized gain (loss)	(2.35)	0.38	1.17	2.01	(0.87)

Total from investment operations	(2.28)	0.45	1.22	2.06	(0.82)

Less dividends and distributions from:
Net investment income	(0.07)	(0.04)	(0.05)	(0.06)	(0.04)
Net realized gain	(0.24)	(0.45)	(0.73)	(1.74)	—

Total dividends and distributions	(0.31)	(0.49)	(0.78)	(1.80)	(0.04)

Net asset value, end of period	$13.06	$15.65	$15.69	$15.25	$14.99

Total return[2]	(15.04% )	3.05%	7.82%	14.13% [3]	(5.19%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,036	$69,415	$82,610	$95,495	$103,693
Ratio of expenses to average net assets[4]	1.95%	1.95%	1.96%	2.08%	2.15%
Ratio of expenses to average net assets prior to fees waived[4]	1.95%	1.95%	1.96%	2.09%	2.16%
Ratio of net investment income to average net assets	0.44%	0.48%	0.30%	0.31%	0.32%
Ratio of net investment income to average net assets prior to fees waived	0.44%	0.48%	0.30%	0.30%	0.31%
Portfolio turnover	23%	22%	25%	82% [5]	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Rothschild & Co replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	121

Financial highlights

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$15.87	$15.93	$15.46	$15.16	$16.04

Income (loss) from investment operations:
Net investment income[1]	0.24	0.23	0.21	0.20	0.20
Net realized and unrealized gain (loss)	(2.38)	0.38	1.19	2.06	(0.89)

Total from investment operations	(2.14)	0.61	1.40	2.26	(0.69)

Less dividends and distributions from:
Net investment income	(0.24)	(0.22)	(0.20)	(0.22)	(0.19)
Net realized gain	(0.24)	(0.45)	(0.73)	(1.74)	—

Total dividends and distributions	(0.48)	(0.67)	(0.93)	(1.96)	(0.19)

Net asset value, end of period	$13.25	$15.87	$15.93	$15.46	$15.16

Total return[2]	(14.19% )	4.08%	8.90%	15.30% [3]	(4.29%	)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,217,465	$1,474,723	$1,372,505	$1,217,722	$1,129,606
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.96%	1.08%	1.15%
Ratio of expenses to average net assets prior to fees waived[4]	0.95%	0.95%	0.96%	1.09%	1.16%
Ratio of net investment income to average net assets	1.44%	1.48%	1.30%	1.31%	1.32%
Ratio of net investment income to average net assets prior to fees waived	1.44%	1.48%	1.30%	1.30%	1.31%
Portfolio turnover	23%	22%	25%	82% [5]	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Rothschild & Co replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$13.43	$15.51	$13.31	$10.95		$15.37

Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.17)	(0.16)	(0.14)		(0.15)
Net realized and unrealized gain (loss)	(1.77)	1.20	3.03	2.50		(2.26)

Total from investment operations	(1.92)	1.03	2.87	2.36		(2.41)

Less dividends and distributions from:
Return of capital	—	—	—	—		— [2]
Net realized gain	(1.34)	(3.11)	(0.67)	—		(2.01)

Total dividends and distributions	(1.34)	(3.11)	(0.67)	—		(2.01)

Net asset value, end of period	$10.17	$13.43	$15.51	$13.31		$10.95

Total return[3]	(16.32% )	8.69%	21.88%	21.55%		(16.77% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,241	$4,788	$5,414	$5,293		$5,040
Ratio of expenses to average net assets[4]	1.54%	1.54%	1.55%	1.58%		1.66%
Ratio of expenses to average net assets prior to fees waived[4]	1.63%	1.65%	1.63%	1.79%		1.85%
Ratio of net investment loss to average net assets	(1.11% )	(1.11% )	(1.07% )	(1.16%	)	(1.09% )
Ratio of net investment loss to average net assets prior to fees waived	(1.20% )	(1.22% )	(1.15% )	(1.37%	)	(1.28% )
Portfolio turnover	93%	82%	89%	180%	[5]	104%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $108 were made by the Fund’s Class A shares, which calculated to $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	123

Financial highlights

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$10.94	$13.32	$11.59	$9.61		$13.86

Income (loss) from investment operations:
Net investment loss[1]	(0.20)	(0.24)	(0.23)	(0.20)		(0.22)
Net realized and unrealized gain (loss)	(1.38)	0.97	2.63	2.18		(2.02)

Total from investment operations	(1.58)	0.73	2.40	1.98		(2.24)

Less dividends and distributions from:
Return of capital	—	—	—	—		— [2]
Net realized gain	(1.34)	(3.11)	(0.67)	—		(2.01)

Total dividends and distributions	(1.34)	(3.11)	(0.67)	—		(2.01)

Net asset value, end of period	$8.02	$10.94	$13.32	$11.59		$9.61

Total return[3]	(16.95% )	7.81%	21.06%	20.60%		(17.39% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,353	$13,510	$15,925	$16,668		$16,972
Ratio of expenses to average net assets[4]	2.29%	2.29%	2.30%	2.33%		2.41%
Ratio of expenses to average net assets prior to fees waived[4]	2.38%	2.40%	2.38%	2.54%		2.60%
Ratio of net investment loss to average net assets	(1.86% )	(1.86% )	(1.82% )	(1.91%	)	(1.84% )
Ratio of net investment loss to average net assets prior to fees waived	(1.95% )	(1.97% )	(1.90% )	(2.12%	)	(2.03% )
Portfolio turnover	93%	82%	89%	180%	[5]	104%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $416 were made by the Fund’s Class C shares, which calculated to $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$14.69	$16.63	$14.19	$11.65		$16.17

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.14)	(0.13)	(0.12)		(0.12)
Net realized and unrealized gain (loss)	(1.98)	1.31	3.24	2.66		(2.39)

Total from investment operations	(2.10)	1.17	3.11	2.54		(2.51)

Less dividends and distributions from:
Return of capital	—	—	—	—		— [2]
Net realized gain	(1.34)	(3.11)	(0.67)	—		(2.01)

Total dividends and distributions	(1.34)	(3.11)	(0.67)	—		(2.01)

Net asset value, end of period	$11.25	$14.69	$16.63	$14.19		$11.65

Total return[3]	(16.14% )	8.97%	22.22%	21.80%		(16.54% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,140	$494,476	$494,894	$420,279		$440,683
Ratio of expenses to average net assets[4]	1.29%	1.29%	1.30%	1.33%		1.41%
Ratio of expenses to average net assets prior to fees waived[4]	1.38%	1.40%	1.38%	1.54%		1.60%
Ratio of net investment loss to average net assets	(0.86% )	(0.86% )	(0.82% )	(0.91%	)	(0.84% )
Ratio of net investment loss to average net assets prior to fees waived	(0.95% )	(0.97% )	(0.90% )	(1.12%	)	(1.03% )
Portfolio turnover	93%	82%	89%	180%	[5]	104%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $8,916 were made by the Fund’s Institutional Class shares, which calculated to $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	125

Financial highlights

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$12.14	$13.66	$13.77	$11.53	$13.64

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.11	0.06	0.08	(0.04)
Net realized and unrealized gain (loss)	(3.50)	(0.69)	0.59	2.21	(1.58)

Total from investment operations	(3.40)	(0.58)	0.65	2.29	(1.62)

Less dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.07)	(0.05)	—
Return of capital	—	—	—	—	— [2]
Net realized gain	(0.27)	(0.88)	(0.69)	—	(0.49)

Total dividends and distributions	(0.38)	(0.94)	(0.76)	(0.05)	(0.49)

Net asset value, end of period	$8.36	$12.14	$13.66	$13.77	$11.53

Total return[3]	(29.10% )	(3.83% )	4.59%	19.84%	(11.96% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,970	$3,266	$3,856	$4,279	$4,302
Ratio of expenses to average net assets[4]	1.47%	1.46%	1.48%	1.51%	1.61%
Ratio of expenses to average net assets prior to fees waived[4]	1.52%	1.54%	1.54%	1.71%	1.75%
Ratio of net investment income (loss) to average net assets	0.79%	0.87%	0.40%	0.64%	(0.35% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.74%	0.79%	0.34%	0.44%	(0.49% )
Portfolio turnover	33%	32%	31%	30%	90%[5]

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $325 were made by the Fund’s Class A shares, which calculated to $0.001 per share
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17		3/31/16
Net asset value, beginning of period	$10.54	$12.01	$12.21	$10.27		$12.30

Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	0.01	(0.04)	(0.01)		(0.12)
Net realized and unrealized gain (loss)	(3.02)	(0.60)	0.53	1.95		(1.42)

Total from investment operations	(3.02)	(0.59)	0.49	1.94		(1.54)

Less dividends and distributions from:
Net investment income	(0.03)	—	—	—		—
Return of capital	—	—	—	—		— [3]
Net realized gain	(0.27)	(0.88)	(0.69)	—		(0.49)

Total dividends and distributions	(0.30)	(0.88)	(0.69)	—		(0.49)

Net asset value, end of period	$7.22	$10.54	$12.01	$12.21		$10.27

Total return[4]	(29.65% )	(4.50% )	3.85%	18.89%		(12.62% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,042	$9,508	$12,030	$14,268		$15,136
Ratio of expenses to average net assets[5]	2.22%	2.21%	2.23%	2.26%		2.36%
Ratio of expenses to average net assets prior to fees waived[5]	2.27%	2.29%	2.29%	2.46%		2.50%
Ratio of net investment income (loss) to average net assets	0.04%	0.12%	(0.35% )	(0.11%	)	(1.10% )
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.01% )	0.04%	(0.41% )	(0.31%	)	(1.24% )
Portfolio turnover	33%	32%	31%	30%		90%[6]

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	For the year ended March 31, 2016, return of capital distribution of $1,284 were made by the Fund’s Class C shares, which calculated to $0.001 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	127

Financial highlights

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$12.90	$14.45	$14.52	$12.16	$14.31

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.16	0.10	0.12	(0.01)
Net realized and unrealized gain (loss)	(3.73)	(0.73)	0.63	2.32	(1.65)

Total from investment operations	(3.59)	(0.57)	0.73	2.44	(1.66)

Less dividends and distributions from:
Net investment income	(0.14)	(0.10)	(0.11)	(0.08)	—
Return of capital	—	—	—	—	— [2]
Net realized gain	(0.27)	(0.88)	(0.69)	—	(0.49)

Total dividends and distributions	(0.41)	(0.98)	(0.80)	(0.08)	(0.49)

Net asset value, end of period	$8.90	$12.90	$14.45	$14.52	$12.16

Total return[3]	(28.92% )	(3.55% )	4.87%	20.05%	(11.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$366,656	$506,814	$442,808	$406,327	$441,150
Ratio of expenses to average net assets[4]	1.22%	1.21%	1.23%	1.26%	1.36%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.29%	1.29%	1.46%	1.50%
Ratio of net investment income (loss) to average net assets	1.04%	1.12%	0.65%	0.89%	(0.10% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.99%	1.04%	0.59%	0.69%	(0.24% )
Portfolio turnover	33%	32%	31%	30%	90%[5]

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $31,607 were made by the Fund’s Institutional Class shares, which calculated to $0.001 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Optimum Fund Trust

March 31, 2020

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year.

(continues	)	129

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2020 and for all open tax years (years ended March 31, 2017–March 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2020, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2020, and matured by April 2, 2020.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2020, the Fund had average reverse repurchase agreements of $668,066 for which it paid interest at an average rate of 1.89%. At March 31, 2020, there were no open reverse repurchase agreements in the Fund.

Short Sales — Optimum Large Cap Value Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out. At March 31, 2020, there were no open short sales in the Fund.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At March 31, 2020, the Fund received $17,792,000 cash collateral for TBA trades, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Mortgage Dollar Rolls — Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.“ The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the ”Statements of operations“ under ”Custodian fees“ with the corresponding expenses offset included under ”Less expenses paid indirectly.“ For the year ended March 31, 2020, each Fund earned the following amounts under this arrangement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$80,154	$3,001	$2,842	$1,642	$2,342	$2,055

(continues	)	131

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the ”Statements of operations“ under ”Dividend disbursing and transfer agent fees and expenses“ with the corresponding expenses offset included under ”Less expenses paid indirectly.“ For the year ended March 31, 2020, each Fund earned the following amounts under this arrangement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$837	$782	$926	$917	$897	$902

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian) and EARNEST Partners LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price) and ClearBridge Investments, LLC (ClearBridge); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Rothschild & Co (Rothschild); Optimum Small-Mid Cap Growth Fund – Columbus Circle Investors (CCI) and Peregrine Capital Management, LLC (PCM); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Westwood Management Corp. (Westwood).

For the year ended March 31, 2020, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$2,916,293	$2,170,603	$5,812,413	$4,848,867	$2,517,264	$2,744,237

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the following percentage of each Fund’s average daily net assets. These expense waivers and reimbursements may only be terminated by agreement of DMC and each Fund. These waivers and reimbursements are accrued daily and received monthly.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum) for the period
July 29, 2019 –
July 29, 2020	0.85%	1.12%	1.02%	0.97%	1.29%	1.22%
Operating expense limitation as a percentage of average daily net assets (per annum) for the period
July 27, 2018 –
July 28, 2019	0.85%	1.12%	1.02%	0.97%	1.29%	1.21%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services the Funds pay DIFSC an asset-based fee,

(continues	)	133

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the ”Statements of operations“ under ”Accounting fees.“ For the year ended March 31, 2020, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

$168,084	$40,214	$118,759	$112,348	$38,304	$39,303

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. The fee is calculated daily and paid monthly. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the ”Statements of operations“ under ”Dividend disbursing and transfer agent fees and expenses.“

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. Institutional Class shares do not pay 12b-1 fees. The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

For the year ended March 31, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

$29,449	$839	$2,501	$2,147	$524	$189

For the year ended March 31, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

$1,908	$369	$641	$728	$81	$118

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2020, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Optimum International Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Value Fund did not engage in Rule 17a-7 securities purchases and/or securities sales for the year ended March 31, 2020. Pursuant to these procedures, for the year ended March 31, 2020, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:

	Optimum Fixed Income Fund	Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Growth Fund

Purchases	$ —	$136,013	$696,057
Sales	820,495	—	341,872
Net realized loss	(9,181)	—	(17,814)

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

3. Investments

For the year ended March 31, 2020, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases other than US government securities	$1,259,824,196	$270,155,758	$492,108,748	$370,538,550	$468,208,626	$185,718,627
Purchases of US government securities	9,706,960,621	—	—	—	—	—
Sales other than US government securities	1,212,941,208	284,102,035	646,912,171	409,415,461	487,085,337	172,392,086
Sales of US government securities	9,123,157,405	—	—	—	—	—

(continues	)	135

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purpose for each Fund were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Cost of investments and derivatives	$3,283,971,351	$523,251,380	$1,236,039,538	$1,275,884,615	$455,943,362	$513,632,930

Aggregate unrealized appreciation of investments and derivatives	$95,631,584	$35,489,639	$360,348,999	$168,728,783	$44,553,736	$17,921,751
Aggregate unrealized depreciation of investments and derivatives	(91,195,135)	(117,755,895)	(115,182,914)	(162,185,936)	(83,094,520)	(156,700,542)

Net unrealized appreciation (depreciation) of investments and derivatives	$4,436,449	$(82,266,256)	$245,166,085	$6,542,847	$(38,540,784)	$(138,778,791)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2020:

		Optimum Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$1,406,077,951	$—	$1,406,077,951
Corporate Debt	—	903,576,587	—	903,576,587
Foreign Debt	—	40,456,508	—	40,456,508
Municipal Bonds	—	15,993,939	—	15,993,939
Loan Agreements	—	43,526,375	—	43,526,375
Common Stock	—	—	—	—
Preferred Stock	—	623,935	—	623,935
US Treasury Obligations	—	770,245,788	—	770,245,788
Short-Term Investments[1]	32,385,200	80,500,000	—	112,885,200
Options Purchased	—	88,182	—	88,182

Total Value of Securities Before Options Written	$32,385,200	$3,261,089,265	$—	$3,293,474,465

Liabilities:

Options Written	$—	$(88,977)	$—	$(88,977)

Derivatives[2]

Assets:
Foreign Currency Exchange Contracts	$—	$788,855	$—	$788,855
Futures Contracts	6,032,202	—	—	6,032,202
Swap Contracts	—	1,469,279	—	1,469,279
Liabilities:
Foreign Currency Exchange Contracts	—	(2,489,909)	—	(2,489,909)
Futures Contracts	(3,830,791)	—	—	(3,830,791)
Swap Contracts	—	(6,947,325)	—	(6,947,325)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total

Short-Term Investments	65.98%	34.02%	—	100.00%

2Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

(continues	)	137

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum International Fund

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Australia	$5,772,765	$6,358,625	$—	$12,131,390
Austria	—	6,592,191	—	6,592,191
Belgium	87,184	3,229,086	—	3,316,270
Brazil	5,562,223	—	—	5,562,223
Cambodia	—	18,221	—	18,221
Canada	19,015,898	—	—	19,015,898
Chile	2,958,897	—	—	2,958,897
China/Hong Kong	7,041,509	51,138,580	—	58,180,089
Colombia	2,152,311	—	—	2,152,311
Czech Republic	—	1,074,711	—	1,074,711
Denmark	—	3,612,183	—	3,612,183
Finland	—	125,859	—	125,859
France	—	15,535,813	—	15,535,813
Germany	—	18,710,550	—	18,710,550
Greece	—	47,919	—	47,919
Hungary	—	1,514,642	—	1,514,642
India	6,796,880	61,004	—	6,857,884
Ireland	9,233,992	—	—	9,233,992
Israel	7,162,618	9,653,231	—	16,815,849
Italy	—	6,129,647	—	6,129,647
Japan	—	53,758,782	—	53,758,782
Luxembourg	—	4,164,107	—	4,164,107
Malaysia	—	163,268	—	163,268
Mexico	2,370,421	—	—	2,370,421
Netherlands	17,001	24,352,535	—	24,369,536
New Zealand	—	1,187,510	—	1,187,510
Norway	3,003,734	6,032,684	—	9,036,418
Philippines	—	40,625	—	40,625
Poland	—	426,564	—	426,564
Portugal	—	28,400	—	28,400
Republic of Korea	1,664,095	19,781,996	—	21,446,091
Russia	—	100,643	—	100,643
Singapore	—	5,190,584	—	5,190,584
South Africa	77,480	220,867	—	298,347
Spain	2,861,871	5,346,982	—	8,208,853
Sweden	—	2,208,162	—	2,208,162
Switzerland	7,999,699	20,717,888	—	28,717,587
Taiwan	—	22,016,621	—	22,016,621
Thailand	—	2,202,815	—	2,202,815
Turkey	702,466	1,447,846	—	2,150,312
Ukraine	—	1,121,105	—	1,121,105
United Arab Emirates	—	289,989	—	289,989
United Kingdom	213,327	28,705,390	—	28,918,717
United States	10,093,382	—	359,194	10,452,576
Short-Term Investments	5,944,102	—	—	5,944,102
Securities Lending Collateral	—	16,586,514	—	16,586,514

Total Value of Securities	$100,731,855	$339,894,139	$359,194	$440,985,188

		Optimum International Fund
	Level 1	Level 2	Level 3	Total
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$12	$—	$12
Liabilities:
Foreign Currency Exchange Contracts	—	(76)	—	(76)
1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$216,307,433	$6,806,182	$—	$223,113,615
Consumer Discretionary	252,307,086	—	—	252,307,086
Consumer Staples	28,006,600	—	—	28,006,600
Energy	7,593,376	—	—	7,593,376
Financials	36,796,415	—	—	36,796,415
Healthcare	194,815,367	3,954,756	—	198,770,123
Industrials	133,572,759	—	—	133,572,759
Information Technology	518,688,517	5,146,040	—	523,834,557
Materials	15,539,003	—	—	15,539,003
Real Estate	15,739,164	—	—	15,739,164
Utilities	4,490,110	—	—	4,490,110
Convertible Preferred Stock	—	—	4,735,967	4,735,967
Short-Term Investments	36,710,402	—	—	36,710,402

Total Value of Securities	$1,460,566,232	$15,906,978	$4,735,967	$1,481,209,177

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(3,554)	$—	$(3,554)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

(continues	)	139

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

	Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Communication Services	$97,100,115	$—	$97,100,115
Consumer Discretionary	19,801,918	—	19,801,918
Consumer Staples	81,946,241	30,098,057	112,044,298
Energy	45,363,727	—	45,363,727
Financials	300,558,051	—	300,558,051
Healthcare	224,340,591	3,889,539	228,230,130
Industrials	174,764,655	—	174,764,655
Information Technology	110,523,501	—	110,523,501
Materials	52,637,786	—	52,637,786
Real Estate	32,145,395	—	32,145,395
Utilities	92,341,967	—	92,341,967
Short-Term Investments	16,915,919	—	16,915,919

Total Value of Securities	$1,248,439,866	$33,987,596	$1,282,427,462

	Optimum Small-Mid Cap Growth Fund
	Level 1	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$5,553,233	$—	$5,553,233
Consumer Cyclical	2,551,666	—	2,551,666
Consumer Discretionary	43,121,287	550,328	43,671,615
Consumer Staples	6,127,598	—	6,127,598
Energy	1,000,259	—	1,000,259
Financials	30,141,629	—	30,141,629
Healthcare	116,281,408	—	116,281,408
Industrials	63,116,839	—	63,116,839
Information Technology	131,183,370	—	131,183,370
Materials	6,306,461	—	6,306,461
Real Estate	1,780,443	—	1,780,443
Convertible Preferred Stock	—	1,127,939	1,127,939
Short-Term Investments	8,560,118	—	8,560,118

Total Value of Securities	$415,724,311	$1,678,267	$417,402,578

	Optimum Small-Mid Cap Value Fund
		Level 1
Securities
Assets:
Common Stock		$364,719,806
Short-Term Investments		10,134,333

Total Value of Securities		$374,854,139

Securities valued at zero on the ”Schedules of investments“ are considered to be Level 3 investments in these tables.

As a result of utilizing international fair value pricing at March 31, 2020, a portion of Optimum International Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Funds’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year. There were no Level 3 investments during the year ended March 31, 2020 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2020 and 2019 were as follows:

Year ended March 31, 2020

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$76,684,769	$10,230,184	$1,269,941	$23,390,255	$—	$5,729,379
Long-term capital gains	—	1,481,477	52,025,694	22,584,049	46,674,754	10,966,880

Total	$76,684,769	$11,711,661	$53,295,635	$45,974,304	$46,674,754	$16,696,259

Year ended March 31, 2019
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$53,756,210	$11,516,874	$14,693,064	$22,094,176	$9,660,035	$5,391,640
Long-term capital gains	—	29,894,421	178,069,913	40,503,856	80,048,529	30,875,465

Total	$53,756,210	$41,411,295	$192,762,977	$62,598,032	$89,708,564	$36,267,105

(continues	)	141

Notes to financial statements

Optimum Fund Trust

5. Components of Net Assets on a Tax Basis

As of March 31, 2020, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$2,441,162,137	$500,232,061	$1,159,579,444
Undistributed ordinary income	43,985,496	2,378,340	—
Undistributed long-term capital gains	—	6,847,593	74,896,177
Qualified late year loss deferral	—	—	(1,245,154)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	4,436,449	(82,266,256)	245,166,085

Net assets	$2,489,584,082	$427,191,738	$1,478,396,552

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Share of beneficial interest	$1,264,814,882	$435,647,296	$514,456,422
Undistributed ordinary income	4,717,230	—	1,986,266
Undistributed long-term capital gains	8,548,702	22,786,086	—
Qualified late year loss deferral	—	(1,158,347)	(2,995,567)
Unrealized appreciation (depreciation) of investments and foreign currencies	6,542,847	(38,540,784)	(138,778,791)

Net assets	$1,284,623,661	$418,734,251	$ 374,668,330

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, partnership interest and deemed dividend income.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2020 through March 31, 2020 and Nov. 1, 2019 through March 31, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2020, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Distributable earnings	$—	$—	$1,835,193	$—	$4,513,599	$—
Paid-in capital	—	—	(1,835,193)	—	(4,513,599)	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2020, Optimum Fixed Income Fund utilized $28,892,499 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund

	Year ended		Year ended		Year ended
	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19
Shares sold:
Class A	99,307	188,268	29,664	25,079	27,776	38,939
Class C	427,411	630,924	79,516	55,253	50,010	68,870
Institutional Class	41,078,600	69,792,050	6,252,880	7,608,435	10,786,020	13,680,802
Shares issued upon reinvestment of dividends and distributions:
Class A	75,769	61,708	9,908	46,090	50,214	242,655
Class C	194,209	131,714	19,031	129,826	213,857	984,572
Institutional Class	7,705,908	5,726,909	865,351	3,309,858	2,533,369	10,611,468

	49,581,204	76,531,573	7,256,350	11,174,541	13,661,246	25,627,306

Shares redeemed:
Class A	(422,469)	(660,778)	(101,947)	(96,717)	(409,222)	(381,417)
Class C	(1,506,687)	(2,264,676)	(307,757)	(406,128)	(1,279,915)	(1,664,422)
Institutional Class	(40,696,765)	(38,873,248)	(7,847,584)	(12,886,082)	(17,288,342)	(25,281,543)

	(42,625,921)	(41,798,702)	(8,257,288)	(13,388,927)	(18,977,479)	(27,327,382)

Net increase (decrease)	6,955,283	34,732,871	(1,000,938)	(2,214,386)	(5,316,233)	(1,700,076)

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund

	Year ended		Year ended		Year ended
	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19
Shares sold:
Class A	34,211	48,020	8,470	10,569	14,917	9,354
Class C	80,064	99,438	13,386	17,897	59,504	18,484
Institutional Class	13,269,139	16,680,986	5,366,655	5,140,284	7,472,621	11,721,860
Shares issued upon reinvestment of dividends and distributions:
Class A	33,400	62,073	32,188	75,976	6,835	21,042
Class C	70,891	146,453	144,464	305,320	21,846	75,223
Institutional Class	2,534,493	3,968,965	3,184,389	6,429,203	1,194,101	2,886,088

	16,022,198	21,005,935	8,749,552	11,979,249	8,769,824	14,732,051

Shares redeemed:
Class A	(271,716)	(274,476)	(78,586)	(79,117)	(54,972)	(43,747)
Class C	(755,122)	(1,073,369)	(226,952)	(284,506)	(146,488)	(193,155)
Institutional Class	(16,840,601)	(13,848,116)	(6,132,923)	(7,663,370)	(6,741,374)	(5,969,407)

	(17,867,439)	(15,195,961)	(6,438,461)	(8,026,993)	(6,942,834)	(6,206,309)

Net increase (decrease)	(1,845,241)	5,809,974	2,311,091	3,952,256	1,826,990	8,525,742

(continues	)	143

Notes to financial statements

Optimum Fund Trust

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the previous page and the ”Statements of changes in net assets.“ For the years ended March 31, 2020 and 2019 each Fund had the following exchange transactions:

	Year ended
	3/31/20
			Exchange
	Exchange Redemptions		Subscriptions
	Class A	Class C	Institutional Class
	Shares	Shares	Shares	Value
Optimum Fixed Income Fund	8,125	3,062	11,192	$108,165
Optimum International Fund	4,408	132	4,503	58,108
Optimum Large Cap Growth Fund	14,729	318	13,776	263,452
Optimum Large Cap Value Fund	12,545	266	12,777	213,257
Optimum Small-Mid Cap Growth Fund	1,993	56	1,861	27,404
Optimum Small-Mid Cap Value Fund	1,120	130	1,160	15,190

			Year ended
			3/31/19
	Exchange Redemptions			Exchange Subscriptions
	Class A	Class C	Institutional Class	Class A	Institutional Class
	Shares	Shares	Shares	Shares	Shares	Value
Optimum Fixed Income Fund	17,544	717	6,129	6,130	18,239	$225,363
Optimum International Fund	3,044	1,339	4,807	5,856	3,307	124,940
Optimum Large Cap Growth Fund	12,356	3,979	10,350	11,112	14,625	486,113
Optimum Large Cap Value Fund	10,550	3,831	9,927	9,965	14,271	395,302
Optimum Small-Mid Cap Growth Fund	1,640	888	2,596	3,146	1,901	86,651
Optimum Small-Mid Cap Value Fund	1,203	60	2,649	2,807	1,185	54,733

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. During the year ended March 31, 2020, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not use foreign currency exchange contracts. Optimum Fixed Income Fund received $1,140,000 cash collateral for open foreign currency exchange contracts, which is presented as cash collateral due to brokers on the ”Statements of assets and liabilities.“

During the year ended March 31, 2020, Optimum Fixed Income Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

During the year ended March 31, 2020, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Optimum International Fund also used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted securities collateral valued at $3,319,874 and $861,000 cash collateral as margin for open futures contracts. Securities collateral are presented on the ”Schedules of investments.“

During the year ended March 31, 2020, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2020, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund’s exposure to changes in foreign currencies, to adjust the Fund’s overall exposure to certain markets, and to receive premiums for writing options.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into

(continues	)	145

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2020, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2020, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2020, the notional value of the protection sold was EUR3,600,000 and USD74,316,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2020, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2020, net unrealized depreciation of the protection sold was $(1,579,544).

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2020, Optimum Fixed Income Fund used CDS contracts to hedge against credit events, to enhance total return, and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by Optimum Fixed Income Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Optimum Fixed Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2020, for bilateral derivative contracts, Optimum Fixed Income Fund posted $921,000 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $6,248,326 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts and $2,371,091 in securities collateral comprised of US treasury obligations for bilateral derivative contracts. At March 31, 2020, for bilateral derivative contracts, the Fund received $890,000 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” Cash collateral is included on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.”

Fair values of derivative instruments for Optimum Fixed Income Fund as of March 31, 2020 were as follows:

	Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts	$788,855	$—	$—	$788,855
Variation margin due from broker on futures contracts*	198,075	5,834,127	—	6,032,202
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	—	233,773	233,773
Variation margin due from brokers on centrally cleared interest rate swap contracts*	—	374,639	—	374,639
Unrealized appreciation of credit default swap contracts	—	—	860,867	860,867

Total	$986,930	$6,208,766	$1,094,640	$8,290,336

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Contracts	Credit Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(2,489,909)	$—	$—	$(2,489,909)
Variation margin due from broker on futures contracts*	(937,897)	(2,892,894)	—	(3,830,791)
Options written, at value	—	(88,977)	—	(88,977)
Variation margin due to brokers on centrally cleared credit default swap contracts*	—	—	(2,622,107)	(2,622,107)
Variation margin due to brokers on centrally cleared interest rate swap contracts*	—	(4,238,715)	—	(4,238,715)
Unrealized depreciation of credit default swap contracts	—	—	(86,503)	(86,503)

Total	$(3,427,806)	$(7,220,586)	$(2,708,610)	$(13,357,002)

*Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared CDS contracts, and centrally cleared swap contracts from the date the contracts were opened through March 31, 2020. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2020 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$3,480,544	$(1,392,666)	$—	$72,331	$—	$2,160,209
Equity contracts	—	87,600	(158,580)	163,336	—	92,356
Interest rate contracts	—	27,822,289	—	88,837	(13,563,607)	14,347,519
Credit contracts	—	—	—	6,737	(905,909)	(899,172)

Total	$3,480,544	$26,517,223	$(158,580)	$331,241	$(14,469,516)	$15,700,912

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Contracts	Total
Currency contracts	$(2,938,215)	$200,347	$—	$—	$—	$(2,737,868)
Equity contracts	—	(116,788)	—	—	—	(116,788)
Interest rate contracts	—	(2,334,103)	1,865	19,805	(843,170)	(3,155,603)
Credit contracts	—	—	(22,601)	(6,614)	(2,322,091)	(2,351,306)

Total	$(2,938,215)	$(2,250,544)	$(20,736)	$13,191	$(3,165,261)	$(8,361,565)

During the year ended March 31, 2020, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2020:

	Long Derivative Volume
	Optimum		Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap		Large Cap
	Fund		Fund		Growth Fund		Value Fund
Foreign currency exchange contracts (average notional value)	USD	21,876,392	USD	573,838	USD	30,781	USD	40,693
Futures contracts (average notional value)		455,529,333		—		—		—
Options contracts (average notional value)*		14,891		—		—		—
CDS contracts (average notional value)**	USD	4,899,040		—		—		—
Interest rate swap contracts (average notional value)***	CAD	3,537,945		—		—		—
	GBP	25,479,842		—		—		—
	USD	12,111,858		—		—		—

	Short Derivative Volume
	Optimum		Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap		Large Cap
	Fund		Fund		Growth Fund		Value Fund
Foreign currency exchange contracts (average notional value)	USD	82,721,727	USD	541,177	USD	42,552	USD	9,748
Futures contracts (average notional value)		202,727,722		—		—		—
Options contracts (average notional value)*		48,900		—		—		—
CDS contracts (average notional value)**	EUR	2,150,198		—		—		—
	USD	37,656,415		—		—		—
Interest rate swap contracts (average notional value)***	GBP	21,920,158		—		—		—
	JPY	4,231,422,925		—		—		—
	USD	163,979,684		—		—		—

*Long represents purchased options and short represents written options.

**Long represents buying protection and short represents selling protection.

***Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

(continues	)	149

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

At March 31, 2020, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of America Merrill Lynch	$5,091	$(173,758)	$(168,667)
BNP Paribas	25,247	(19,176)	6,071
Citigroup	13,490	(2,053,194)	(2,039,704)
Deutsche Bank	948,543	(132,305)	816,238
Goldman Sachs	50,794	(22,601)	28,193
JPMorgan Chase Bank	626,362	(197,979)	428,383

Total	$1,669,527	$(2,599,013)	$(929,486)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$(168,667)	$—	$—	$168,667	$—	$—
BNP Paribas	6,071	—	(6,071)	—	—	—
Citigroup	(2,039,704)	—	—	2,039,704	—	—
Deutsche Bank	816,238	—	(120,000)	—	—	696,238
Goldman Sachs	28,193	—	—	—	—	28,193
JPMorgan Chase Bank	428,383	—	(428,383)	—	—	—

Total	$(929,486)	$—	$(554,454)	$2,208,371	$—	$724,431

	Optimum International Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of New York Mellon	$9	$(1)	$8
Brown Brothers Harriman	3	(75)	(72)

Total	$12	$(76)	$(64)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of New York Mellon	$8	$—	$—	$—	$—	$8
Brown Brothers Harriman	(72)	—	—	—	—	(72)

Total	$(64)	$—	$—	$—	$—	$(64)

	Optimum Large Cap Growth Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Citigroup	$—	$(2,982)	$(2,982)
State Street Bank	—	(572)	(572)

Total	$—	$(3,554)	$(3,554)

	Optimum Large Cap Growth Fund
		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received(a)	Collateral Pledged	Pledged	Net Exposure(b)
Citigroup	$(2,982)	$—	$—	$—	$—	$(2,982)
State Street Bank	(572)	—	—	—	—	(572)

Total	$(3,554)	$—	$—	$—	$—	$(3,554)

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2020, the following table is a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

	Optimum Fixed Income Fund
		Fair Value of
		Non-Cash	Cash
	Repurchase	Collateral	Collateral	Net Collateral	Net
Counterparty	Agreements	Received(a)	Received	Received	Exposure(b)
Barclays	$38,400,000	$(38,400,000)	$—	$(38,400,000)	$—
JPMorgan Chase Bank	42,100,000	(42,100,000)	—	(42,100,000)	—

Total	$80,500,000	$(80,500,000)	$—	$(80,500,000)	$—

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of March 31, 2020, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:

	Optimum Fixed Income Fund
		Cash	Cash
	TBA	Collateral	Collateral	Net
Counterparty	at Value	Received	Pledged	Exposure(b)
Morgan Stanley & Co. LLC	$733,143,357	$(17,792,000)	$—	$715,351,357
Wells Fargo	8,350,583	—	—	8,350,583

Total	$741,493,940.00	$(17,792,000.00)	$—	$723,701,940.00

(continues	)	151

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

Securities Lending

Securities lending transactions are entered into by Optimum International Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (see also Note 9).

As of March 31, 2020, the following table is a summary of Optimum International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

			Fair Value of
	Securities Loaned	Cash Collateral	Non-Cash Collateral
Counterparty	at Value	Received(a)	Received	Net Exposure(b)

The Bank of New York Mellon	$15,723,806	$(12,481,632)	$(3,242,174)	$—

(a)The value of the related collateral exceeded the value of the derivatives, repurchase agreements, and securities lending transactions as of March 31, 2020, as applicable.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedules of investments.” Securities purchased with cash collateral are valued at the market value. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the

Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount a Fund would be required to return to the borrowers of the securities and that Fund would be required to make up for this shortfall.

During the year ended March 31, 2020, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2020 for Optimum International Fund:

	Overnight
	and	Under	Between	Over
Securities Lending Transactions	Continuous	30 days	30 and 90 days	90 days	Total
Certificates of Deposit and Repurchase Agreements.	$16,586,514	$—	$—	$—	$16,586,514

At March 31, 2020, the value of securities on loan for Optimum International Fund was $15,723,806, for which the Fund received cash collateral of $16,577,277 and non-cash collateral with a fair value of $3,242,174. At March 31, 2020, the value of invested collateral was $16,586,514. Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby

(continues	)	153

Notes to financial statements

Optimum Fund Trust

10. Credit and Market Risk (continued)

financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2020. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A, 4(a)(2) and restricted securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. General Motors Term Loan Litigation

Optimum Fixed Income Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Fund was an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund previously recorded a contingent liability of $1,385,788 and an asset of $415,736 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liability reversed.

13. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

14. Subsequent Events

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply

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Notes to financial statements

Optimum Fund Trust

14. Subsequent Events (continued)

chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2020, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2020

We have served as the auditor of one or more investment companies in Optimum Fund Trust since 2010.

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2020, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	—	100.00%	100.00%	—
Optimum International Fund	12.65%	87.35%	100.00%	—
Optimum Large Cap Growth Fund	97.62%	2.38%	100.00%	100.00%
Optimum Large Cap Value Fund	49.12%	50.88%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	100.00%	—	100.00%	—
Optimum Small-Mid Cap Value Fund	65.68%	34.32%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
—	100.00%	100.00%	100.00%	—	100.00%

For the fiscal year ended March 31, 2020, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2020, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:

	Qualified Interest Income	Short-Term Capital Gain
Optimum Fixed Income Fund	$65,218,943	$49,162,871

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $1,207,341. The gross foreign source income earned during the fiscal year 2020 by the Fund was $17,743,975.

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Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Brett W. Wright[2] 2005 Market Street Philadelphia, PA 19103 February 1970	Trustee, President, and Chief Executive Officer	Since March 29, 2019	Head of Client Solutions Group, Macquarie Asset Management — Americas (2016-Present) Head of Third-Party Distribution — Macquarie Investment Management[3] (2014-2016) Western Division Sales Manager — Delaware Investments (2011-2014)	6	None

Robert Pettman[2] 2005 Market Street Philadelphia, PA 19103 June 1979	Trustee	Since June 21, 2019	Executive Vice President, Product and Platform Management (2005-present)	6	None
INDEPENDENT TRUSTEES
Robert J. Christian 2005 Market Street Philadelphia, PA 19103 February 1949	Chairman and Trustee	Chairman since March 19, 2009 Trustee since Nov. 1, 2007	Private Investor (2006-Present)	6	Trustee — FundVantage Trust (34 mutual funds) (2007-Present) Trustee — Third Avenue Trust (3 mutual funds) (2019-Present) Trustee — Third Avenue Variable Series Trust (1 mutual fund) (2019-Present)
Durant Adams Hunter 2005 Market Street Philadelphia, PA 19103 November 1948	Trustee	Since July 17, 2003	Managing Partner — Ridgeway Partners (Executive recruiting) (2004-Present)	6	None

Pamela J. Moret 2005 Market Street Philadelphia, PA 19103 February 1956	Trustee	Since Oct. 1, 2013	Private Investor (2015–Present) Chief Executive Officer — brightpeak financial (2011-2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	6	Director — Blue Cross Blue Shield of Minnesota (2014-Present)

Stephen P. Mullin 2005 Market Street Philadelphia, PA 19103 February 1956	Trustee	Since July 17, 2003	President — Econsult Solutions, Inc. (2013-Present) Senior Vice President — Econsult Corp. (Economic consulting) (2000-2012)	6	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1]Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Robert A. Rudell 2005 Market Street Philadelphia, PA 19103 September 1948	Trustee	Since July 17, 2003	Private Investor (2002-Present)	6	Director and Independent Chairman — Heartland Funds (3 mutual funds) (2005-Present)
Jon Socolofsky 2005 Market Street Philadelphia, PA 19103 March 1946	Trustee	Since July 17, 2003	Private Investor (2002-Present) President — H&S Enterprises of Minocqua, LLC (Commercial real estate developer) (2005-2019)	6	None
Susan M. Stalnecker 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since Dec. 14, 2016	Senior Advisor — Boston Consulting Group (2016-Present) Vice President — Productivity & Shared Services — E.I. du Pont de Nemours and Company (2012-2016) Vice President and Treasurer — E.I. du Pont de Nemours and Company (2006-2012)	6	Trustee — Duke University Health System, Audit Committee member (2010-Present) Director — Leidos (2016-Present) Director — Bioventus (2018-present)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management[3].	6	None[4]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President, Treasurer, and Chief Financial Officer	Since Sept. 20, 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management[3].	6	None[4]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President	Since Jan. 1, 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management[3].	6	None[4]

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

[4]

Messrs. Connor, Geatens, and Salus also serve in similar capacities for the Delaware Funds® by Macquarie, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

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About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Brett Wright

Head of Client Solutions Group, Macquarie Investment Management – Americas

Robert Pettman

Executive Vice President, Product and Platform Management

Robert J. Christian

Private Investor

Durant Adams Hunter

Managing Partner – Ridgeway Partners

Pamela J. Moret

Private Investor

Stephen P. Mullin

President – Econsult Solutions, Inc.

Robert A. Rudell

Private Investor

Jon Socolofsky

Private Investor

Susan M. Stalnecker

Senior Advisor – Boston Consulting Group

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Optimum Fund Trust

Philadelphia, PA

Daniel V. Geatens

Vice President, Treasurer,

and Chief Financial Officer

Optimum Fund Trust

Philadelphia, PA

Richard Salus

Senior Vice President

Optimum Fund Trust

Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust, Philadelphia, PA

National distributor

Delaware Distributors, L.P. Philadelphia, PA

Shareholder servicing, dividend disbursing, and transfer agent

Delaware Investments Fund Services Company

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders, securities dealers and financial institutions representatives only

800 914-0278

Website

optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Robert A. Rudell
Jon E. Socolofsky
Susan M. Stalnecker

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $159,155 for the fiscal year ended March 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $156,050 for the fiscal year ended March 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $4,687,000 and $11,748,000 for the registrant’s fiscal years ended March 31, 2020 and March 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 5, 2020

DANIEL V. GEATENS
By:	Daniel V. Geatens
Title:	Chief Financial Officer
Date:	June 5, 2020